UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00537
                                   ---------

                         FRANKLIN CUSTODIAN FUNDS, INC.
                         ------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                ----------------------------------------------
              (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 9/30
                         ----

Date of reporting period: 3/31/06
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                           MARCH 31, 2006
--------------------------------------------------------------------------------

                                                      Franklin DynaTech Fund

                                                      Franklin Growth Fund

                                                      Franklin Income Fund

                                                      Franklin U.S. Government
                                                      Securities Fund

                                                      Franklin Utilities Fund

--------------------------------------------------------------------------------
        SEMIANNUAL REPORT AND SHAREHOLDER LETTER
--------------------------------------------------------------------------------
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                                     [LOGO]
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

--------------------------------------------------------------------------------

                            FRANKLIN TEMPLETON INVESTMENTS

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

CONTENTS

SHAREHOLDER LETTER .......................................................     1

SEMIANNUAL REPORT

Franklin DynaTech Fund ...................................................     4

Franklin Growth Fund .....................................................    12

Franklin Income Fund .....................................................    21

Franklin U.S. Government Securities Fund .................................    33

Franklin Utilities Fund ..................................................    43

Financial Highlights and Statements of Investments .......................    52

Financial Statements .....................................................   101

Notes to Financial Statements ............................................   110

Shareholder Information ..................................................   128

--------------------------------------------------------------------------------


SEMIANNUAL REPORT

FRANKLIN DYNATECH FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin DynaTech Fund seeks capital appreciation by investing substantially in the equity securities of companies emphasizing scientific or technological development or that are in fast-growing industries.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin DynaTech Fund's semiannual report for the period ended March 31, 2006.

PERFORMANCE OVERVIEW

Franklin DynaTech Fund - Class A posted a +7.37% cumulative total return for the six months under review. For the same period, the Fund outperformed its narrow benchmark, the NASDAQ 100 Index, which had a price-only return of +6.37%. 1 The Fund also outperformed the broad Standard & Poor's 500 Index (S&P 500), which posted a +6.38% cumulative total return. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

During the six months ended March 31, 2006, the U.S. economy advanced at a modest pace. In fourth quarter 2005, gross domestic product grew 1.7% annualized, the slowest pace in nearly three years. This was due to several factors including declines in vehicle sales and defense spending. Furthermore, slower export growth combined with greater demand for imported goods and materials fueled a widening trade deficit. Residential construction and real estate activity waned as long-term mortgage rates rose, but economic growth

1. Source: Standard & Poor's Micropal. The NASDAQ 100 Index includes 100 of the largest domestic and international nonfinancial companies listed on The NASDAQ Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. The NASDAQ 100 Index is calculated under a modified capitalization-weighted methodology. Index returns are price-return only and do not include reinvested dividends. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 includes reinvested dividends and is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 55.


4 | Semiannual Report
picked up again in first quarter 2006. In March, the Federal Reserve Board (Fed) indicated that the economy was in transition -- away from one led by rapid consumer spending, accommodative monetary policy and other fiscal stimulus toward one led by business investment spending and export trade.

The labor market firmed as employment increased in most states and the unemployment rate dropped from 4.9% to 4.7%. 2 Labor costs increased during the reporting period. Hiring rebounded in many industries and personal income grew.

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential long-term supply disruptions and strong growth in global demand, especially from China and India. Natural gas prices rose during the second half of 2005 mainly because of expected rising demand with the onset of winter; however, they retreated somewhat amid milder-than-expected weather conditions. Although medical and pharmacy costs climbed substantially, the core Consumer Price Index (CPI) rose 2.1% for the year under review, which was less than the 2.2% 10-year average. 3

The Fed continued its monetary tightening cycle and raised the federal funds target rate from 3.75% to 4.75% in four quarter-point steps. The Fed suggested more rate increases may be necessary to balance growth with what it saw as potential inflationary risks of tighter labor and product markets. The effects of the Fed's credit-tightening campaign cooled the previously hot housing and real estate markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens and historically high gas prices.

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +6.40%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +6.38% and +9.28%. 4 Small company stocks outperformed their large-capitalization counterparts by a wide margin, and technology stocks saw their biggest resurgence since 2003. Industrials, materials and telecommunications stocks also performed well.

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P
500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

PORTFOLIO BREAKDOWN
Franklin DynaTech Fund
Based on Total Net Assets as of 3/31/06

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Semiconductors                                                             10.1%
Packaged Software                                                           9.2%
Biotechnology                                                               9.2%
Medical Specialties                                                         7.6%
Telecommunications Equipment                                                5.6%
Internet Software & Services                                                5.1%
Electronic Equipment & Instruments                                          4.6%
Managed Health Care                                                         4.1%
Oilfield Services & Equipment                                               3.9%
Computer Processing Hardware                                                3.7%
Electronic Production Equipment                                             3.5%
Air Freight & Couriers                                                      3.4%
Other Pharmaceuticals                                                       2.7%
Services to the Health Industry                                             2.3%
Financial Publishing & Services                                             2.2%
Information Technology Services                                             2.2%
Major Pharmaceuticals                                                       2.1%
Other                                                                      17.8%
Short-Term Investments & Other Net Assets                                   0.7%


                                                           Semiannual Report | 5

TOP 10 HOLDINGS
Franklin DynaTech Fund
3/31/06

--------------------------------------------------------------------------------
 COMPANY                                                           % OF TOTAL
 SECTOR/INDUSTRY                                                   NET ASSETS
--------------------------------------------------------------------------------
 Microsoft Corp.                                                         3.4%
  PACKAGED SOFTWARE
--------------------------------------------------------------------------------
 Genentech Inc.                                                          3.0%
  BIOTECHNOLOGY
--------------------------------------------------------------------------------
 Intel Corp.                                                             2.9%
  SEMICONDUCTORS
--------------------------------------------------------------------------------
 UnitedHealth Group Inc.                                                 2.7%
  MANAGED HEALTH CARE
--------------------------------------------------------------------------------
 Google Inc., A                                                          2.5%
  INTERNET SOFTWARE & SERVICES
--------------------------------------------------------------------------------
 Yahoo! Inc.                                                             2.5%
  INTERNET SOFTWARE & SERVICES
--------------------------------------------------------------------------------
 Amgen Inc.                                                              2.4%
  BIOTECHNOLOGY
--------------------------------------------------------------------------------
 Rockwell Automation Inc.                                                2.3%
  ELECTRONIC EQUIPMENT & INSTRUMENTS
--------------------------------------------------------------------------------
 Schlumberger Ltd.                                                       2.3%
  OILFIELD SERVICES & EQUIPMENT
--------------------------------------------------------------------------------
 Moody's Corp.                                                           2.2%
  FINANCIAL PUBLISHING & SERVICES
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

Based on our independent analysis of individual companies, we search for leading companies that we believe have a sustainable competitive advantage due to state-of-the-art and innovative products, technologies and business models. We consider such factors as a company's competitive positioning, patents, new products, market share, industry growth, recent operational execution and managerial strength. We use a conservative, bottom-up research process to buy and hold what we consider to be undervalued companies.

MANAGER'S DISCUSSION

During the reporting period, several Fund holdings contributed to Fund performance. Notable performers include Schlumberger (+51%), Rockwell Automation (+37%) and Google (+23%). Increased capital expenditure in the oil industry, primarily due to higher oil prices, positively impacted oil field services company Schlumberger. A strong product cycle, particularly in its Logix business, boosted industrial automation giant Rockwell's returns. Lastly, online search engine Google continued to benefit from the shift of advertising spending to online channels, specifically online search engines.

Some stocks, such as Alcon (-18%), Stryker (-10%) and International Rectifier (-8%), negatively impacted the Fund during the period. Eye care products manufacturer Alcon detracted from Fund performance as the company's revenue and earnings growth decelerated significantly from the past two years. We sold some of our Stryker holdings due to concerns about the deteriorating pricing environment for orthopedic medical devices. Semiconductor company International Rectifier missed analysts' expectations for two quarters and we sold the position by period-end.


6 | Semiannual Report

Thank you for your continued participation in Franklin DynaTech Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]         /s/ Rupert H. Johnson, Jr.

                        Rupert H. Johnson, Jr.

[PHOTO OMITTED]         /s/ Matthew J. Moberg

                        Matthew J. Moberg, CPA

[PHOTO OMITTED]         /s/ Robert R. Dean

                        Robert R. Dean, CFA

                        Portfolio Management Team
                        Franklin DynaTech Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                           Semiannual Report | 7

PERFORMANCE SUMMARY AS OF 3/31/06

FRANKLIN DYNATECH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

-------------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FKDNX)                                     CHANGE          3/31/06              9/30/05
-------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       +$1.84           $26.82               $24.98
-------------------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FDNBX)                                     CHANGE          3/31/06              9/30/05
-------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       +$1.67           $25.82               $24.15
-------------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FDYNX)                                     CHANGE          3/31/06              9/30/05
-------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       +$1.66           $25.56               $23.90
-------------------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

CLASS A                                6-MONTH             1-YEAR           5-YEAR              10-YEAR
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                +7.37%            +18.05%          +31.52%             +154.82%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2            +1.21%            +11.24%           +4.39%               +9.16%
-------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3          $10,121            $11,124          $12,398              $24,023
-------------------------------------------------------------------------------------------------------------
CLASS B                                6-MONTH             1-YEAR           5-YEAR         INCEPTION (2/1/00)
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                +6.92%            +17.15%          +26.58%               -5.22%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2            +2.92%            +13.15%           +4.49%               -0.87%
-------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3          $10,292            $11,315          $12,458               $9,478
-------------------------------------------------------------------------------------------------------------
CLASS C                                6-MONTH             1-YEAR           5-YEAR        INCEPTION (9/16/96)
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                +6.95%            +17.19%          +26.67%             +113.50%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2            +5.95%            +16.19%           +4.84%               +8.28%
-------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3          $10,595            $11,619          $12,667              $21,350
-------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


8 | Semiannual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH INVESTING IN COMPANIES EMPHASIZING SCIENTIFIC OR TECHNOLOGICAL ADVANCEMENT. THE TECHNOLOGY SECTOR HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND MAY ALSO INVEST IN SMALL-CAPITALIZATION COMPANIES, WHICH INVOLVE SPECIAL RISKS SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND MODEST MARKET SHARE. THE PRICE OF THESE SECURITIES CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM, AND INVESTORS SHOULD EXPECT FLUCTUATION IN THE VALUE OF THEIR INVESTMENT. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.


                                                           Semiannual Report | 9

YOUR FUND'S EXPENSES

FRANKLIN DYNATECH FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


10 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT       ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                         VALUE 10/1/05          VALUE 3/31/06     PERIOD* 10/1/05-3/31/06
-------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $1,073.70                 $5.12
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,020.00                 $4.99
-------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $1,069.20                 $8.92
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,016.31                 $8.70
-------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $1,069.50                 $8.93
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,016.31                 $8.70
-------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 0.99%; B:
1.73%; and C: 1.73%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                                                          Semiannual Report | 11

FRANKLIN GROWTH FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Growth Fund seeks capital appreciation by investing substantially in equity securities of companies that are leaders in their industries.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Growth Fund's semiannual report for the period ended March 31, 2006.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Growth Fund - Class A posted a +10.18% cumulative total return. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +6.38% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 16.

ECONOMIC AND MARKET OVERVIEW

During the six months ended March 31, 2006, the U.S. economy advanced at a modest pace. In fourth quarter 2005, gross domestic product grew 1.7% annualized, the slowest pace in nearly three years. This was due to several factors including declines in vehicle sales and defense spending. Furthermore, slower export growth combined with greater demand for imported goods and materials fueled a widening trade deficit. Residential construction and real estate activity waned as long-term mortgage rates rose, but economic growth picked up again in first quarter 2006. In March, the Federal Reserve Board (Fed) indicated that the economy was in transition -- away from one led by rapid consumer spending, accommodative monetary policy and other fiscal stimulus toward one led by business investment spending and export trade.

The labor market firmed as employment increased in most states and the unemployment rate dropped from 4.9% to 4.7%. 2 Labor costs increased during the reporting period. Hiring rebounded in many industries and personal income grew.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 65.


12 | Semiannual Report

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential long-term supply disruptions and strong growth in global demand, especially from China and India. Natural gas prices rose during the second half of 2005 mainly because of expected rising demand with the onset of winter; however, they retreated somewhat amid milder-than-expected weather conditions. Although medical and pharmacy costs climbed substantially, the core Consumer Price Index (CPI) rose 2.1% for the year under review, which was less than the 2.2% 10-year average. 3

The Fed continued its monetary tightening cycle and raised the federal funds target rate from 3.75% to 4.75% in four quarter-point steps. The Fed suggested more rate increases may be necessary to balance growth with what it saw as potential inflationary risks of tighter labor and product markets. The effects of the Fed's credit-tightening campaign cooled the previously hot housing and real estate markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens and historically high gas prices.

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +6.40%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +6.38% and +9.28%. 4 Small company stocks outperformed their large-capitalization counterparts by a wide margin, and technology stocks saw their biggest resurgence since 2003. Industrials, materials and telecommunications stocks also performed well.

INVESTMENT STRATEGY

We seek to invest in companies that have qualities such as strong management teams, financials and industry leadership. The Fund looks for opportunities in new and rapidly growing businesses and in mature businesses selling at depressed prices but offering favorable recovery possibilities. We analyze securities individually and buy stocks of large and small companies in our effort to maintain a solid and diversified portfolio.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P
500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

PORTFOLIO BREAKDOWN
Franklin Growth Fund
Based on Total Net Assets as of 3/31/06

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Electronic Technology*                                                    21.4%
Health Technology*                                                        20.9%
Producer Manufacturing                                                    19.4%
Technology Services*                                                       9.3%
Transportation                                                             5.6%
Consumer Services                                                          4.6%
Distribution Services                                                      3.2%
Commercial Services                                                        2.9%
Energy Minerals                                                            2.6%
Consumer Non-Durables                                                      2.3%
Process Industries                                                         1.9%
Health Services                                                            1.9%
Consumer Durables                                                          1.7%
Other                                                                      0.7%
Short-Term Investments & Other Net Assets                                  1.6%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.


                                                          Semiannual Report | 13

TOP 10 HOLDINGS
Franklin Growth Fund
3/31/06

--------------------------------------------------------------------------------
COMPANY                                                             % OF TOTAL
SECTOR/INDUSTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
Genentech Inc.                                                            3.5%
  HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
The Boeing Co.                                                            3.2%
  ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                                    2.8%
  ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Amgen Inc.                                                                2.8%
  HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
General Dynamics Corp.                                                    2.7%
  ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Apple Computer Inc.                                                       2.6%
  ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
3M Co.                                                                    2.5%
  PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Johnson & Johnson                                                         2.4%
  HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Computer Sciences Corp.                                                   2.3%
  TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Yahoo! Inc.                                                               2.1%
  TECHNOLOGY SERVICES
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

The Fund was nearly fully invested with holdings in 99 companies at period-end. We continued to invest in a broad array of companies of all sizes and in varied industries.

No particular sector strength or weakness drove Fund performance during the reporting period, but instead results were based on individual company performances. Two of our best performing holdings were Continental Airlines (+178%) and AMR, or American Airlines, (+142%). Other solid contributors included Textron (+31%), Northrop Grumman (+27%), Computer Sciences (+17%), Apple Computer (+17%) and Boeing (+16%).

The Fund had some detractors during the period under review. Examples of holdings that did not perform well included Amgen (-9%), Johnson & Johnson (-5%) and Yahoo! (-5%). The poorest performers were Intel (-20%), EnCana (-20%), Gateway (-19%) and Dell (-13%).


14 | Semiannual Report

Thank you for your continued participation in Franklin Growth Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]         /s/ V. Jerry Palmieri

                        V. Jerry Palmieri
                        Portfolio Manager
                        Franklin Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                          Semiannual Report | 15

PERFORMANCE SUMMARY AS OF 3/31/06

FRANKLIN GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------
 CLASS A (SYMBOL: FKGRX)                                CHANGE            3/31/06         9/30/05
----------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                  +$3.48             $38.31          $34.83
----------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (10/1/05-3/31/06)
----------------------------------------------------------------------------------------------------
 Dividend Income                        $0.0644
----------------------------------------------------------------------------------------------------
 CLASS B (SYMBOL: FKGBX)                                CHANGE            3/31/06         9/30/05
----------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                  +$3.30             $37.03          $33.73
----------------------------------------------------------------------------------------------------
 CLASS C (SYMBOL: FRGSX)                                CHANGE            3/31/06         9/30/05
----------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                  +$3.28             $36.71          $33.43
----------------------------------------------------------------------------------------------------
 CLASS R (SYMBOL: FGSRX)                                CHANGE            3/31/06         9/30/05
----------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                  +$3.48             $38.07          $34.59
----------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (10/1/05-3/31/06)
----------------------------------------------------------------------------------------------------
 Dividend Income                        $0.0013
----------------------------------------------------------------------------------------------------
 ADVISOR CLASS (SYMBOL: FCGAX)                          CHANGE            3/31/06         9/30/05
----------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                  +$3.45             $38.34          $34.89
----------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (10/1/05-3/31/06)
----------------------------------------------------------------------------------------------------
 Dividend Income                        $0.1518
----------------------------------------------------------------------------------------------------


16 | Semiannual Report

PERFORMANCE CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------------------
CLASS A                                6-MONTH            1-YEAR             5-YEAR               10-YEAR
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +10.18%           +15.70%            +23.65%             +107.86%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2            +3.86%            +9.06%             +3.11%               +6.95%
-----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3           $10,386           $10,906            $11,652              $19,587
-----------------------------------------------------------------------------------------------------------------
CLASS B                                6-MONTH            1-YEAR             5-YEAR        INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                +9.78%           +14.82%            +19.17%              +26.67%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2            +5.78%           +10.82%             +3.22%               +3.32%
-----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3           $10,578           $11,082            $11,717              $12,667
-----------------------------------------------------------------------------------------------------------------
CLASS C                                6-MONTH            1-YEAR             5-YEAR               10-YEAR
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                +9.78%           +14.83%            +19.13%              +92.77%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2            +8.78%           +13.83%             +3.56%               +6.78%
-----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3           $10,878           $11,383            $11,913              $19,277
-----------------------------------------------------------------------------------------------------------------
CLASS R                                6-MONTH            1-YEAR             3-YEAR         INCEPTION(1/1/02)
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +10.06%           +15.44%            +70.88%              +20.83%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2            +9.06%           +14.44%            +19.55%               +4.56%
-----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3           $10,906           $11,444            $17,088              $12,083
-----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 4                        6-MONTH            1-YEAR             5-YEAR               10-YEAR
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +10.34%           +15.99%            +25.22%             +114.29%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2           +10.34%           +15.99%             +4.60%               +7.92%
-----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3           $11,034           $11,599            $12,522              $21,429
-----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 17

ENDNOTES

HISTORICALLY, THE FUND HAS FOCUSED ON LARGER COMPANIES. THE FUND MAY ALSO INVEST IN SMALL, RELATIVELY NEW AND/OR UNSEASONED COMPANIES, WHICH INVOLVES ADDITIONAL RISKS, AS THE PRICE OF THESE SECURITIES CAN BE VOLATILE, PARTICULARLY OVER THE SHORT TERM. THE FUND'S INVESTMENTS IN FOREIGN COMPANIES CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

4. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +93.71% and +7.41%.


18 | Semiannual Report

YOUR FUND'S EXPENSES

FRANKLIN GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 19

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT     ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 10/1/05        VALUE 3/31/06    PERIOD* 10/1/05-3/31/06
----------------------------------------------------------------------------------------------------------
Actual                                           $1,000              $1,101.80              $4.87
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000              $1,020.29              $4.68
----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------
Actual                                           $1,000              $1,097.80              $8.73
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000              $1,016.60              $8.40
----------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------
Actual                                           $1,000              $1,097.80              $8.73
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000              $1,016.60              $8.40
----------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------
Actual                                           $1,000              $1,100.60              $6.18
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000              $1,019.05              $5.94
----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------
Actual                                           $1,000              $1,103.40              $3.57
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000              $1,021.54              $3.43
----------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 0.93%; B:
1.67%; C: 1.67%; R: 1.18%; and Advisor: 0.68%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


20 | Semiannual Report

FRANKLIN INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Income Fund seeks to maximize income while maintaining prospects for capital appreciation through a diversified portfolio of securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Income Fund covers the period ended March 31, 2006.

PERFORMANCE OVERVIEW

Franklin Income Fund - Class A posted a +2.46% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +6.38%; outperformed its other benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which returned -0.06%; and underperformed its peers as measured by the Lipper Income Funds Classification Average, which returned +3.16%, for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 27.

ECONOMIC AND MARKET OVERVIEW

During the six months ended March 31, 2006, the U.S. economy advanced at a modest pace. In fourth quarter 2005, gross domestic product grew 1.7% annualized, the slowest pace in nearly three years. This was due to several factors including declines in vehicle sales and defense spending. Furthermore, slower export growth combined with greater demand for imported goods and materials fueled a widening trade deficit. Residential construction and real estate activity waned as long-term mortgage rates rose, but economic growth picked up again in first quarter 2006. In March, the Federal Reserve Board (Fed) indicated that the economy was in transition -- away from one led by

1. Sources: Standard & Poor's Micropal; Lipper Inc. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The Lipper Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Income Funds are defined as funds that seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. For the six-month period ended 3/31/06, there were 322 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. The Fund's performance relative to the average may have differed if these and other factors had been considered.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 75.


                                                          Semiannual Report | 21
rapid consumer spending, accommodative monetary policy and other fiscal stimulus toward one led by business investment spending and export trade.

The labor market firmed as employment increased in most states and the unemployment rate dropped from 4.9% to 4.7%. 2 Labor costs increased during the reporting period. Hiring rebounded in many industries and personal income grew.

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential long-term supply disruptions and strong growth in global demand, especially from China and India. Natural gas prices rose during the second half of 2005 mainly because of expected rising demand with the onset of winter; however, they retreated somewhat amid milder-than-expected weather conditions. Although medical and pharmacy costs climbed substantially, the core Consumer Price Index (CPI) rose 2.1% for the year under review, which was less than the 2.2% 10-year average. 3

The Fed continued its monetary tightening cycle and raised the federal funds target rate from 3.75% to 4.75% in four quarter-point steps. The Fed suggested more rate increases may be necessary to balance growth with what it saw as potential inflationary risks of tighter labor and product markets. The effects of the Fed's credit-tightening campaign cooled the previously hot housing and real estate markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens and historically high gas prices.

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +6.40%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +6.38% and +9.28%. 4 Small company stocks outperformed their large-capitalization counterparts by a wide margin, and technology stocks saw their biggest resurgence since 2003. Industrials, materials and telecommunications stocks also performed well.

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Please see footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


22 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Income Fund
10/1/05-3/31/06

----------------------------------------------------------------------------------------------------------------
                                                         DIVIDEND PER SHARE
                 -----------------------------------------------------------------------------------------------
  MONTH                 CLASS A        CLASS B     CLASS B1**      CLASS C         CLASS R     ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
  October             1.25 cents     1.06 cents    1.14 cents    1.14 cents      1.17 cents      1.28 cents
----------------------------------------------------------------------------------------------------------------
  November            1.25 cents     1.06 cents    1.14 cents    1.14 cents      1.17 cents      1.28 cents
----------------------------------------------------------------------------------------------------------------
  December            1.25 cents     1.08 cents    1.15 cents    1.15 cents      1.19 cents      1.28 cents
----------------------------------------------------------------------------------------------------------------
  January             1.25 cents     1.08 cents    1.15 cents    1.15 cents      1.19 cents      1.28 cents
----------------------------------------------------------------------------------------------------------------
  February            1.20 cents     1.03 cents    1.10 cents    1.10 cents      1.14 cents      1.23 cents
----------------------------------------------------------------------------------------------------------------
  March               1.20 cents     1.02 cents    1.09 cents    1.10 cents      1.12 cents      1.23 cents
----------------------------------------------------------------------------------------------------------------
  TOTAL               7.40 CENTS     6.33 CENTS    6.77 CENTS    6.78 CENTS      6.98 CENTS      7.58 CENTS
----------------------------------------------------------------------------------------------------------------

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**On November 1, 2001, the Fund closed Class B to new investors and changed the name to Class B1; a new Class B became available to investors.

INVESTMENT STRATEGY

Based on our independent analysis of debt, convertible and equity securities, we search for undervalued or out-of-favor securities we believe offer opportunities for income today and significant growth tomorrow. We consider such factors as a company's experience and managerial strength; its responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company's changing financial condition and market recognition of the change; and a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings.

MANAGER'S DISCUSSION

During the six months under review, the Fund's weak performance compared with strong gains experienced in the overall U.S. equity market can be attributed to several factors. These included the Fund's large weighting in the electric utilities sector as well as weakness during the period in some energy stocks after their share prices had appreciated substantially amid hurricane activities in the summer of 2005. Our emphasis on corporate credit opportunities drove the Fund's favorable performance relative to the overall fixed income market, as measured by the LB U.S. Aggregate Index, and helped offset the substantial rise in long-term interest rates. During the reporting period, the U.S. 10-year Treasury bond yield rose from 4.34% to 4.86%, which negatively impacted bond price performance.


                                                          Semiannual Report | 23

TOP 5 EQUITY HOLDINGS
Franklin Income Fund
3/31/06

--------------------------------------------------------------------------------
 COMPANY                                                             % OF TOTAL
 SECTOR/INDUSTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
 Merck & Co. Inc.                                                          3.5%
  HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
 Bank of America Corp.                                                     2.3%
  FINANCE
--------------------------------------------------------------------------------
 Pfizer Inc.                                                               2.3%
  HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
 Fannie Mae, 5.375%, cvt. pfd.                                             1.8%
  FINANCE
--------------------------------------------------------------------------------
 Canadian Oil Sands Trust                                                  1.8%
  ENERGY MINERALS
--------------------------------------------------------------------------------

TOP 5 BOND HOLDINGS*
Franklin Income Fund
3/31/06

--------------------------------------------------------------------------------
 COMPANY                                                             % OF TOTAL
 SECTOR/INDUSTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
 General Motors Acceptance Corp.                                           4.0%
  CONSUMER DURABLES
 -------------------------------------------------------------------------------
 Ford Motor Credit Corp.                                                   3.3%
  CONSUMER DURABLES
--------------------------------------------------------------------------------
 Tenet Healthcare Corp.                                                    3.0%
  HEALTH SERVICES
--------------------------------------------------------------------------------
 CCH LLC                                                                   2.7%
  CONSUMER SERVICES
--------------------------------------------------------------------------------
 Qwest                                                                     2.3%
  COMMUNICATIONS
--------------------------------------------------------------------------------

*Does not include convertible bonds.

At period-end, we had approximately 51% of the Fund's total net assets invested in fixed income securities, 46% in equity securities including common stocks and convertible preferred stocks, and 2.8% in short-term investments and other net assets. We sought to take advantage of broad fixed income market weakness to add to existing holdings and initiate new positions in gaming and lodging companies MGM Mirage and Host Marriott, and defense technology companies L-3 Communications and DRS Technologies. Within the automotive finance sector, we continued to build positions in General Motors Acceptance Corporation (GMAC) and Ford Motor Credit, as we believed strategic initiatives designed to improve liquidity and strengthen core North American operations offset the competitive and structural challenges faced by their parent companies, General Motors and Ford Motor.

At the end of the reporting period, the Fund held a significant amount of its total net assets in noninvestment-grade corporate debt due to our assessment of the attractive risk-reward tradeoff in a rising rate environment relative to other fixed income asset classes. During the period, higher coupon payments and tightening credit spreads fueled high yield bonds' relatively strong performance, as represented by the +3.58% total return of the LB High Yield Index relative to the -0.06% total return of the LB U.S. Aggregate Index. 5 The spread, or incremental yield over benchmark U.S. Treasury securities, dropped from 3.66 percentage points to 3.27 percentage points. 5 This decline in average spread, which represents the amount of incremental yield required to compensate investors for credit risk, helped mitigate the effect of rising interest rates on the Fund's investments.

The Fund's large weighting in the electric utilities sector hurt Fund performance. Utilities, as measured by the S&P 500 Utilities Index, had a -6.57% total return during the six-month period. 6 Poor sector performance largely resulted from rising long-term interest rates, as dividend yields on utility stocks have historically maintained a high level of correlation to the bond market. Typically, we look for opportunities to invest in utility companies that we believe have the

5. Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The LB High Yield Index covers the universe of fixed rate, noninvestment-grade debt. The index includes both corporate and non-corporate sectors. Please see footnote 1 for a description of the LB U.S. Aggregate Index.

6. Source: Standard & Poor's Micropal. The S&P 500 Utilities Index is a market capitalization-weighted index that includes electric utility stocks in the S&P 500.


24 | Semiannual Report
potential to grow their dividends at above-average rates, which can help offset rising interest rates. Fund holdings PG&E and Alliant Energy, successful examples of this approach, both materially raised their dividends. In December 2005, PG&E announced a dividend 10% above its prior level, and in January 2006, Alliant declared a dividend 9.5% above its prior stated level. During the reporting period, PG&E and Alliant delivered total returns of +0.83% and +10%.

Oil and natural gas commodity prices had a negative impact on utility companies, especially those involved in oil and gas exploration and production. Since the beginning of the period, natural gas spot prices fell $7 per million British thermal units (BTUs), from $14 to nearly $7 per million BTUs. Although the Fund had limited exposure to these types of utilities, this decline hurt some of our holdings' expected earnings levels. For example, Dominion Resources is a major operator of exploration and production properties, and the level of profits expected from these properties declined as natural gas prices fell. As a result, Dominion had a -18% return for the period.

Despite significant long-term asset value, independent power producer Calpine sought bankruptcy court protection on December 21, 2005, as its fundamental conditions failed to improve quickly enough for the company to address its highly leveraged balance sheet. The default dampened overall Fund performance. Calpine's convertible and nonconvertible senior unsecured notes fell, but the decline was partially offset by strength in our second-priority lien secured notes.

Our holdings in the telecommunication services sector aided Fund performance, particularly BellSouth (+35%), which surged following the announced merger with AT&T (+16%). Optimism surrounding sector consolidation and prospects for improved financial performance that reflected the benefits of scale and network synergies contributed to strong relative Fund performance. An initiative to broaden the product platform to include video services offered the potential to enhance the company's offerings for consumers and improve the company's financial performance and the sector's competitive position. Within this sector, Verizon Communications (+7%) also benefited overall Fund performance.

PORTFOLIO BREAKDOWN
Franklin Income Fund
Based on Total Net Assets as of 3/31/06

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Corporate Straight Bonds                                                   44.0%
Utilities Stocks                                                           16.2%
Health Technology Stocks                                                    8.5%
Finance Stocks                                                              7.6%
Energy Minerals Stocks                                                      4.9%
U.S. Government & Agency Securities                                         3.7%
Corporate Convertible Bonds                                                 3.6%
Communications Stocks                                                       3.2%
Non-Energy Minerals Stocks                                                  1.4%
Gas Distributors Stocks                                                     1.3%
Other                                                                       2.8%
Short-Term Investments & Other Net Assets                                   2.8%


                                                          Semiannual Report | 25

Thank you for your continued participation in Franklin Income Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]         /s/ Edward Perks

                        Edward Perks, CFA


[PHOTO OMITTED]         /s/ Charles B. Johnson

                        Charles B. Johnson

                        Portfolio Management Team
                        Franklin Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


26 | Semiannual Report

PERFORMANCE SUMMARY AS OF 3/31/06

FRANKLIN INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
 CLASS A (SYMBOL: FKINX)                        CHANGE      3/31/06      9/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                          -$0.03        $2.47        $2.50
--------------------------------------------------------------------------------
 DISTRIBUTIONS (10/1/05-3/31/06)
--------------------------------------------------------------------------------
 Dividend Income                   $0.0740
--------------------------------------------------------------------------------
 Short-Term Capital Gain           $0.0055
--------------------------------------------------------------------------------
 Long-Term Capital Gain            $0.0090
--------------------------------------------------------------------------------
          TOTAL                    $0.0885
--------------------------------------------------------------------------------
 CLASS B (SYMBOL: FBICX)                        CHANGE      3/31/06      9/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                          -$0.03        $2.46        $2.49
--------------------------------------------------------------------------------
 DISTRIBUTIONS (10/1/05-3/31/06)
--------------------------------------------------------------------------------
 Dividend Income                   $0.0633
--------------------------------------------------------------------------------
 Short-Term Capital Gain           $0.0055
--------------------------------------------------------------------------------
 Long-Term Capital Gain            $0.0090
--------------------------------------------------------------------------------
          TOTAL                    $0.0778
--------------------------------------------------------------------------------
 CLASS B1 (SYMBOL: FICBX)                       CHANGE      3/31/06      9/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                          -$0.03        $2.47        $2.50
--------------------------------------------------------------------------------
 DISTRIBUTIONS (10/1/05-3/31/06)
--------------------------------------------------------------------------------
 Dividend Income                   $0.0677
--------------------------------------------------------------------------------
 Short-Term Capital Gain           $0.0055
--------------------------------------------------------------------------------
 Long-Term Capital Gain            $0.0090
--------------------------------------------------------------------------------
          TOTAL                    $0.0822
--------------------------------------------------------------------------------
 CLASS C (SYMBOL: FCISX)                        CHANGE      3/31/06      9/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                          -$0.03        $2.48        $2.51
--------------------------------------------------------------------------------
 DISTRIBUTIONS (10/1/05-3/31/06)
--------------------------------------------------------------------------------
 Dividend Income                   $0.0678
--------------------------------------------------------------------------------
 Short-Term Capital Gain           $0.0055
--------------------------------------------------------------------------------
 Long-Term Capital Gain            $0.0090
--------------------------------------------------------------------------------
          TOTAL                    $0.0823
--------------------------------------------------------------------------------


                                                          Semiannual Report | 27

--------------------------------------------------------------------------------
 CLASS R (SYMBOL: FISRX)                          CHANGE     3/31/06     9/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                            -$0.03       $2.45       $2.48
--------------------------------------------------------------------------------
 DISTRIBUTIONS (10/1/05-3/31/06)
--------------------------------------------------------------------------------
 Dividend Income                     $0.0698
--------------------------------------------------------------------------------
 Short-Term Capital Gain             $0.0055
--------------------------------------------------------------------------------
 Long-Term Capital Gain              $0.0090
--------------------------------------------------------------------------------
          TOTAL                      $0.0843
--------------------------------------------------------------------------------
 ADVISOR CLASS (SYMBOL: FRIAX)                    CHANGE     3/31/06     9/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                            -$0.03       $2.46       $2.49
--------------------------------------------------------------------------------
 DISTRIBUTIONS (10/1/05-3/31/06)
--------------------------------------------------------------------------------
 Dividend Income                     $0.0758
--------------------------------------------------------------------------------
 Short-Term Capital Gain             $0.0055
--------------------------------------------------------------------------------
 Long-Term Capital Gain              $0.0090
--------------------------------------------------------------------------------
          TOTAL                      $0.0903
--------------------------------------------------------------------------------


28 | Semiannual Report

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS B1: CDSC DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------------------
CLASS A                             6-MONTH                1-YEAR           5-YEAR              10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1             +2.46%                +7.78%          +55.32%             +141.23%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2         -1.85%                +3.15%           +8.29%               +8.74%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3         $9,815               $10,315          $14,890              $23,114
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                        5.58%
---------------------------------------------------------------------------------------------------------------
30-Day Standardized Yield 5                   5.17%
---------------------------------------------------------------------------------------------------------------
CLASS B                             6-MONTH                1-YEAR           3-YEAR         INCEPTION (11/1/01)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1             +2.02%                +6.89%          +50.48%              +53.00%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2         -1.93%                +2.89%          +13.83%               +9.79%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3         $9,807               $10,289          $14,748              $15,100
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                        4.98%
---------------------------------------------------------------------------------------------------------------
30-Day Standardized Yield 5                   4.56%
---------------------------------------------------------------------------------------------------------------
CLASS B1                            6-MONTH                1-YEAR           5-YEAR         INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1             +2.20%                +7.24%          +51.50%              +79.78%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2         -1.75%                +3.24%           +8.37%               +8.43%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3         $9,825               $10,324          $14,950              $17,978
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                        5.30%
---------------------------------------------------------------------------------------------------------------
30-Day Standardized Yield 5                   4.90%
---------------------------------------------------------------------------------------------------------------
CLASS C                             6-MONTH                1-YEAR           5-YEAR              10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1             +2.19%                +7.19%          +51.19%             +128.70%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2         +1.20%                +6.19%           +8.62%               +8.62%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3        $10,120               $10,619          $15,119              $22,870
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                        5.32%
---------------------------------------------------------------------------------------------------------------
30-Day Standardized Yield 5                   4.91%
---------------------------------------------------------------------------------------------------------------
CLASS R                             6-MONTH                1-YEAR           3-YEAR        INCEPTION (1/1/02)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1             +2.31%                +7.47%          +53.02%              +51.57%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2         +1.32%                +6.47%          +15.24%              +10.30%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3        $10,132               $10,647          $15,302              $15,157
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                        5.49%
---------------------------------------------------------------------------------------------------------------
30-Day Standardized Yield 5                   5.05%
---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 6                      6-MONTH               1-YEAR           5-YEAR              10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1             +2.55%                +7.97%          +56.78%             +146.29%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2         +2.55%                +7.97%           +9.41%               +9.43%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3        $10,255               $10,797          $15,678              $24,629
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                        6.00%
---------------------------------------------------------------------------------------------------------------
30-Day Standardized Yield 5                   5.56%
---------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 29

ENDNOTES

THE RISKS ASSOCIATED WITH HIGHER YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS B1
(formerly Class B):   These shares have higher annual fees and expenses than
                      Class A shares. Effective 11/1/01, closed to new investors.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:        Shares are available to certain eligible investors as
                      described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

4. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (NAV for Classes B, B1, C, R and Advisor) per share on 3/31/06.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/06.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +124.38% and +9.13%.


30 | Semiannual Report

YOUR FUND'S EXPENSES

FRANKLIN INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 31

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT        ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                         VALUE 10/1/05           VALUE 3/31/06      PERIOD* 10/1/05-3/31/06
--------------------------------------------------------------------------------------------------------------------
Actual                                               $1,000                $1,024.60                  $3.23
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000                $1,021.74                  $3.23
--------------------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------------------
Actual                                               $1,000                $1,020.20                  $7.45
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000                $1,017.55                  $7.44
--------------------------------------------------------------------------------------------------------------------
CLASS B1
--------------------------------------------------------------------------------------------------------------------
Actual                                               $1,000                $1,022.00                  $5.75
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000                $1,019.25                  $5.74
--------------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------------
Actual                                               $1,000                $1,021.90                  $5.75
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000                $1,019.25                  $5.74
--------------------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------------------
Actual                                               $1,000                $1,023.10                  $4.99
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000                $1,020.00                  $4.99
--------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------------
Actual                                               $1,000                $1,025.50                  $2.47
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000                $1,022.49                  $2.47
--------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio, net of expense waivers, for each class (A: 0.64%; B: 1.48%; B1: 1.14%; C: 1.14%; R: 0.99%; and Advisor:
0.49%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


32 | Semiannual Report

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin U.S. Government Securities Fund seeks high, current income by investing at least 80% of its net assets in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).

--------------------------------------------------------------------------------
Since 1983, the Fund has invested predominantly in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal. 1 Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin U.S. Government Securities Fund
Based on Total Net Assets as of 3/31/06

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

GNMA ...................................................................  97.3%
Short-Term Investments & Other Net Assets ..............................   2.7%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin U.S. Government Securities Fund's semiannual report for the period ended March 31, 2006.

PERFORMANCE OVERVIEW

Franklin U.S. Government Securities Fund - Class A posted a +0.71% cumulative total return for the six months under review. The Fund outperformed the Lehman Brothers U.S. Government: Intermediate Index, which returned +0.29%. 2 In comparison, the Lipper GNMA Funds Classification Average returned +0.55%

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund's yield and share price are not guaranteed and will vary with market conditions.

2. Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Government:
Intermediate Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value weighted inclusive of accrued interest. The index includes issues of the U.S. government or any agency thereof. It includes only issues with a remaining term to maturity of less than 10 years. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization. Past performance does not guarantee future results. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 90.


                                                          Semiannual Report | 33

FRANKLIN U.S. GOVERNMENT SECURITIES FUND -
CLASS A VS. COMPARABLE INVESTMENTS*
Risk vs. Return (4/01-3/06)

         [THE FOLLOWING TABLE WAS REPRESENTED AS A PLOTTED CHART IN THE
                               PRINTED MATERIAL.]

FOR THE 5-YEAR PERIOD ENDED 3/31/06
                                                        RISK             RETURN
                                                      --------------------------
FRANKLIN U.S. GOVERNMENT SECURITIES FUND - CLASS A      2.67%              4.29%
PAYDEN & RYGEL 1-YEAR U.S. TREASURY BILL                0.76%              2.32%
PAYDEN & RYGEL 10-YEAR U.S. TREASURY NOTE               8.27%              4.46%
PAYDEN & RYGEL 30-YEAR U.S. TREASURY BOND              13.20%              6.72%
                                                      --------------------------

THE CHART DOES NOT INCLUDE THE FUND'S CURRENT, MAXIMUM 4.25% INITIAL SALES CHARGE. IF SALES CHARGES WERE INCLUDED, THE RETURNS WOULD HAVE BEEN LOWER.

*Source: Standard & Poor's Micropal (Payden & Rygel). Indexes are unmanaged. Investors cannot invest directly in an index. Average annual total return represents the average annual change in value of an investment over the period indicated. These figures assume reinvestment of distributions and do not include sales charges. Risk is measured by the annualized standard deviation of monthly total returns. In general, the higher the standard deviation, the greater the volatility. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; interest payments and principal are guaranteed. The Fund's investment return and share price will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Past performance does not guarantee future results.

for the same period. 3 The Fund's return reflects the effect of management fees and expenses, while the index does not have such costs. You can find the Fund's long-term performance data in the Performance Summary beginning on page 38.

3. Source: The Lipper GNMA Funds Classification Average is calculated by averaging the total return for all funds within the Lipper GNMA Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper GNMA Funds are defined as funds that invest primarily in GNMA securities. For the six-month period ended 3/31/06, there were 63 funds in this category. Lipper calculations do not include sales charges. The Fund's performance relative to the average may have differed if these or other factors had been considered. Past performance does not guarantee future results. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


34 | Semiannual Report

ECONOMIC AND MARKET OVERVIEW

The U.S. economy continued to grow during the six months under review. After gross domestic product growth decelerated from an annualized rate of 4.1% in third quarter 2005 to 1.7% in the fourth quarter, it rebounded to an estimated 4.8% annualized rate in first quarter 2006. Over the reporting period, nonfarm payroll data, as well as other indexes, showed growing employment. Consumer spending increased 6.4% (not adjusted for inflation) in March 2006 compared with the same month a year earlier, which supported the nation's economic progress. 4

Business spending also rose during the reporting period, contributing to economic growth. Historically low interest rates allowed many companies easy access to capital, and ample cash also helped some companies to support their spending plans. On the other hand, labor costs accelerated and business productivity fell unexpectedly during fourth quarter 2005, the first decline in nearly five years.

Oil prices climbed as high as $68 a barrel during the period. Prices were elevated partially by concerns about potential long-term supply limitations in the face of expected strong growth in global demand, especially from China and India, and the potential for supply disruptions stemming from geopolitical turmoil in several major oil-producing countries. Sustained high commodity prices contributed to inflationary pressures, and inflation, while still subdued, rose somewhat. The Personal Consumption Expenditures (PCE) deflator, the Federal Reserve Board's (Fed's) preferred measure of inflation, reported inflation of 2.0% for core prices, and 2.9% overall for the 12 months ended March 31, 2006. 5 A more widely reported inflation index, the core Consumer Price Index (CPI), rose 2.1% for the same period. 6

During the six-month reporting period, the Fed raised the federal funds target rate to 4.75% from 3.75%. In March, at the first meeting of the Fed conducted by newly appointed Fed Chairman Ben Bernanke, the Fed acknowledged the economy's strength and mentioned it might still raise rates to balance the risks of sustainable economic growth and price stability. The market reacted to the statement by increasing yields (and lowering prices) across intermediate- and longer-term bonds.

4. Source: Bureau of Economic Analysis.

5. Source: Bureau of Economic Analysis. The chain-type price index (or deflator) measures the inflation rate for individual expenditures on goods and services as measured by PCE. The PCE is included in the BEA's report on gross domestic product. The core PCE deflator excludes food and energy costs.

6. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


                                                          Semiannual Report | 35

YIELD COMPARISON
3/31/06

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Franklin U.S Government Securities Fund - Class A*                         4.55%
10-Year Treasury Note*                                                     4.86%
Lipper GNMA Funds Average*                                                 4.18%
Lipper Money Market Funds Average*                                         3.76%

*Sources: Standard & Poor's Micropal; Lipper Inc. Franklin U.S. Government Securities Fund - Class A shares' yield, calculated as required by the SEC, is based on earnings of the Fund's portfolio for the 30 days ended 3/31/06. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; interest payments and principal are guaranteed. Money funds attempt to maintain a stable net asset value of $1.00 per share, while shares of Franklin U.S. Government Securities Fund will fluctuate with market conditions. The Lipper GNMA Funds Classification Average is an average of the monthly SEC yields of 48 funds in the Lipper GNMA Funds classification for the 30 days ended 3/31/06. The Lipper Money Market Funds Classification Average is an average of the monthly SEC yields of 291 funds in the Lipper Money Market Funds classification for the 30 days ended 3/31/06. Lipper averages do not include sales charges.

DIVIDEND DISTRIBUTIONS*
Franklin U.S. Government Securities Fund
10/1/05-3/31/06

-------------------------------------------------------------------------------------------------------------
                                                        DIVIDEND PER SHARE
                          -----------------------------------------------------------------------------------
  MONTH                    CLASS A        CLASS B          CLASS C           CLASS R        ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------
  October                 2.60 cents     2.31 cents       2.31 cents        2.39 cents        2.66 cents
-------------------------------------------------------------------------------------------------------------
  November                2.60 cents     2.31 cents       2.31 cents        2.39 cents        2.67 cents
-------------------------------------------------------------------------------------------------------------
  December                2.60 cents     2.32 cents       2.31 cents        2.39 cents        2.67 cents
-------------------------------------------------------------------------------------------------------------
  January                 2.60 cents     2.32 cents       2.31 cents        2.39 cents        2.67 cents
-------------------------------------------------------------------------------------------------------------
  February                2.60 cents     2.32 cents       2.31 cents        2.39 cents        2.66 cents
-------------------------------------------------------------------------------------------------------------
  March                   2.60 cents     2.32 cents       2.32 cents        2.39 cents        2.67 cents
-------------------------------------------------------------------------------------------------------------
  TOTAL                  15.60 CENTS    13.90 CENTS      13.87 CENTS       14.34 CENTS       16.00 CENTS
-------------------------------------------------------------------------------------------------------------

The 10-year Treasury note fluctuated over the past six months, but overall its yield rose from 4.34% at the beginning of the period to 4.86% on March 31, 2006. The yield on the 30-year Treasury rose from 4.57% to 4.89% during the same period. Short-term interest rates rose more than intermediate- and long-term rates, and the yield curve flattened as the spread between short-term and long-term rates generally narrowed and even inverted at some points along the yield curve.

INVESTMENT STRATEGY

We seek to invest predominantly in GNMA (Ginnie Mae) obligations. We analyze securities using proprietary models to help us identify attractive investment opportunities. The Fund's short-term investments include short-term government securities and cash or cash equivalents.

MANAGER'S DISCUSSION

Our research shows that over the past 5-, 10- and 15-year time periods, GNMAs have offered attractive risk-adjusted returns when compared with a variety of asset classes including U.S. Treasuries, agency debentures, investment grade and high yield corporate bonds, and large- and small-capitalization stocks. These time periods include various credit, prepayment, economic and interest rate cycles.

As the mortgage-backed securities (MBS) market has evolved, we believe technical research tools have increased in importance. In the GNMA sector, we applied our proprietary research models seeking to uncover areas of the markets where we believed prepayment risk may have offered value. For example, during the review period, rising mortgage rates led to a decline in prepayment


36 | Semiannual Report
risk. As we examined the price difference between securities in the GNMA I and GNMA II programs, we concluded that the stronger prepayment protection generally associated with GNMA I MBS was overvalued. 7 This resulted in our increased weighting in GNMA II MBS by period-end.

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years ahead.


[PHOTO OMITTED]         /s/ Jack Lemein

                        Jack Lemein


[PHOTO OMITTED]         /s/ Roger A. Bayston

                        Roger A. Bayston, CFA

                        Portfolio Management Team
                        Franklin U.S. Government Securities Fund

7. GNMA I MBS are single-issuer pools. GNMA II MBS are multiple-issuer pools and can include a range of interest rates. GNMA II securities are generally considered more geographically diverse than single-issuer pools.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 37

PERFORMANCE SUMMARY AS OF 3/31/06

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------------------
 CLASS A (SYMBOL: FKUSX)                                         CHANGE            3/31/06         9/30/05
-------------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                           -$0.11              $6.42           $6.53
-------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (10/1/05-3/31/06)
-------------------------------------------------------------------------------------------------------------
 Dividend Income                             $0.1560
-------------------------------------------------------------------------------------------------------------
 CLASS B (SYMBOL: FUGBX)                                         CHANGE            3/31/06         9/30/05
-------------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                           -$0.11              $6.41           $6.52
-------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (10/1/05-3/31/06)
-------------------------------------------------------------------------------------------------------------
 Dividend Income                             $0.1390
-------------------------------------------------------------------------------------------------------------
 CLASS C (SYMBOL: FRUGX)                                         CHANGE            3/31/06         9/30/05
-------------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                           -$0.11              $6.39           $6.50
-------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (10/1/05-3/31/06)
-------------------------------------------------------------------------------------------------------------
 Dividend Income                             $0.1387
-------------------------------------------------------------------------------------------------------------
 CLASS R (SYMBOL: FUSRX)                                         CHANGE            3/31/06         9/30/05
-------------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                           -$0.11              $6.42           $6.53
-------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (10/1/05-3/31/06)
-------------------------------------------------------------------------------------------------------------
 Dividend Income                             $0.1434
-------------------------------------------------------------------------------------------------------------
 ADVISOR CLASS (SYMBOL: FUSAX)                                   CHANGE            3/31/06         9/30/05
-------------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                           -$0.12              $6.43           $6.55
-------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (10/1/05-3/31/06)
-------------------------------------------------------------------------------------------------------------
 Dividend Income                             $0.1600
-------------------------------------------------------------------------------------------------------------


38 | Semiannual Report

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------------------------------
CLASS A                             6-MONTH                 1-YEAR            5-YEAR             10-YEAR
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1            +0.71%                 +2.37%           +23.38%             +73.31%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2        -3.57%                 -1.95%            +3.40%              +5.20%
----------------------------------------------------------------------------------------------------------------
   Distribution Rate 3                        4.66%
----------------------------------------------------------------------------------------------------------------
30-Day Standardized Yield 4                   4.55%
----------------------------------------------------------------------------------------------------------------
CLASS B                             6-MONTH                 1-YEAR            5-YEAR        INCEPTION (1/1/99)
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1            +0.45%                 +1.83%           +20.04%             +35.67%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2        -3.49%                 -2.07%            +3.39%              +4.30%
----------------------------------------------------------------------------------------------------------------
   Distribution Rate 3                        4.34%
----------------------------------------------------------------------------------------------------------------
30-Day Standardized Yield 4                   4.23%
----------------------------------------------------------------------------------------------------------------
CLASS C                             6-MONTH                 1-YEAR            5-YEAR             10-YEAR
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1            +0.44%                 +1.84%           +20.08%             +64.31%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2        -0.54%                 +0.86%            +3.73%              +5.09%
----------------------------------------------------------------------------------------------------------------
   Distribution Rate 3                        4.36%
----------------------------------------------------------------------------------------------------------------
30-Day Standardized Yield 4                   4.22%
----------------------------------------------------------------------------------------------------------------
CLASS R                             6-MONTH                 1-YEAR            3-YEAR       INCEPTION (1/1/02)
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1            +0.52%                 +2.14%            +6.26%             +16.04%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2        -0.47%                 +1.16%            +2.04%              +3.57%
----------------------------------------------------------------------------------------------------------------
   Distribution Rate 3                        4.47%
----------------------------------------------------------------------------------------------------------------
30-Day Standardized Yield 4                   4.38%
----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 5                     6-MONTH                 1-YEAR            5-YEAR             10-YEAR
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1            +0.62%                 +2.49%           +24.08%             +75.78%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2        +0.62%                 +2.49%            +4.41%              +5.80%
----------------------------------------------------------------------------------------------------------------
   Distribution Rate 3                        4.98%
----------------------------------------------------------------------------------------------------------------
30-Day Standardized Yield 4                   4.89%
----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 39

ENDNOTES

THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 3/31/06.

4. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/06.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +66.89% and +5.70%.


40 | Semiannual Report

YOUR FUND'S EXPENSES

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 41

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT     ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 10/1/05        VALUE 3/31/06    PERIOD* 10/1/05-3/31/06
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000             $1,007.10               $3.65
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000             $1,021.29               $3.68
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000             $1,004.50               $6.25
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000             $1,018.70               $6.29
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000             $1,004.40               $6.20
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000             $1,018.75               $6.24
-----------------------------------------------------------------------------------------------------------
CLASS R
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000             $1,005.20               $5.50
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000             $1,019.45               $5.54
-----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000             $1,006.20               $3.00
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000             $1,021.94               $3.02
-----------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 0.73%; B:
1.25%; C: 1.24%; R: 1.10%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


42 | Semiannual Report

FRANKLIN UTILITIES FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Utilities Fund seeks both capital appreciation and current income by investing at least 80% of its net assets in public utility industry securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Utilities Fund covers the period ended March 31, 2006.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Utilities Fund - Class A posted a -3.97% cumulative total return. The Fund underperformed its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +6.38% for the same period. 1 The Fund outperformed its narrow benchmark, the S&P 500 Utilities Index, which had a -6.57% return. 2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 47.

ECONOMIC AND MARKET OVERVIEW

During the six months ended March 31, 2006, the U.S. economy advanced at a modest pace. In fourth quarter 2005, gross domestic product grew 1.7% annualized, the slowest pace in nearly three years. This was due to several factors including declines in vehicle sales and defense spending. Furthermore, slower export growth combined with greater demand for imported goods and materials fueled a widening trade deficit. Residential construction and real estate activity waned as long-term mortgage rates rose, but economic growth picked up again in first quarter 2006. In March, the Federal Reserve Board (Fed) indicated that the economy was in transition -- away from one led by rapid consumer spending, accommodative monetary policy and other fiscal stimulus toward one led by business investment spending and export trade.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Standard & Poor's Micropal. The S&P 500 Utilities Index is a market capitalization-weighted index consisting of all utility stocks in the S&P 500 Index.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 97.


                                                          Semiannual Report | 43

PORTFOLIO BREAKDOWN
Franklin Utilities Fund
Based on Total Net Assets as of 3/31/06

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Electric Utilities                                                         83.9%
Gas Distributors                                                           11.3%
Diversified Telecommunication Services                                      3.5%
Oil, Gas & Consumable Fuels                                                 1.1%
Short-Term Investments & Other Net Assets                                   0.2%

The labor market firmed as employment increased in most states and the unemployment rate dropped from 4.9% to 4.7%. 3 Labor costs increased during the reporting period. Hiring rebounded in many industries and personal income grew.

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential long-term supply disruptions and strong growth in global demand, especially from China and India. Natural gas prices rose during the second half of 2005 mainly because of expected rising demand with the onset of winter; however, they retreated somewhat amid milder-than-expected weather conditions. Although medical and pharmacy costs climbed substantially, the core Consumer Price Index (CPI) rose 2.1% for the year under review, which was less than the 2.2% 10-year average. 4

The Fed continued its monetary tightening cycle and raised the federal funds target rate from 3.75% to 4.75% in four quarter-point steps. The Fed suggested more rate increases may be necessary to balance growth with what it saw as potential inflationary risks of tighter labor and product markets. The effects of the Fed's credit-tightening campaign cooled the previously hot housing and real estate markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens and historically high gas prices.

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +6.40%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +6.38% and +9.28%. 5 Small company stocks outperformed their large-capitalization counterparts by a wide margin, and technology stocks saw their biggest resurgence since 2003. Industrials, materials and telecommunications stocks also performed well.

3. Source: Bureau of Labor Statistics.

4. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

5. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Please see footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


44 | Semiannual Report

INVESTMENT STRATEGY

We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity sector. Generally, we look for companies producing a high percentage of earnings from regulated utility franchise operations.

MANAGER'S DISCUSSION

Much of the utilities sector's negative performance relative to the overall market can be attributed to a rise in long-term interest rates, as dividend yields on utility stocks have historically maintained a high level of correlation to the bond market. The 10-year U.S. Treasury bond's yield increased from 4.34% to 4.86% during the reporting period. One of the major investment themes we follow is investing in utility companies we believe can grow their dividends at above-average rates, which can help offset rising interest rates. Two successful examples of our holdings that demonstrated material dividend boosts were PG&E and Alliant Energy. In December 2005, PG&E announced a dividend that was 10% above its prior level. Alliant declared a dividend in January 2006 that was 9.5% above its prior stated level. During the period, these two companies were among the Fund's best performers. PG&E's total return was +0.83% while Alliant's was +10%.

Utilities were also negatively impacted by natural gas commodity prices as companies involved in oil and gas exploration and production (E&P) depend on these commodities. Since September 30, 2005, natural gas spot prices fell $7 per million British thermal units (BTUs), from $14 to $7 per million BTUs. Although the Fund had limited exposure to these types of utilities, the drop affected some of our holdings' expected earnings levels. An example is Dominion Resources, a significant operator of E&P properties. Expected profits from Dominion's properties declined as natural gas spot prices fell. Dominion's total return during the period was -18%. Questar is another company with similar exposure to natural gas commodity prices, and its total return was -20%.

The Fund continued to produce solid results out of its international holdings. National Grid, a U.K.-based utility, and Gaz de France each appreciated 8% during the period under review. United Utilities also performed well.

TOP 10 EQUITY HOLDINGS
Franklin Utilities Fund
3/31/06

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Entergy Corp.                                                              4.9%
 ELECTRIC UTILITIES
--------------------------------------------------------------------------------
Exelon Corp.                                                               4.7%
 ELECTRIC UTILITIES
--------------------------------------------------------------------------------
Dominion Resources Inc.                                                    4.5%
 ELECTRIC UTILITIES
--------------------------------------------------------------------------------
FirstEnergy Corp.                                                          4.4%
 ELECTRIC UTILITIES
--------------------------------------------------------------------------------
Public Service Enterprise Group Inc.                                       3.9%
 ELECTRIC UTILITIES
--------------------------------------------------------------------------------
Cinergy Corp.                                                              3.9%
 ELECTRIC UTILITIES
--------------------------------------------------------------------------------
FPL Group Inc.                                                             3.6%
 ELECTRIC UTILITIES
--------------------------------------------------------------------------------
Edison International                                                       3.4%
 ELECTRIC UTILITIES
--------------------------------------------------------------------------------
The Southern Co.                                                           3.3%
 ELECTRIC UTILITIES
--------------------------------------------------------------------------------
PG&E Corp.                                                                 3.3%
 ELECTRIC UTILITIES
--------------------------------------------------------------------------------


                                                          Semiannual Report | 45

Thank you for your continued participation in Franklin Utilities Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]         /s/ John C. Kohli

                        John C. Kohli, CFA
                        Portfolio Manager Franklin
                        Utilities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


46 | Semiannual Report

PERFORMANCE SUMMARY AS OF 3/31/06

FRANKLIN UTILITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
 CLASS A (SYMBOL: FKUTX)                           CHANGE     3/31/06    9/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                             -$0.80      $11.79     $12.59
--------------------------------------------------------------------------------
 DISTRIBUTIONS (10/1/05-3/31/06)
--------------------------------------------------------------------------------
 Dividend Income                       $0.2103
--------------------------------------------------------------------------------
 Long-Term Capital Gain                $0.0914
--------------------------------------------------------------------------------
          TOTAL                        $0.3017
--------------------------------------------------------------------------------
 CLASS B (SYMBOL: FRUBX)                           CHANGE     3/31/06    9/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                             -$0.79      $11.78     $12.57
--------------------------------------------------------------------------------
 DISTRIBUTIONS (10/1/05-3/31/06)
--------------------------------------------------------------------------------
 Dividend Income                       $0.1799
--------------------------------------------------------------------------------
 Long-Term Capital Gain                $0.0914
--------------------------------------------------------------------------------
          TOTAL                        $0.2713
--------------------------------------------------------------------------------
 CLASS C (SYMBOL: FRUSX)                           CHANGE     3/31/06    9/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                             -$0.79      $11.76     $12.55
--------------------------------------------------------------------------------
 DISTRIBUTIONS (10/1/05-3/31/06)
--------------------------------------------------------------------------------
 Dividend Income                       $0.1807
--------------------------------------------------------------------------------
 Long-Term Capital Gain                $0.0914
--------------------------------------------------------------------------------
          TOTAL                        $0.2721
--------------------------------------------------------------------------------
 CLASS R (SYMBOL: FRURX)                           CHANGE     3/31/06    9/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                             -$0.80      $11.77     $12.57
--------------------------------------------------------------------------------
 DISTRIBUTIONS (10/1/05-3/31/06)
--------------------------------------------------------------------------------
 Dividend Income                       $0.1924
--------------------------------------------------------------------------------
 Long-Term Capital Gain                $0.0914
--------------------------------------------------------------------------------
          TOTAL                        $0.2838
--------------------------------------------------------------------------------
 ADVISOR CLASS (SYMBOL: FRUAX)                     CHANGE     3/31/06    9/30/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                             -$0.80      $11.84     $12.64
--------------------------------------------------------------------------------
 DISTRIBUTIONS (10/1/05-3/31/06)
--------------------------------------------------------------------------------
 Dividend Income                       $0.2193
--------------------------------------------------------------------------------
 Long-Term Capital Gain                $0.0914
--------------------------------------------------------------------------------
          TOTAL                        $0.3107
--------------------------------------------------------------------------------


                                                          Semiannual Report | 47

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------------------------------------------
CLASS A                              6-MONTH                1-YEAR           5-YEAR             10-YEAR
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1             -3.97%                +9.67%          +40.51%             +125.48%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2         -8.06%                +4.99%           +6.11%               +8.00%
--------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3         $9,194               $10,499          $13,454              $21,591
--------------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                        3.28%
--------------------------------------------------------------------------------------------------------------------
30-Day Standardized Yield 5                   3.18%
--------------------------------------------------------------------------------------------------------------------
CLASS B                              6-MONTH                1-YEAR           5-YEAR        INCEPTION (1/1/99)
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1             -4.14%                +9.08%          +37.03%              +57.13%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2         -7.88%                +5.08%           +6.19%               +6.43%
--------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3         $9,212               $10,508          $13,503              $15,713
--------------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                        2.91%
--------------------------------------------------------------------------------------------------------------------
30-Day Standardized Yield 5                   2.81%
--------------------------------------------------------------------------------------------------------------------
CLASS C                              6-MONTH                1-YEAR           5-YEAR              10-YEAR
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1             -4.14%                +9.11%          +37.10%             +114.50%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2         -5.07%                +8.11%           +6.51%               +7.93%
--------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3         $9,493               $10,811          $13,710              $21,450
--------------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                        2.91%
--------------------------------------------------------------------------------------------------------------------
30-Day Standardized Yield 5                   2.81%
--------------------------------------------------------------------------------------------------------------------
CLASS R                              6-MONTH                1-YEAR           3-YEAR        INCEPTION (1/1/02)
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1             -4.12%                +9.29%          +68.33%              +43.86%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2         -5.05%                +8.29%          +18.96%               +8.95%
--------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3         $9,495               $10,829          $16,833              $14,386
--------------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                        3.12%
--------------------------------------------------------------------------------------------------------------------
30-Day Standardized Yield 5                   2.97%
--------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 6                      6-MONTH                1-YEAR           5-YEAR              10-YEAR
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1             -3.88%                +9.87%          +41.62%             +131.02%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2         -3.88%                +9.87%           +7.21%               +8.73%
--------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3         $9,612               $10,987          $14,162              $23,102
--------------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                        3.56%
--------------------------------------------------------------------------------------------------------------------
30-Day Standardized Yield 5                   3.48%
--------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


48 | Semiannual Report

ENDNOTES

IN ADDITION TO SENSITIVITY TO OTHER FACTORS, SECURITIES ISSUED BY UTILITY COMPANIES HAVE BEEN HISTORICALLY SENSITIVE TO INTEREST RATE CHANGES. WHEN INTEREST RATES FALL, UTILITY SECURITIES PRICES AND THUS A UTILITIES FUND'S SHARE PRICE, TEND TO RISE; WHEN INTEREST RATES RISE, THEIR PRICES GENERALLY FALL. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

4. Distribution rate is based on an annualization of the respective class's current quarterly dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 3/31/06.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/06.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +124.04% and +9.12%.


                                                          Semiannual Report | 49

YOUR FUND'S EXPENSES

FRANKLIN UTILITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


50 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT    ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                        VALUE 10/1/05       VALUE 3/31/06       PERIOD* 10/1/05-3/31/06
---------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $  960.30                   $3.76
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,021.09                   $3.88
---------------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $  958.60                   $6.20
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,018.60                   $6.39
---------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $  958.60                   $6.15
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,018.65                   $6.34
---------------------------------------------------------------------------------------------------------------
CLASS R
---------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $  958.80                   $5.47
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,019.35                   $5.64
---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $  961.20                   $3.03
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,021.84                   $3.13
---------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 0.77%; B:
1.27%; C: 1.26%; R: 1.12%; and Advisor: 0.62%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                                                          Semiannual Report | 51

FRANKLIN CUSTODIAN FUNDS, INC.

FINANCIAL HIGHLIGHTS

FRANKLIN DYNATECH FUND

                                                  ---------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   MARCH 31, 2006                       YEAR ENDED SEPTEMBER 30,
CLASS A                                             (UNAUDITED)          2005          2004         2003         2002         2001
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........     $   24.98       $  22.01       $ 20.17     $  15.37     $  18.76     $  28.60
                                                  ---------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a ................         (0.03)         (0.01)        (0.09)       (0.06)        0.03         0.44

 Net realized and unrealized gains (losses) ....          1.87           2.98          1.93         4.86        (3.11)       (9.70)
                                                  ---------------------------------------------------------------------------------
Total from investment operations ...............          1.84           2.97          1.84         4.80        (3.08)       (9.26)
                                                  ---------------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................            --             --            --           --        (0.29)       (0.58)

 Tax return of capital .........................            --             --            --           --        (0.02)          --
                                                  ---------------------------------------------------------------------------------
Total distributions ............................            --             --            --           --        (0.31)       (0.58)
                                                  ---------------------------------------------------------------------------------
Redemption fees ................................            -- c           -- c          -- c         --           --           --
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period .................     $   26.82       $  24.98       $ 22.01     $  20.17     $  15.37     $  18.76
                                                  =================================================================================

Total return b .................................          7.37%         13.49%         9.12%       31.23%      (16.83)%     (32.86)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............     $ 665,175       $628,732       $40,120     $558,687     $413,309     $530,074

Ratios to average net assets:

 Expenses ......................................          0.99% d,e      1.00% e       0.97%        1.04%        1.00%        0.95%

 Net investment income (loss) ..................         (0.26)% d      (0.02)%       (0.41)%      (0.40)%       0.13%        1.93%

Portfolio turnover rate ........................         11.83%         17.26%        14.93%       13.68%        8.11%        4.07%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.


52 | See notes to financial statements. | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN DYNATECH FUND (CONTINUED)

                                                  ---------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   MARCH 31, 2006                       YEAR ENDED SEPTEMBER 30,
CLASS B                                              (UNAUDITED)         2005         2004         2003        2002          2001
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........       $ 24.15        $ 21.43       $ 19.79      $ 15.20     $ 18.57       $ 28.45
                                                  ---------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a ...............         (0.13)         (0.18)        (0.25)       (0.25)      (0.12)         0.25

 Net realized and unrealized gains (losses) ...          1.80           2.90          1.89         4.84       (3.08)        (9.62)
                                                  ---------------------------------------------------------------------------------
Total from investment operations ..............          1.67           2.72          1.64         4.59       (3.20)        (9.37)
                                                  ---------------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................            --             --            --           --       (0.16)        (0.51)

 Tax return of capital ........................            --             --            --           --       (0.01)           --
                                                  ---------------------------------------------------------------------------------
Total distributions ...........................            --             --            --           --       (0.17)        (0.51)
                                                  ---------------------------------------------------------------------------------
Redemption fees ...............................            -- c           -- c          -- c         --          --            --
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period ................       $ 25.82        $ 24.15       $ 21.43      $ 19.79     $ 15.20       $ 18.57
                                                  =================================================================================

Total return b ................................          6.92%         12.69%         8.29%       30.20%     (17.51)%      (33.37)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............       $21,589        $19,497       $18,824      $10,406     $ 5,066       $ 5,473

Ratios to average net assets:

 Expenses .....................................          1.73% d,e     1.74% e        1.72%        1.79%       1.75%         1.70%

 Net investment income (loss) .................         (1.00)% d     (0.76)%        (1.16)%      (1.15)%      (.62)%        1.13%

Portfolio turnover rate .......................         11.83%         17.26%        14.93%       13.68%       8.11%         4.07%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 53

FRANKLIN CUSTODIAN FUNDS, INC.

FRANKLIN DYNATECH FUND (CONTINUED)

                                                -----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                 MARCH 31, 2006                   YEAR ENDED SEPTEMBER 30,
CLASS C                                            (UNAUDITED)         2005           2004           2003        2002        2001
                                                -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........      $ 23.90        $ 21.21        $ 19.59        $ 15.04     $ 18.34     $ 27.95
                                                -----------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a ...............        (0.12)         (0.17)         (0.25)         (0.25)      (0.11)       0.27

 Net realized and unrealized gains (losses) ...         1.78           2.86           1.87           4.80       (3.05)      (9.50)
                                                -----------------------------------------------------------------------------------
Total from investment operations ..............         1.66           2.69           1.62           4.55       (3.16)      (9.23)
                                                -----------------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................           --             --             --             --       (0.13)      (0.38)

 Tax return of capital ........................           --             --             --             --       (0.01)         --
                                                -----------------------------------------------------------------------------------
Total distributions ...........................           --             --             --             --       (0.14)      (0.38)
                                                -----------------------------------------------------------------------------------
Redemption fees ...............................           -- c           -- c           -- c           --          --          --
                                                -----------------------------------------------------------------------------------
Net asset value, end of period ................      $ 25.56        $ 23.90        $ 21.21        $ 19.59     $ 15.04     $ 18.34
                                                ==================================================================================

Total return b ................................         6.95%         12.68%          8.27%         30.25%     (17.48)%    (33.36)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............      $79,357        $73,587        $75,642        $66,952     $51,809     $77,204

Ratios to average net assets:

 Expenses .....................................         1.73% d,e      1.74% e        1.72%          1.79%       1.74%       1.70%

 Net investment income (loss) .................        (1.00)% d      (0.76)%        (1.16)%        (1.15)%     (0.61)%      1.19%

Portfolio turnover rate .......................        11.83%         17.26%         14.93%         13.68%       8.11%       4.07%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.


54 | See notes to financial statements. | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENT OF INVESTMENTS, MARCH 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN DYNATECH FUND                                                          COUNTRY           SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 99.3%
    AIR FREIGHT/COURIERS 3.4%
    C.H. Robinson Worldwide Inc. ..........................................      United States        300,000      $  14,727,000
    United Parcel Service Inc., B .........................................      United States        140,000         11,113,200
                                                                                                                   -------------
                                                                                                                      25,840,200
                                                                                                                   -------------
    BIOTECHNOLOGY 9.2%
  a Amgen Inc. ............................................................      United States        250,000         18,187,500
  a Biogen Idec Inc. ......................................................      United States        100,000          4,710,000
a,b Celgene Corp. .........................................................      United States         80,000          3,537,600
  a Charles River Laboratories International Inc. .........................      United States         55,000          2,696,100
  a Genentech Inc. ........................................................      United States        275,000         23,240,250
  a Gilead Sciences Inc. ..................................................      United States        150,000          9,333,000
  a Invitrogen Corp. ......................................................      United States        125,000          8,766,250
                                                                                                                   -------------
                                                                                                                      70,470,700
                                                                                                                   -------------
    CABLE/SATELLITE TELEVISION 0.3%
  a Comcast Corp., A ......................................................      United States         85,000          2,220,200
                                                                                                                   -------------
    CASINOS/GAMING 0.9%
    International Game Technology .........................................      United States        200,000          7,044,000
                                                                                                                   -------------
    CHEMICALS: SPECIALTY 1.1%
    Sigma-Aldrich Corp. ...................................................      United States        125,000          8,223,750
                                                                                                                   -------------
    COMPUTER COMMUNICATIONS 1.4%
  a Cisco Systems Inc. ....................................................      United States        500,000         10,835,000
                                                                                                                   -------------
    COMPUTER PROCESSING HARDWARE 3.7%
a,b Apple Computer Inc. ...................................................      United States        210,000         13,171,200
  a Dell Inc. .............................................................      United States        100,000          2,976,000
    Hewlett-Packard Co. ...................................................      United States        380,000         12,502,000
                                                                                                                   -------------
                                                                                                                      28,649,200
                                                                                                                   -------------
    DATA PROCESSING SERVICES 1.6%
    Paychex Inc. ..........................................................      United States        300,000         12,498,000
                                                                                                                   -------------
    ELECTRONIC EQUIPMENT/INSTRUMENTS 4.6%
  a Agilent Technologies Inc. .............................................      United States        300,000         11,265,000
  a Dolby Laboratories Inc., A ............................................      United States        100,000          2,090,000
    Rockwell Automation Inc. ..............................................      United States        250,000         17,977,500
a,c SunPower Corp., A .....................................................      United States        100,000          3,816,000
                                                                                                                   -------------
                                                                                                                      35,148,500
                                                                                                                   -------------
    ELECTRONIC PRODUCTION EQUIPMENT 3.5%
    Applied Materials Inc. ................................................      United States        350,000          6,128,500
    KLA-Tencor Corp. ......................................................      United States        200,000          9,672,000
  a Lam Research Corp. ....................................................      United States        150,000          6,450,000
  a Varian Semiconductor Equipment Associates Inc. ........................      United States        150,000          4,212,000
                                                                                                                   -------------
                                                                                                                      26,462,500
                                                                                                                   -------------
    ELECTRONICS/APPLIANCE STORES 1.4%
    Best Buy Co. Inc. .....................................................      United States        187,500         10,486,875
                                                                                                                   -------------


                                                          Semiannual Report | 55

FRANKLIN CUSTODIAN FUNDS, INC.

--------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN DYNATECH FUND                                                          COUNTRY           SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    ELECTRONICS/APPLIANCES 0.3%
    Sony Corp., ADR .......................................................          Japan             50,000      $   2,303,500
                                                                                                                   -------------
    FINANCIAL PUBLISHING/SERVICES 2.2%
    Moody's Corp. .........................................................      United States        240,000         17,150,400
                                                                                                                   -------------
    FOOD RETAIL 0.4%
    Whole Foods Market Inc. ...............................................      United States         40,000          2,657,600
                                                                                                                   -------------
    HOSPITAL/NURSING MANAGEMENT 0.9%
  a United Surgical Partners International Inc. ...........................      United States        200,000          7,082,000
                                                                                                                   -------------
    INFORMATION TECHNOLOGY SERVICES 2.2%
a,b Amdocs Ltd. ...........................................................      United States         20,000            721,200
  a Cognizant Technology Solutions Corp., A ...............................      United States        150,000          8,923,500
    Infosys Technologies Ltd., ADR ........................................          India             90,000          7,007,400
                                                                                                                   -------------
                                                                                                                      16,652,100
                                                                                                                   -------------
    INSURANCE BROKERS/SERVICES 0.5%
  a ChoicePoint Inc. ......................................................      United States         80,000          3,580,000
                                                                                                                   -------------
    INTERNET SOFTWARE/SERVICES 5.1%
  a Google Inc., A ........................................................      United States         50,000         19,500,000
  a Yahoo! Inc. ...........................................................      United States        600,000         19,356,000
                                                                                                                   -------------
                                                                                                                      38,856,000
                                                                                                                   -------------
    INVESTMENT BANKS/BROKERS 1.4%
  a Nasdaq Stock Market Inc. ..............................................      United States         60,000          2,402,400
a,c NYSE Group Inc. .......................................................      United States        100,000          7,925,000
                                                                                                                   -------------
                                                                                                                      10,327,400
                                                                                                                   -------------
    MAJOR PHARMACEUTICALS 2.1%
    Johnson & Johnson .....................................................      United States        150,000          8,883,000
    Pfizer Inc. ...........................................................      United States        300,000          7,476,000
                                                                                                                   -------------
                                                                                                                      16,359,000
                                                                                                                   -------------
    MANAGED HEALTH CARE 4.1%
  a Caremark Rx Inc. ......................................................      United States        225,000         11,065,500
    UnitedHealth Group Inc. ...............................................      United States        370,000         20,668,200
                                                                                                                   -------------
                                                                                                                      31,733,700
                                                                                                                   -------------
    MEDIA CONGLOMERATES 0.1%
    News Corp., B .........................................................      United States         40,000            702,400
                                                                                                                   -------------
    MEDICAL SPECIALTIES 7.6%
    Alcon Inc. ............................................................       Switzerland         100,000         10,426,000
  a China Medical Technologies Inc., ADR ..................................      Cayman Islands        10,000            302,100
    Medtronic Inc. ........................................................      United States        275,000         13,956,250
    Stryker Corp. .........................................................      United States        200,000          8,868,000
  a Varian Medical Systems Inc. ...........................................      United States        165,000          9,266,400
  a Waters Corp. ..........................................................      United States        200,000          8,630,000
  a Zimmer Holdings Inc. ..................................................      United States        100,000          6,760,000
                                                                                                                   -------------
                                                                                                                      58,208,750
                                                                                                                   -------------


56 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

--------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN DYNATECH FUND                                                          COUNTRY           SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    MEDICAL/NURSING SERVICES 1.2%
  a VCA Antech Inc. .......................................................       United States         325,000    $   9,256,000
                                                                                                                   -------------
    MISCELLANEOUS COMMERCIAL SERVICES 1.1%
    Corporate Executive Board Co. .........................................       United States          85,000        8,576,500
                                                                                                                   -------------
    MOVIES/ENTERTAINMENT 0.8%
  a Pixar .................................................................       United States         100,000        6,414,000
                                                                                                                   -------------
    OILFIELD SERVICES/EQUIPMENT 3.9%
  a FMC Technologies Inc. .................................................       United States         100,000        5,122,000
  b Halliburton Co. .......................................................       United States          30,000        2,190,600
  a National-Oilwell Varco Inc. ...........................................       United States          75,000        4,809,000
    Schlumberger Ltd. .....................................................       United States         140,000       17,719,800
                                                                                                                   -------------
                                                                                                                      29,841,400
                                                                                                                   -------------
    OTHER CONSUMER SERVICES 1.0%
  a eBay Inc. .............................................................       United States         200,000        7,812,000
                                                                                                                   -------------
    OTHER PHARMACEUTICALS 2.7%
    Allergan Inc. .........................................................       United States          80,000        8,680,000
    Teva Pharmaceutical Industries Ltd., ADR ..............................          Israel             300,000       12,354,000
                                                                                                                   -------------
                                                                                                                      21,034,000
                                                                                                                   -------------
    PACKAGED SOFTWARE 9.2%
    Adobe Systems Inc. ....................................................       United States         475,000       16,587,000
    Autodesk Inc. .........................................................       United States         200,000        7,704,000
    Microsoft Corp. .......................................................       United States         950,000       25,849,500
  a NAVTEQ ................................................................       United States         200,000       10,130,000
  a Salesforce.com Inc. ...................................................       United States          50,000        1,816,500
    SAP AG, ADR ...........................................................          Germany            160,000        8,691,200
                                                                                                                   -------------
                                                                                                                      70,778,200
                                                                                                                   -------------
    RECREATIONAL PRODUCTS 1.8%
  a Electronic Arts Inc. ..................................................       United States         250,000       13,680,000
                                                                                                                   -------------
    SAVINGS BANKS 0.4%
    Golden West Financial Corp. ...........................................       United States          50,000        3,395,000
                                                                                                                   -------------
    SEMICONDUCTORS 10.1%
    Analog Devices Inc. ...................................................       United States         310,000       11,869,900
a,b Broadcom Corp., A .....................................................       United States         100,000        4,316,000
    Intel Corp. ...........................................................       United States       1,150,000       22,252,500
    Linear Technology Corp. ...............................................       United States         400,000       14,032,000
  a Marvell Technology Group Ltd. .........................................          Bermuda            200,000       10,820,000
    Microchip Technology Inc. .............................................       United States         210,000        7,623,000
a,b NVIDIA Corp. ..........................................................       United States          40,000        2,290,400
    Xilinx Inc. ...........................................................       United States         155,000        3,946,300
                                                                                                                   -------------
                                                                                                                      77,150,100
                                                                                                                   -------------
    SERVICES TO THE HEALTH INDUSTRY 2.3%
  a Cerner Corp. ..........................................................       United States          40,000        1,898,000
    Pharmaceutical Product Development Inc. ...............................       United States         350,000       12,113,500
  a WebMD Health Corp., A .................................................       United States          85,000        3,539,400
                                                                                                                   -------------
                                                                                                                      17,550,900
                                                                                                                   -------------


                                                          Semiannual Report | 57

FRANKLIN CUSTODIAN FUNDS, INC.

---------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN DYNATECH FUND                                                          COUNTRY           SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    SPECIALTY TELECOMMUNICATIONS 0.1%
  a American Tower Corp., A .................................................     United States          20,000     $     606,400
                                                                                                                    -------------
    TELECOMMUNICATIONS EQUIPMENT 5.6%
  a Corning Inc. ............................................................     United States         275,000         7,400,250
    Garmin Ltd. .............................................................     Cayman Islands         20,000         1,588,600
    Motorola Inc. ...........................................................     United States         680,750        15,595,982
    Nokia Corp., ADR ........................................................        Finland            315,000         6,526,800
    QUALCOMM Inc. ...........................................................     United States         225,000        11,387,250
a,b SiRF Technology Holdings Inc. ...........................................     United States          20,000           708,200
                                                                                                                    -------------
                                                                                                                       43,207,082
                                                                                                                    -------------
    WIRELESS COMMUNICATIONS 1.1%
    America Movil SA de CV, L, ADR ..........................................         Mexico            210,000         7,194,600
a,b NII Holdings Inc. .......................................................     United States          20,000         1,179,400
                                                                                                                    -------------
                                                                                                                        8,374,000
                                                                                                                    -------------
    TOTAL COMMON STOCKS (COST $451,227,095) .................................                                         761,167,357
                                                                                                                    -------------
    SHORT TERM INVESTMENTS 1.7%
    MONEY MARKET FUND 0.2%
  d Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.36% ....     United States       1,654,549         1,654,549
                                                                                                                    -------------

                                                                                                ----------------
                                                                                                PRINCIPAL AMOUNT
                                                                                                ----------------
e,f INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 1.5%
    REPURCHASE AGREEMENTS 1.5%
    Banc of America Securities LLC, 4.85%, 4/03/06
     (Maturity Value $2,001,077)
      Collateralized by U.S. Government Agency Securities, 5.00 - 5.50%,
        2/01/34 - 3/01/36 ...................................................     United States      $2,000,269         2,000,269
    Citigroup Global Markets Inc., 4.82%, 4/03/06 (Maturity Value $2,001,071)
     Collateralized by gU.S. Government Agency Discount Notes,
      7/24/06 - 3/23/28; U.S. Government Agency Securities, 2.00 - 6.25%,
      9/14/06 - 4/15/32 .....................................................     United States       2,000,268         2,000,268
    Deutsche Bank Securities Inc., 4.87%, 4/03/06 (Maturity Value $2,001,083)
     Collateralized by g U.S. Government Agency Discount Notes, 4/06/06;
      Collateralized by U.S. Agency Securities, 2.25 - 10.00%,
      4/30/06 - 5/15/47 .....................................................     United States       2,000,271         2,000,271
    Goldman, Sachs & Co., 4.84%, 4/03/06 (Maturity Value $1,490,801)
     Collateralized by U.S. Government Agency Securities, 2.83 - 8.00%,
      6/01/09 - 10/01/40 ....................................................     United States       1,490,200         1,490,200
    JP Morgan Securities, 4.85%, 4/03/06 (Maturity Value $541,292)
     Collateralized by U.S. Government Agency Securities, 5.50 - 6.00%,
      11/01/34 - 4/01/36 ....................................................     United States         541,073           541,073
    Merrill Lynch Government Securities Inc., 4.85%, 4/03/06
     (Maturity Value $2,001,077)
      Collateralized by g U.S. Government Agency Discount Notes,
       4/11/06 - 9/08/28; U.S. Government Agency Securities, 1.88 - 7.53%,
       4/13/06 - 8/06/38 ....................................................     United States       2,000,269         2,000,269


58 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN DYNATECH FUND                                                         COUNTRY       PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONTINUED)
e,f INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES
     (CONTINUED)
    REPURCHASE AGREEMENTS (CONTINUED)
    Morgan Stanley & Co. Inc., 4.85%, 4/03/06 (Maturity Value $1,300,700)
     Collateralized by g U.S. Government Agency Discount Notes,
       1/15/07 - 4/15/30; U.S. Government Agency Securities, 1.75 - 13.00%,
       4/11/06 - 11/01/42 ..................................................    United States       $1,300,175       $   1,300,175
                                                                                                                     -------------
    TOTAL INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES ..                                            11,332,525
                                                                                                                     -------------
    TOTAL SHORT TERM INVESTMENTS (COST $12,987,074) ........................                                            12,987,074
                                                                                                                     -------------
    TOTAL INVESTMENTS (COST $464,214,169) 101.0% ...........................                                           774,154,431
    OTHER ASSETS, LESS LIABILITIES (1.0)% ..................................                                            (8,034,041)
                                                                                                                     -------------
    NET ASSETS 100.0% ......................................................                                         $ 766,120,390
                                                                                                                     =============

See Selected Portfolio Abbreviations on page 100.

a Non-income producing.

b See Note 1(d) regarding securities purchased on a when-issued or delayed delivery basis.

c A portion or all of the security is on loan as of March 31, 2006. See Note
1(f).

d See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

e See Note 1(f) regarding securities on loan.

f At March 31, 2006, all repurchase agreements had been entered into on that date.

g A portion or all of the security is traded on a discount basis with no stated coupon rate.


                     Semiannual Report | See notes to financial statements. | 59

FRANKLIN CUSTODIAN FUNDS, INC.

FINANCIAL HIGHLIGHTS

FRANKLIN GROWTH FUND

                                           -----------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                            MARCH 31, 2006                             YEAR ENDED SEPTEMBER 30,
CLASS A                                      (UNAUDITED)          2005            2004           2003          2002           2001
                                           -----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period ..    $    34.83       $    30.58      $    26.87     $    22.02    $    27.81     $    36.91
                                           -----------------------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ..............          0.05             0.13            0.06           0.08          0.07           0.23

 Net realized and unrealized gains
  (losses) ............................          3.49             4.20            3.68           4.81         (5.65)         (7.26)
                                           -----------------------------------------------------------------------------------------
Total from investment operations ......          3.54             4.33            3.74           4.89         (5.58)         (7.03)
                                           -----------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ................         (0.06)           (0.08)          (0.03)         (0.04)        (0.16)         (0.40)

 Net realized gains ...................            --               --              --             --         (0.05)         (1.67)
                                           -----------------------------------------------------------------------------------------
Total distributions ...................         (0.06)           (0.08)          (0.03)         (0.04)        (0.21)         (2.07)
                                           -----------------------------------------------------------------------------------------
Redemption fees .......................            -- c             -- c            -- c           --            --             --
                                           -----------------------------------------------------------------------------------------
Net asset value, end of period ........    $    38.31       $    34.83      $    30.58     $    26.87    $    22.02     $    27.81
                                           =========================================================================================

Total return b ........................         10.18%           14.17%          13.92%         22.27%       (20.35)%       (20.12)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....    $1,700,902       $1,567,675      $1,531,871     $1,433,742    $1,249,745     $1,657,387

Ratios to average net assets:

 Expenses .............................          0.93% d,e        0.94% e         0.98%          1.06%         0.96%          0.91%

 Net investment income ................          0.25% d          0.40%           0.20%          0.31%         0.24%          0.69%

Portfolio turnover rate ...............          1.73%            1.16%           1.56%          5.12%         2.16%          0.29%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.


60 | See notes to financial statements. | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

FRANKLIN GROWTH FUND (CONTINUED)

                                                     ------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      MARCH 31, 2006                      YEAR ENDED SEPTEMBER 30,
CLASS B                                                 (UNAUDITED)       2005          2004        2003        2002         2001
                                                     ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........       $  33.73       $  29.77      $  26.32    $  21.70     $ 27.46      $ 36.54
                                                     ------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a ................          (0.09)         (0.11)        (0.16)      (0.11)      (0.14)       (0.03)

 Net realized and unrealized gains (losses) ....           3.39           4.07          3.61        4.73       (5.57)       (7.18)
                                                     ------------------------------------------------------------------------------
Total from investment operations ...............           3.30           3.96          3.45        4.62       (5.71)       (7.21)
                                                     ------------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................             --             --            --          --          --        (0.20)

 Net realized gains ............................             --             --            --          --       (0.05)       (1.67)
                                                     ------------------------------------------------------------------------------
Total distributions ............................             --             --            --          --       (0.05)       (1.87)
                                                     ------------------------------------------------------------------------------
Redemption fees ................................             -- c           -- c          -- c        --          --           --
                                                     ------------------------------------------------------------------------------
Net asset value, end of period .................       $  37.03       $  33.73      $  29.77    $  26.32     $ 21.70      $ 27.46
                                                     ==============================================================================

Total return b .................................           9.78%         13.30%        13.11%      21.29%     (20.90)%     (20.74)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............       $129,217       $123,926      $121,986    $103,499     $75,141      $66,095

Ratios to average net assets:

 Expenses ......................................           1.67% d,e      1.69% e       1.73%       1.81%       1.71%        1.66%

 Net investment income (loss) ..................          (0.49)% d      (0.35)%       (0.55)%     (0.44)%     (0.51)%      (0.10)%

Portfolio turnover rate ........................           1.73%          1.16%         1.56%       5.12%       2.16%        0.29%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 61

FRANKLIN CUSTODIAN FUNDS, INC.

FRANKLIN GROWTH FUND (CONTINUED)

                                                  ---------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   MARCH 31, 2006                        YEAR ENDED SEPTEMBER 30,
CLASS C                                              (UNAUDITED)       2005           2004         2003        2002         2001
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........     $  33.43       $  29.51       $  26.09     $  21.51    $  27.24     $  36.19
                                                  ---------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a ...............        (0.09)         (0.11)         (0.16)       (0.11)      (0.14)       (0.02)

 Net realized and unrealized gains (losses) ...         3.37           4.03           3.58         4.69       (5.54)       (7.13)
                                                  ---------------------------------------------------------------------------------
Total from investment operations ..............         3.28           3.92           3.42         4.58       (5.68)       (7.15)
                                                  ---------------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................           --             --             --           --          --        (0.13)

 Net realized gains ...........................           --             --             --           --       (0.05)       (1.67)
                                                  ---------------------------------------------------------------------------------
Total distributions ...........................           --             --             --           --       (0.05)       (1.80)
                                                  ---------------------------------------------------------------------------------
Redemption fees ...............................           -- c           -- c           -- c         --          --           --
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period ................     $  36.71       $  33.43       $  29.51     $  26.09    $  21.51     $  27.24
                                                  ==================================================================================

Total return b ................................         9.78%         13.32%         13.11%       21.29%     (20.92)%     (20.72)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............     $283,884       $270,538       $270,131     $259,169    $232,307     $310,650

Ratios to average net assets:

 Expenses .....................................         1.67% d,e      1.69%e         1.73%        1.82%       1.70%        1.66%

 Net investment income (loss) .................        (0.49)% d      (0.35)%        (0.55)%      (0.45)%     (0.51)%      (0.06)%

Portfolio turnover rate .......................         1.73%          1.16%          1.56%        5.12%       2.16%        0.29%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.


62 | See notes to financial statements. | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

FRANKLIN GROWTH FUND (CONTINUED)

                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      MARCH 31, 2006                     YEAR ENDED SEPTEMBER 30,
CLASS R                                                 (UNAUDITED)           2005           2004           2003           2002 h
                                                     ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........          $ 34.59          $ 30.39        $ 26.74        $ 21.98        $ 31.59
                                                     -------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a ................               --             0.05          (0.02)            --             --

 Net realized and unrealized gains (losses) ....             3.48             4.16           3.67           4.81          (9.61)
                                                     -------------------------------------------------------------------------------
Total from investment operations ...............             3.48             4.21           3.65           4.81          (9.61)
                                                     -------------------------------------------------------------------------------
Less distributions from net investment income ..               -- c          (0.01)            --          (0.05)            --
                                                     -------------------------------------------------------------------------------
Redemption fees ................................               -- d             -- d           -- d           --             --
                                                     -------------------------------------------------------------------------------
Net asset value, end of period .................          $ 38.07          $ 34.59        $ 30.39        $ 26.74        $ 21.98
                                                     ===============================================================================

Total return b .................................            10.06%           13.87%         13.65%         21.92%        (30.42)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............          $39,587          $27,818        $20,060        $14,755        $ 2,788

Ratios to average net assets:

 Expenses ......................................             1.18% e,f        1.19% f        1.23%          1.31%          1.21% e

 Net investment income (loss) ..................               --% e,g        0.15%         (0.05)%         0.06%          0.02% e

Portfolio turnover rate ........................             1.73%            1.16%          1.56%          5.12%          2.16%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Includes distribution from net investment income of $0.001.

d Amount is less than $0.01 per share.

e Annualized.

f Benefit of expense reduction is less than 0.01%.

g Rounds to less than 0.01%.

h For the period January 1, 2002 (effective date) to September 30, 2002.


                     Semiannual Report | See notes to financial statements. | 63

FRANKLIN CUSTODIAN FUNDS, INC.

FRANKLIN GROWTH FUND (CONTINUED)

                                                     ------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      MARCH 31, 2006                        YEAR ENDED SEPTEMBER 30,
ADVISOR CLASS                                          (UNAUDITED)        2005           2004         2003       2002        2001
                                                     ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........       $  34.89       $  30.63       $  26.91      $ 22.06    $ 27.86     $ 36.99
                                                     ------------------------------------------------------------------------------
Income from investment operations:

 Net investment income a .......................           0.09           0.21           0.14         0.14       0.14        0.31

 Net realized and unrealized gains (losses) ....           3.51           4.21           3.67         4.82      (5.65)      (7.28)
                                                     ------------------------------------------------------------------------------
Total from investment operations ...............           3.60           4.42           3.81         4.96      (5.51)      (6.97)
                                                     ------------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................          (0.15)         (0.16)         (0.09)       (0.11)     (0.24)      (0.49)

 Net realized gains ............................             --             --             --           --      (0.05)      (1.67)
                                                     ------------------------------------------------------------------------------
Total distributions ............................          (0.15)         (0.16)         (0.09)       (0.11)     (0.29)      (2.16)
                                                     ------------------------------------------------------------------------------
Redemption fees ................................             -- c           -- c           -- c         --         --          --
                                                     ------------------------------------------------------------------------------
Net asset value, end of period .................       $  38.34       $  34.89       $  30.63      $ 26.91    $ 22.06     $ 27.86
                                                     ===============================================================================

Total returnb ..................................          10.34%         14.45%         14.19%       22.58%    (20.14)%    (19.94)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............       $257,703       $221,752       $133,332      $41,216    $27,431     $32,498

Ratios to average net assets:

 Expenses ......................................           0.68% d,e      0.69% e        0.73%        0.81%      0.71%       0.66%

 Net investment income .........................           0.50% d        0.65%          0.45%        0.56%      0.49%       0.94%

Portfolio turnover rate ........................           1.73%          1.16%          1.56%        5.12%      2.16%       0.29%

a Based on average daily shares outstanding.

b Total return is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.


64 | See notes to financial statements. | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GROWTH FUND                                                                             SHARES/WARRANTS         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS 98.4%
  COMMERCIAL SERVICES 2.9%
a Dun & Bradstreet Corp. ............................................        United States              122,000        $   9,354,960
  Equifax Inc. ......................................................        United States              400,000           14,896,000
  Moody's Corp. .....................................................        United States              488,000           34,872,480
  Robert Half International Inc. ....................................        United States              300,000           11,583,000
                                                                                                                       -------------
                                                                                                                          70,706,440
                                                                                                                       -------------
  CONSUMER DURABLES 1.7%
  Eastman Kodak Co. .................................................        United States              200,000            5,688,000
  Ford Motor Co. ....................................................        United States              800,000            6,368,000
  General Motors Corp. ..............................................        United States              350,000            7,444,500
  Harley-Davidson Inc. ..............................................        United States              400,000           20,752,000
                                                                                                                       -------------
                                                                                                                          40,252,500
                                                                                                                       -------------
  CONSUMER NON-DURABLES 2.3%
  The Hershey Co. ...................................................        United States              516,400           26,971,572
  Tootsie Roll Industries Inc. ......................................        United States               23,162              677,940
  VF Corp. ..........................................................        United States              500,000           28,450,000
                                                                                                                       -------------
                                                                                                                          56,099,512
                                                                                                                       -------------
  CONSUMER SERVICES 4.6%
  Carnival Corp. ....................................................        United States              500,000           23,685,000
  CBS Corp., A ......................................................        United States              100,000            2,410,000
  CBS Corp., B ......................................................        United States               50,000            1,199,000
  Clear Channel Communications Inc. .................................        United States              500,000           14,505,000
a Expedia Inc. ......................................................        United States              300,100            6,083,027
  Fairmont Hotels & Resorts Inc. ....................................           Canada                  125,000            5,587,500
a Live Nation Inc. ..................................................        United States               62,500            1,240,000
  Time Warner Inc. ..................................................        United States            1,350,000           22,666,500
a Viacom Inc., A ....................................................        United States              100,000            3,876,000
a Viacom Inc., B ....................................................        United States               50,000            1,940,000
  The Walt Disney Co. ...............................................        United States            1,000,000           27,890,000
                                                                                                                       -------------
                                                                                                                         111,082,027
                                                                                                                       -------------
  DISTRIBUTION SERVICES 3.2%
  Cardinal Health Inc. ..............................................        United States              300,000           22,356,000
  Genuine Parts Co. .................................................        United States              375,400           16,453,782
  W.W. Grainger Inc. ................................................        United States              500,000           37,675,000
                                                                                                                       -------------
                                                                                                                          76,484,782
                                                                                                                       -------------
  ELECTRONIC TECHNOLOGY 21.4%
a Agilent Technologies Inc. .........................................        United States              400,000           15,020,000
a Apple Computer Inc. ...............................................        United States            1,000,000           62,720,000
  The Boeing Co. ....................................................        United States            1,000,000           77,930,000
a Cisco Systems Inc. ................................................        United States            1,350,000           29,254,500
a Conexant Systems Inc. .............................................        United States              300,000            1,035,000
a Dell Inc. .........................................................        United States              500,000           14,880,000
a Dionex Corp. ......................................................        United States              250,000           15,370,000
a EMC Corp. .........................................................        United States            1,000,000           13,630,000
a Entegris Inc. .....................................................        United States              376,307            4,003,907
a Gateway Inc. ......................................................        United States              300,000              657,000


                                                          Semiannual Report | 65

FRANKLIN CUSTODIAN FUNDS, INC.

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GROWTH FUND                                                                             SHARES/WARRANTS         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONTINUED)
  ELECTRONIC TECHNOLOGY (CONTINUED)
  General Dynamics Corp. ............................................        United States            1,000,000        $  63,980,000
  Hewlett-Packard Co. ...............................................        United States            1,116,250           36,724,625
  Intel Corp. .......................................................        United States              800,000           15,480,000
  Lockheed Martin Corp. .............................................        United States              500,000           37,565,000
a Micrel Inc. .......................................................        United States               25,000              370,500
a Mindspeed Technologies Inc. .......................................        United States              100,000              398,000
  Northrop Grumman Corp. ............................................        United States            1,000,000           68,290,000
  Raytheon Co. ......................................................        United States              600,000           27,504,000
  Rockwell Collins Inc. .............................................        United States              100,000            5,635,000
a Sun Microsystems Inc. .............................................        United States            1,600,000            8,208,000
  Texas Instruments Inc. ............................................        United States              515,000           16,722,050
                                                                                                                       -------------
                                                                                                                         515,377,582
                                                                                                                       -------------
  ENERGY MINERALS 2.6%
  BP PLC, ADR .......................................................        United Kingdom             295,200           20,351,088
  EnCana Corp. ......................................................            Canada                 559,000           26,122,070
  Royal Dutch Shell PLC, A, ADR .....................................        United Kingdom             280,000           17,432,800
                                                                                                                       -------------
                                                                                                                          63,905,958
                                                                                                                       -------------
  FINANCE 0.3%
a ChoicePoint Inc. ..................................................        United States              160,000            7,160,000
                                                                                                                       -------------
  HEALTH SERVICES 1.9%
a Caremark Rx Inc. ..................................................        United States               75,625            3,719,237
  IMS Health Inc. ...................................................        United States              500,000           12,885,000
a Medco Health Solutions Inc. .......................................        United States               48,240            2,760,293
  Quest Diagnostics Inc. ............................................        United States              500,000           25,650,000
                                                                                                                       -------------
                                                                                                                          45,014,530
                                                                                                                       -------------
  HEALTH TECHNOLOGY 20.9%
  Abbott Laboratories ...............................................        United States              400,000           16,988,000
a Advanced Medical Optics Inc. ......................................        United States               88,888            4,145,736
  Allergan Inc. .....................................................        United States              400,000           43,400,000
a Amgen Inc. ........................................................        United States              932,000           67,803,000
  Baxter International Inc. .........................................        United States              400,000           15,524,000
a Biogen Idec Inc. ..................................................        United States              400,000           18,840,000
a Edwards Lifesciences Corp. ........................................        United States               50,000            2,175,000
  Eli Lilly and Co. .................................................        United States              400,000           22,120,000
a Genentech Inc. ....................................................        United States            1,000,000           84,510,000
a Hospira Inc. ......................................................        United States               40,000            1,578,400
  Johnson & Johnson .................................................        United States              996,000           58,983,120
  Merck & Co. Inc. ..................................................        United States              500,000           17,615,000
a Millipore Corp. ...................................................        United States              400,000           29,224,000
  Pall Corp. ........................................................        United States              500,000           15,595,000
  Pfizer Inc. .......................................................        United States            2,000,000           49,840,000
a Waters Corp. ......................................................        United States              500,000           21,575,000
  Wyeth .............................................................        United States              600,000           29,112,000
a Zimmer Holdings Inc. ..............................................        United States               64,000            4,326,400
                                                                                                                       -------------
                                                                                                                         503,354,656
                                                                                                                       -------------


66 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GROWTH FUND                                                                             SHARES/WARRANTS         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONTINUED)
  PROCESS INDUSTRIES 1.9%
  Air Products and Chemicals Inc. ...................................        United States              500,000        $  33,595,000
  Sigma-Aldrich Corp. ...............................................        United States              200,000           13,158,000
                                                                                                                       -------------
                                                                                                                          46,753,000
                                                                                                                       -------------
  PRODUCER MANUFACTURING 19.4%
  3M Co. ............................................................        United States              800,000           60,552,000
  American Power Conversion Corp. ...................................        United States              500,000           11,555,000
  Avery Dennison Corp. ..............................................        United States              462,000           27,017,760
  Emerson Electric Co. ..............................................        United States              500,000           41,815,000
  Illinois Tool Works Inc. ..........................................        United States              500,000           48,155,000
  Ingersoll-Rand Co. Ltd., A ........................................        United States            1,002,000           41,873,580
  Johnson Controls Inc. .............................................        United States              400,000           30,372,000
  Molex Inc. ........................................................        United States              146,483            4,863,235
  Molex Inc., A .....................................................        United States              146,483            4,353,475
  Teleflex Inc. .....................................................        United States              500,000           35,815,000
  Textron Inc. ......................................................        United States              525,000           49,029,750
a Thomas & Betts Corp. ..............................................        United States              500,000           25,690,000
  Tyco International Ltd. ...........................................        United States            1,550,052           41,665,398
  United Technologies Corp. .........................................        United States              800,000           46,376,000
                                                                                                                       -------------
                                                                                                                         469,133,198
                                                                                                                       -------------
  RETAIL TRADE 0.4%
a IAC/InterActiveCorp ...............................................        United States              300,100            8,843,947
                                                                                                                       -------------
  TECHNOLOGY SERVICES 9.3%
  Automatic Data Processing Inc. ....................................        United States              800,000           36,544,000
a Computer Sciences Corp. ...........................................        United States            1,000,000           55,550,000
  International Business Machines Corp. .............................        United States              560,000           46,183,200
  Microsoft Corp. ...................................................        United States            1,000,000           27,210,000
a Oracle Corp. ......................................................        United States              500,000            6,845,000
a Yahoo! Inc. .......................................................        United States            1,600,000           51,616,000
                                                                                                                       -------------
                                                                                                                         223,948,200
                                                                                                                       -------------
  TRANSPORTATION 5.6%
  Air France-KLM, ADR ...............................................            France                 550,000           13,013,000
a Air France-KLM, ADR, wts., 11/05/07 ...............................            France                 500,000            1,070,000
a Alaska Air Group Inc. .............................................        United States              500,000           17,725,000
a AMR Corp. .........................................................        United States            1,080,000           29,214,000
a British Airways PLC, ADR ..........................................        United Kingdom             500,000           30,685,000
a Continental Airlines Inc., B ......................................        United States              500,000           13,450,000
  Southwest Airlines Co. ............................................        United States               65,200            1,172,948
  Union Pacific Corp. ...............................................        United States              300,000           28,005,000
                                                                                                                       -------------
                                                                                                                         134,334,948
                                                                                                                       -------------
  TOTAL COMMON STOCKS AND WARRANTS (COST $905,146,785) ..............                                                  2,372,451,280
                                                                                                                       -------------


                                                          Semiannual Report | 67

FRANKLIN CUSTODIAN FUNDS, INC.

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GROWTH FUND                                                             COUNTRY       SHARES/WARRANTS       VALUE
---------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $42,504,493) 1.8%
  MONEY MARKET FUND 1.8%
b Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.36% ...      United States       42,504,493     $   42,504,493
                                                                                                                   --------------
  TOTAL INVESTMENTS (COST $947,651,278) 100.2% ...........................                                          2,414,955,773
  OTHER ASSETS, LESS LIABILITIES (0.2)% ..................................                                             (3,662,423)
                                                                                                                   --------------
  NET ASSETS 100.0% ......................................................                                         $2,411,293,350
                                                                                                                   ==============

See Selected Portfolio Abbreviations on page 100.

a Non-income producing.

b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


68 | See notes to financial statements. | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

FINANCIAL HIGHLIGHTS

FRANKLIN INCOME FUND

                                         -------------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED
                                          MARCH 31, 2006                               YEAR ENDED SEPTEMBER 30,
CLASS A                                     (UNAUDITED)            2005            2004           2003          2002          2001
                                         -------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning
 of period ...........................   $      2.50        $      2.42     $      2.25      $     1.90    $     2.16    $     2.35
                                         -------------------------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .............          0.07               0.14            0.12            0.14          0.14          0.17

 Net realized and unrealized gains
  (losses) ...........................         (0.02)              0.10            0.22            0.38         (0.21)        (0.15)
                                         -------------------------------------------------------------------------------------------
Total from investment operations .....          0.05               0.24            0.34            0.52         (0.07)         0.02
                                         -------------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ...............         (0.07)             (0.15)          (0.16)          (0.16)        (0.17)        (0.18)

 Net realized gains ..................         (0.01)             (0.01)          (0.01)          (0.01)        (0.02)        (0.03)
                                         -------------------------------------------------------------------------------------------
Total distributions ..................         (0.08)             (0.16)          (0.17)          (0.17)        (0.19)        (0.21)
                                         -------------------------------------------------------------------------------------------
Redemption fees ......................            -- c               -- c            -- c            --            --            --
                                         -------------------------------------------------------------------------------------------
Net asset value, end of period .......   $      2.47        $      2.50     $      2.42      $     2.25    $     1.90    $     2.16
                                         ===========================================================================================

Total return b .......................          2.46%             10.45%          15.50%          28.12%        (4.18)%        0.58%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....   $23,576,919        $21,934,575     $14,743,190      $9,640,156    $6,001,117    $5,960,990

Ratios to average net assets:

 Expenses ............................          0.64% d,e          0.65% e         0.68%           0.73%         0.72%         0.73%

 Net investment income ...............          5.51% d            5.54%           5.11%           6.63%         6.67%         7.54%

Portfolio turnover rate ..............         17.89%             28.51%          31.90%          48.36%        51.16%        28.13%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of waiver and payment by affiliate and expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 69

FRANKLIN CUSTODIAN FUNDS, INC.

FRANKLIN INCOME FUND (CONTINUED)

                                                    --------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                     MARCH 31, 2006                       YEAR ENDED SEPTEMBER 30,
CLASS B                                                (UNAUDITED)            2005             2004             2003        2002 f
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............   $     2.49          $     2.41       $     2.24       $     1.90     $   2.15
                                                    --------------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ........................         0.06                0.11             0.10             0.12         0.11

 Net realized and unrealized gains (losses) .....        (0.02)               0.11             0.22             0.37        (0.21)
                                                    --------------------------------------------------------------------------------
Total from investment operations ................         0.04                0.22             0.32             0.49        (0.10)
                                                    --------------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................        (0.06)              (0.13)           (0.14)           (0.14)       (0.13)

 Net realized gains .............................        (0.01)              (0.01)           (0.01)           (0.01)       (0.02)
                                                    --------------------------------------------------------------------------------
Total distributions .............................        (0.07)              (0.14)           (0.15)           (0.15)       (0.15)
                                                    --------------------------------------------------------------------------------
Redemption fees .................................           -- c                -- c             -- c             --           --
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ..................   $     2.46          $     2.49       $     2.41       $     2.24     $   1.90
                                                    ================================================================================

Total return b ..................................         2.02%               9.57%           14.59%           26.58%       (5.63)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............    $3,718,146          $3,922,396       $3,486,880       $2,083,783     $558,580

Ratios to average net assets:

 Expenses .......................................         1.48% d,e           1.50% e          1.53%            1.58%        1.57% d

 Net investment income ..........................         4.67%d              4.69%            4.26%            5.78%        6.01% d

Portfolio turnover rate .........................        17.89%              28.51%           31.90%           48.36%       51.16%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of waiver and payment by affiliate and expense reduction is less than 0.01%.

f For the period November 1, 2001 (effective date) to September 30, 2002.


70 | See notes to financial statements. | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

FRANKLIN INCOME FUND (CONTINUED)

                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   MARCH 31, 2006                        YEAR ENDED SEPTEMBER 30,
CLASS B1                                             (UNAUDITED)      2005           2004          2003          2002         2001
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............  $    2.50       $   2.42       $   2.25      $   1.90      $   2.17     $   2.35
                                                   ---------------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ........................       0.06           0.12           0.11          0.13          0.13         0.16

 Net realized and unrealized gains (losses) .....      (0.01)          0.11           0.21          0.38         (0.22)       (0.14)
                                                   ---------------------------------------------------------------------------------
Total from investment operations ................       0.05           0.23           0.32          0.51         (0.09)        0.02
                                                   ---------------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................      (0.07)         (0.14)         (0.14)        (0.15)        (0.16)       (0.17)

 Net realized gains .............................      (0.01)         (0.01)         (0.01)        (0.01)        (0.02)       (0.03)
                                                   ---------------------------------------------------------------------------------
Total distributions .............................      (0.08)         (0.15)         (0.15)        (0.16)        (0.18)       (0.20)
                                                   ---------------------------------------------------------------------------------
Redemption fees .................................         -- c           -- c           -- c          --            --           --
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ..................  $    2.47       $   2.50       $   2.42      $   2.25      $   1.90     $   2.17
                                                   =================================================================================

Total return b ..................................       2.20%          9.90%         14.90%        27.51%        (4.66)%       0.10%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............  $ 462,529       $493,063       $511,471      $495,004      $430,226     $446,245

Ratios to average net assets:

 Expenses .......................................       1.14% d,e      1.15% e        1.18%         1.23%         1.22%        1.23%

 Net investment income ..........................       5.01% d        5.04%          4.61%         6.13%         6.15%        7.02%

Portfolio turnover rate .........................      17.89%         28.51%         31.90%        48.36%        51.16%       28.13%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of waiver and payment by affiliate and expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 71

FRANKLIN CUSTODIAN FUNDS, INC.

FRANKLIN INCOME FUND (CONTINUED)

                                          ------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           MARCH 31, 2006                                YEAR ENDED SEPTEMBER 30,
CLASS C                                      (UNAUDITED)           2005            2004           2003          2002          2001
                                          ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning
 of period ............................   $      2.51       $      2.43      $     2.26     $     1.91    $     2.17    $     2.36
                                          ------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..............          0.06              0.13            0.11           0.13          0.13          0.16

 Net realized and unrealized gains
  (losses) ............................         (0.01)             0.10            0.21           0.38         (0.21)        (0.15)
                                          ------------------------------------------------------------------------------------------
Total from investment operations ......          0.05              0.23            0.32           0.51         (0.08)         0.01
                                          ------------------------------------------------------------------------------------------
Less distributions from:

 Net investment income ................         (0.07)            (0.14)          (0.14)         (0.15)        (0.16)        (0.17)

 Net realized gains ...................         (0.01)            (0.01)          (0.01)         (0.01)        (0.02)        (0.03)
                                          ------------------------------------------------------------------------------------------
Total distributions ...................         (0.08)            (0.15)          (0.15)         (0.16)        (0.18)        (0.20)
                                          ------------------------------------------------------------------------------------------
Redemption fees .......................            -- c              -- c            -- c           --            --            --
                                          ------------------------------------------------------------------------------------------
Net asset value, end of period ........   $      2.48       $      2.51      $     2.43     $     2.26    $     1.91    $     2.17
                                          ==========================================================================================

Total return b ........................          2.19%             9.84%          14.85%         27.37%        (4.64)%        0.09%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....   $10,695,121       $10,113,365      $6,616,891     $3,764,372    $1,545,377    $1,080,315

Ratios to average net assets:

 Expenses .............................          1.14% d,e         1.15% e         1.18%          1.24%         1.21%         1.23%

 Net investment income ................          5.01% d           5.04%           4.61%          6.12%         6.21%         7.04%

Portfolio turnover rate ...............         17.89%            28.51%          31.90%         48.36%        51.16%        28.13%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of waiver and payment by affiliate and expense reduction is less than 0.01%.


72 | See notes to financial statements. | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

FRANKLIN INCOME FUND (CONTINUED)

                                                         ---------------------------------------------------------------------------
                                                         SIX MONTHS ENDED
                                                          MARCH 31, 2006                      YEAR ENDED SEPTEMBER 30,
CLASS R                                                     (UNAUDITED)             2005          2004          2003         2002 f
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........              $    2.48          $   2.40       $  2.23       $  1.89       $ 2.18
                                                         ---------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ......................                   0.06              0.13          0.11          0.13         0.10

 Net realized and unrealized gains (losses) ...                  (0.01)             0.10          0.22          0.37        (0.27)
                                                         ---------------------------------------------------------------------------
Total from investment operations ..............                   0.05              0.23          0.33          0.50        (0.17)
                                                         ---------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................                  (0.07)            (0.14)        (0.15)        (0.15)       (0.12)

 Net realized gains ...........................                  (0.01)            (0.01)        (0.01)        (0.01)          --
                                                         ---------------------------------------------------------------------------
Total distributions ...........................                  (0.08)            (0.15)        (0.16)        (0.16)       (0.12)
                                                         ---------------------------------------------------------------------------
Redemption fees ...............................                     -- c              -- c          --c           --           --
                                                         ---------------------------------------------------------------------------
Net asset value, end of period ................              $    2.45          $   2.48       $  2.40       $  2.23       $ 1.89
                                                         ===========================================================================

Total return b ................................                   2.31%            10.15%        15.25%        27.31%       (8.34)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............              $ 149,450          $122,222       $73,165       $36,417       $6,350

Ratios to average net assets:

 Expenses .....................................                   0.99% d,e         1.00% e       1.03%         1.08%        1.07% d

 Net investment income ........................                   5.16% d           5.19%         4.76%         6.28%        6.77% d

Portfolio turnover rate .......................                  17.89%            28.51%        31.90%        48.36%       51.16%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of waiver and payment by affiliate and expense reduction is less than 0.01%.

f For the period January 1, 2002 (effective date) to September 30, 2002.


                     Semiannual Report | See notes to financial statements. | 73

FRANKLIN CUSTODIAN FUNDS, INC.

FRANKLIN INCOME FUND (CONTINUED)

                                                    --------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                     MARCH 31, 2006                         YEAR ENDED SEPTEMBER 30,
ADVISOR CLASS                                          (UNAUDITED)          2005            2004        2003       2002       2001
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........    $     2.49        $     2.41        $   2.24     $  1.89    $  2.16    $  2.34
                                                    --------------------------------------------------------------------------------
Income from investment operations:

 Net investment income a .......................          0.07              0.14            0.12        0.14       0.14       0.18

 Net realized and unrealized gains (losses) ....         (0.01)             0.11            0.22        0.38      (0.22)     (0.15)
                                                    --------------------------------------------------------------------------------
Total from investment operations ...............          0.06              0.25            0.34        0.52      (0.08)      0.03
                                                    --------------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................         (0.08)            (0.16)          (0.16)      (0.16)     (0.17)     (0.18)

 Net realized gains ............................         (0.01)            (0.01)          (0.01)      (0.01)     (0.02)     (0.03)
                                                    --------------------------------------------------------------------------------
Total distributions ............................         (0.09)            (0.17)          (0.17)      (0.17)     (0.19)     (0.21)
                                                    --------------------------------------------------------------------------------
Redemption fees ................................            -- c              -- c            -- c        --         --         --
                                                    --------------------------------------------------------------------------------
Net asset value, end of period .................    $     2.46        $     2.49        $   2.41     $  2.24    $  1.89    $  2.16
                                                    ================================================================================

Total return b .................................          2.55%            10.65%          15.74%      28.47%     (4.50)%     1.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............    $2,954,826        $2,280,318        $901,149     $95,009    $30,737    $22,737

Ratios to average net assets:

 Expenses ......................................          0.49% d,e         0.50% e         0.53%       0.58%      0.57%      0.58%

 Net investment income .........................          5.66% d           5.69%           5.26%       6.78%      6.85%      7.69%

Portfolio turnover rate ........................         17.89%            28.51%          31.90%      48.36%     51.16%     28.13%

a Based on average daily shares outstanding.

b Total return is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of waiver and payment by affiliate and expense reduction is less than 0.01%.


74 | See notes to financial statements. | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENT OF INVESTMENTS, MARCH 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INCOME FUND                                                           COUNTRY        SHARES/WARRANTS           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.2%
  COMMON STOCKS AND WARRANTS 37.7%
  COMMUNICATIONS 3.2%
  AT&T Inc. ..........................................................        United States         20,000,000        $  540,800,000
  BellSouth Corp. ....................................................        United States         12,000,000           415,800,000
  Verizon Communications Inc. ........................................        United States         11,000,000           374,660,000
a XO Holdings Inc., wts., A, 1/16/10 .................................        United States             53,846                24,231
a XO Holdings Inc., wts., B, 1/16/10 .................................        United States             40,386                16,154
a XO Holdings Inc., wts., C, 1/16/10 .................................        United States             40,386                10,097
                                                                                                                      --------------
                                                                                                                       1,331,310,482
                                                                                                                      --------------
  ELECTRIC UTILITIES 16.0%
  Alliant Energy Corp. ...............................................        United States          4,527,770           142,488,922
  Ameren Corp. .......................................................        United States          9,500,000           473,290,000
  American Electric Power Co. Inc. ...................................        United States          8,633,800           293,721,876
  CenterPoint Energy Inc. ............................................        United States          6,000,000            71,580,000
  Cinergy Corp. ......................................................        United States          8,900,000           404,149,000
  Consolidated Edison Inc. ...........................................        United States          3,500,000           152,250,000
  Dominion Resources Inc. ............................................        United States          8,500,000           586,755,000
  DTE Energy Co. .....................................................        United States          5,270,000           211,274,300
  Duke Energy Corp. ..................................................        United States          7,000,000           204,050,000
  Energy East Corp. ..................................................        United States          4,530,000           110,079,000
  Entergy Corp. ......................................................        United States          4,500,000           310,230,000
  Exelon Corp. .......................................................        United States            300,000            15,870,000
  FirstEnergy Corp. ..................................................        United States         14,000,000           684,600,000
  FPL Group Inc. .....................................................        United States          7,500,000           301,050,000
  Hawaiian Electric Industries Inc. ..................................        United States          1,720,000            46,663,600
  NSTAR ..............................................................        United States             31,000               886,910
  Pepco Holdings Inc. ................................................        United States          4,900,000           111,671,000
  PG&E Corp. .........................................................        United States         12,250,000           476,525,000
  Pinnacle West Capital Corp. ........................................        United States          5,000,000           195,500,000
  PPL Corp. ..........................................................        United States          4,300,400           126,431,760
  Progress Energy Inc. ...............................................        United States          8,600,000           378,228,000
  Public Service Enterprise Group Inc. ...............................        United States          6,023,560           385,748,782
b Puget Energy Inc. ..................................................        United States          7,500,000           158,850,000
  The Southern Co. ...................................................        United States         17,000,000           557,090,000
  TECO Energy Inc. ...................................................        United States          9,000,000           145,080,000
  TXU Corp. ..........................................................        United States             40,800             1,826,208
  Xcel Energy Inc. ...................................................        United States          4,500,000            81,675,000
                                                                                                                      --------------
                                                                                                                       6,627,564,358
                                                                                                                      --------------
   ENERGY MINERALS 4.1%
  BP PLC, ADR ........................................................        United Kingdom         3,500,000           241,290,000
  Callon Petroleum Co. ...............................................        United States            777,114            16,334,936
b Canadian Oil Sands Trust ...........................................            Canada             5,300,000           760,676,515
  Chevron Corp. ......................................................        United States          7,500,000           434,775,000
  Royal Dutch Shell PLC, A, ADR ......................................        United Kingdom         4,000,000           249,040,000
                                                                                                                      --------------
                                                                                                                       1,702,116,451
                                                                                                                      --------------


                                                          Semiannual Report | 75

FRANKLIN CUSTODIAN FUNDS, INC.

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN INCOME FUND                                                           COUNTRY      SHARES/WARRANTS         VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS AND WARRANTS (CONTINUED)
      FINANCE 4.9%
      Bank of America Corp. .................................................     United States       21,000,000     $   956,340,000
      Fifth Third Bancorp ...................................................     United States        6,750,000         265,680,000
      Freddie Mac ...........................................................     United States        5,000,000         305,000,000
      JPMorgan Chase & Co. ..................................................     United States       12,000,000         499,680,000
      Montpelier Re Holdings Ltd. ...........................................        Bermuda           1,800,000          29,340,000
                                                                                                                     ---------------
                                                                                                                       2,056,040,000
                                                                                                                     ---------------
      GAS DISTRIBUTORS 1.3%
      Atmos Energy Corp. ....................................................     United States        2,235,000          58,847,550
      NiSource Inc. .........................................................     United States        5,000,000         101,100,000
      ONEOK Inc. ............................................................     United States        3,996,700         128,893,575
      Sempra Energy .........................................................     United States        5,164,000         239,919,440
                                                                                                                     ---------------
                                                                                                                         528,760,565
                                                                                                                     ---------------
      HEALTH TECHNOLOGY 7.2%
      Bristol-Myers Squibb Co. ..............................................     United States       17,000,000         418,370,000
      Eli Lilly and Co. .....................................................     United States        3,336,100         184,486,330
      Merck & Co. Inc. ......................................................     United States       41,500,000       1,462,045,000
      Pfizer Inc. ...........................................................     United States       38,000,000         946,960,000
                                                                                                                     ---------------
                                                                                                                       3,011,861,330
                                                                                                                     ---------------
      NON-ENERGY MINERALS 0.9%
      AngloGold Ashanti Ltd., ADR ...........................................      South Africa        2,250,000         121,770,000
      Barrick Gold Corp. ....................................................         Canada           4,000,000         108,960,000
      Southern Copper Corp. .................................................     United States        1,650,600         139,442,688
                                                                                                                     ---------------
                                                                                                                         370,172,688
                                                                                                                     ---------------
      PROCESS INDUSTRIES 0.1%
      Lyondell Chemical Co. .................................................     United States        3,000,000          59,700,000
                                                                                                                     ---------------
      TOTAL COMMON STOCKS AND WARRANTS (COST $13,180,325,417) ...............                                         15,687,525,874
                                                                                                                     ---------------
      PREFERRED STOCK (COST $57,833,250) 0.0% c
      PROCESS INDUSTRIES 0.0% c
d,e,f Asia Pulp & Paper Co. Ltd., 12.00%, pfd., Perpetual ...................       Indonesia         75,000,000             817,500
                                                                                                                     ---------------
      CONVERTIBLE PREFERRED STOCKS 8.2%
      CONSUMER DURABLES 0.1%
      Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. .....................     United States        1,500,000          45,075,000
                                                                                                                     ---------------
      CONSUMER NON-DURABLES 0.2%
      Lehman Brothers Holdings Inc. into General Mills, 6.25%,
        cvt. pfd. ...........................................................     United States        3,750,000         100,312,500
                                                                                                                     ---------------
      ELECTRIC UTILITIES 0.2%
      CMS Energy Trust I, 7.75%, cvt. pfd. ..................................     United States        1,508,000          73,892,000
                                                                                                                     ---------------
      ELECTRONIC TECHNOLOGY 0.9%
      Citigroup Funding Inc. into Altera Corp., 7.00%, cvt. pfd..............     United States        5,000,000          99,918,000
      Goldman Sachs Group into Applied Materials Inc., 7.35%,
       cvt. pfd. ............................................................     United States        5,500,000          97,064,000


76 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INCOME FUND                                                             COUNTRY    SHARES/WARRANTS          VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CONVERTIBLE PREFERRED STOCKS (CONTINUED)
    ELECTRONIC TECHNOLOGY (CONTINUED)
  g Morgan Stanley into Intel Corp., 7.40%, cvt. pfd., 144A .................     United States        6,500,000      $  130,292,500
    Morgan Stanley into Network Appliance Inc., 7.25%, cvt. pfd. ............     United States        2,000,000          54,530,000
                                                                                                                      --------------
                                                                                                                         381,804,500
                                                                                                                      --------------
    ENERGY MINERALS 0.8%
  g Chesapeake Energy Corp., 5.00%, cvt. pfd., 144A .........................     United States          900,000          95,400,000
  g Deutsche Bank AG into ConocoPhillips, 8.50%, cvt. pfd., 144A ............     United States        2,500,000         159,105,750
  g Morgan Stanley into Devon Energy Corp., 8.00%, cvt. pfd., 144A ..........     United States          900,000          54,202,500
                                                                                                                      --------------
                                                                                                                         308,708,250
                                                                                                                      --------------
    FINANCE 2.7%
    E*TRADE Financial Corp., 6.125%, cvt. pfd. ..............................     United States        2,500,000          86,625,000
    Fannie Mae, 5.375%, cvt. pfd. ...........................................     United States            8,000         768,542,000
    MetLife Inc., 6.375%, cvt. pfd. .........................................     United States        6,400,000         173,600,000
    Morgan Stanley into Freddie Mac, 8.20%, cvt. pfd. .......................     United States        1,510,000          96,405,950
                                                                                                                      --------------
                                                                                                                       1,125,172,950
                                                                                                                      --------------
    HEALTH TECHNOLOGY 1.3%
    Goldman Sachs Group Inc. into Wyeth, 6.25%, cvt. pfd. ...................     United States        2,210,000         105,920,880
    Morgan Stanley into Forest Laboratories Inc., 6.25%, cvt. pfd. ..........     United States        1,360,000          60,635,600
    Schering-Plough Corp., 6.00%, cvt. pfd. .................................     United States        7,401,000         375,822,780
                                                                                                                      --------------
                                                                                                                         542,379,260
                                                                                                                      --------------
    INDUSTRIAL SERVICES 0.8%
    El Paso Corp., 4.99%, cvt. pfd. .........................................     United States          130,000         142,575,810
  g Morgan Stanley into Williams Cos. Inc., 8.50%, cvt. pfd., 144A...........     United States        4,000,000          86,420,000
g,h Wachovia Bank into El Paso, 9.05%, cvt. pfd., 144A.......................     United States        8,200,000          99,302,000
                                                                                                                      --------------
                                                                                                                         328,297,810
                                                                                                                      --------------
    NON-ENERGY MINERALS 0.5%
    Freeport-McMoRan Copper & Gold Inc., 5.50%, cvt. pfd. ...................     United States           43,300          55,624,263
    Lehman Brothers Holdings Inc. into Alcoa Inc., 6.50%,  cvt. pfd. ........     United States        4,600,000         139,955,000
                                                                                                                      --------------
                                                                                                                         195,579,263
                                                                                                                      --------------
    PROCESS INDUSTRIES 0.1%
    Lehman Brothers Holdings Inc. into Lyondell Chemical, 8.00%,
     cvt. pfd. ..............................................................     United States        3,000,000          59,700,000
                                                                                                                      --------------
    PRODUCER MANUFACTURING 0.2%
    Goldman Sachs Group into Tyco International Ltd., 7.00%,
     cvt. pfd. ..............................................................     United States        3,000,000          82,377,000
                                                                                                                      --------------
    REAL ESTATE INVESTMENT TRUSTS 0.4%
    Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A ..........................     United States        3,000,000          75,000,000
    Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ......................     United States        1,333,590          33,286,506
    Lexington Corporate Properties Trust, 6.50%, cvt. pfd. ..................     United States        1,200,000          55,428,000
                                                                                                                      --------------
                                                                                                                         163,714,506
                                                                                                                      --------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $3,336,083,374) ................                                          3,407,013,039
                                                                                                                      --------------


                                                          Semiannual Report | 77

FRANKLIN CUSTODIAN FUNDS, INC.

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INCOME FUND                                                           COUNTRY       PRINCIPAL AMOUNT i       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS 44.0%
    ALTERNATIVE POWER GENERATION 2.2%
d,e Calpine Canada Energy Finance, senior note, 8.50%, 5/01/08 ...............      Canada         $ 436,000,000      $  261,600,000
d,e Calpine Corp.,
       senior note, 7.875%, 4/01/08 ..........................................   United States       101,818,000          62,108,980
       senior note, 8.625%, 8/15/10 ..........................................   United States       221,000,000          89,505,000
       senior note, 8.50%, 2/15/11 ...........................................   United States        90,000,000          36,900,000
     g senior secured note, 144A, 8.50%, 7/15/10 .............................   United States       325,000,000         299,812,500
     g senior secured note, 144A, 9.875%, 12/01/11 ...........................   United States        30,000,000          27,525,000
     g senior secured note, 144A, 8.75%, 7/15/13 .............................   United States       140,000,000         129,150,000
                                                                                                                      --------------
                                                                                                                         906,601,480
                                                                                                                      --------------
    COMMERCIAL SERVICES 1.5%
    Dex Media Inc.,
       senior disc. note, zero cpn. to 11/15/08, 9.00% thereafter,
         11/15/13 ............................................................   United States        60,000,000          51,000,000
       zero cpn. to 11/15/08, 9.00% thereafter, 11/15/13 .....................   United States       210,000,000         178,500,000
    JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to 5/17/07,
     10.67% thereafter, 5/15/13 ..............................................   United States       156,000,000         135,720,000
    JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 ...............   United States        84,000,000          86,625,000
  g R.H. Donnelley Corp.,
       senior disc. note, 144A, 6.875%, 1/15/13 ..............................   United States       110,700,000         104,058,000
       senior note, 144A, 8.875%, 1/15/16 ....................................   United States        47,600,000          49,742,000
                                                                                                                      --------------
                                                                                                                         605,645,000
                                                                                                                      --------------
    COMMUNICATIONS 2.6%
    Qwest Capital Funding Inc.,
       7.00%, 8/03/09 ........................................................   United States       300,000,000         306,000,000
       7.25%, 2/15/11 ........................................................   United States       365,000,000         371,843,750
    Qwest Communications International Inc., senior note, 7.50%,
     2/15/14 .................................................................   United States       250,000,000         258,750,000
    Qwest Corp., 6.875%, 9/15/33 .............................................   United States        30,000,000          28,950,000
    Time Warner Telecom Holdings Inc., senior note, 9.25%, 2/15/14 ...........   United States        50,600,000          54,521,500
    Time Warner Telecom Inc., senior note, 10.125%, 2/01/11 ..................   United States        43,000,000          45,418,750
                                                                                                                      --------------
                                                                                                                       1,065,484,000
                                                                                                                      --------------
    CONSUMER DURABLES 9.9%
    Ford Motor Co., 7.45%, 7/16/31 ...........................................   United States       660,000,000         493,350,000
    Ford Motor Credit Co.,
       7.375%, 10/28/09 ......................................................   United States       450,000,000         423,382,050
       7.875%, 6/15/10 .......................................................   United States       355,000,000         333,089,400
       7.375%, 2/01/11 .......................................................   United States       450,000,000         414,390,600
       7.00%, 10/01/13 .......................................................   United States       120,000,000         107,479,080
       senior note, 7.25%, 10/25/11 ..........................................   United States       120,000,000         109,468,560
    General Motors Acceptance Corp.,
       5.625%, 5/15/09 .......................................................   United States       125,000,000         116,407,375
       7.75%, 1/19/10 ........................................................   United States       420,000,000         409,833,900
       6.875%, 9/15/11 .......................................................   United States       800,000,000         746,485,600
       6.875%, 8/28/12 .......................................................   United States       300,400,000         277,470,168
       6.75%, 12/01/14 .......................................................   United States       125,000,000         112,703,250
    General Motors Corp., senior deb., 8.375%, 7/15/33 .......................   United States       485,000,000         357,687,500


78 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INCOME FUND                                                           COUNTRY       PRINCIPAL AMOUNT i       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  BONDS (CONTINUED)
  CONSUMER DURABLES (CONTINUED)
  Hovnanian K Enterprises Inc., senior note, 7.50%, 5/15/16 ...............      United States      $ 45,000,000      $   44,588,925
  KB Home,
      6.375%, 8/15/11 .....................................................      United States        15,000,000          14,793,585
      senior note, 5.75%, 2/01/14 .........................................      United States        35,000,000          32,171,720
    h senior note, 7.25%, 6/15/18 .........................................      United States        70,500,000          69,713,361
g Visant Holding Corp., senior note, 144A, 8.75%, 12/01/13 ................      United States        50,000,000          48,002,500
                                                                                                                      --------------
                                                                                                                       4,111,017,574
                                                                                                                      --------------
  CONSUMER SERVICES 6.6%
  Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12 ...............      United States       440,000,000         431,200,000
  CCH I Holdings LLC, senior note,
      13.50%, 1/15/14 .....................................................      United States       329,000,000         203,980,000
      9.92%, 4/01/14 ......................................................      United States       117,380,000          59,863,800
      zero cpn. to 5/15/06, 11.75% thereafter, 5/15/14 ....................      United States       195,000,000         102,375,000
  CCH I LLC, senior secured note, 11.00%, 10/01/15 ........................      United States       850,000,000         710,812,500
  CCH II LLC, senior note, 10.25%, 9/15/10 ................................      United States        50,600,000          49,967,500
  Clear Channel Communications Inc.,
      5.50%, 9/15/14 ......................................................      United States       125,000,000         115,690,000
      senior note, 5.75%, 1/15/13 .........................................      United States        10,000,000           9,531,410
  CSC Holdings Inc.,
      senior deb., 7.625%, 7/15/18 ........................................      United States        27,000,000          26,831,250
     senior note, B, 7.625%, 4/01/11 ......................................      United States       200,000,000         202,000,000
  DIRECTV Holdings LLC, senior note, 6.375%, 6/15/15 ......................      United States        25,300,000          25,110,250
g EchoStar DBS Corp., senior note, 144A, 7.125%, 2/01/16 ..................      United States       360,000,000         355,950,000
g Hertz Corp.,
      senior note, 144A, 8.875%, 1/01/14 ..................................      United States        67,950,000          70,837,875
      senior sub. note, 144A, 10.50%, 1/01/16 .............................      United States        25,000,000          27,250,000
  Liberty Media Corp., senior note, 5.70%, 5/15/13 ........................      United States       148,000,000         138,366,680
  MGM MIRAGE Inc., senior note,
      6.625%, 7/15/15 .....................................................      United States       100,000,000          98,875,000
  g,h 144A, 6.75%, 4/01/13 ................................................      United States        60,000,000          60,000,000
g Quebecor Media Inc., senior note, 144A, 7.75%, 3/15/16 ..................         Canada            19,675,000          20,314,437
  Six Flags Inc., senior note, 9.625%, 6/01/14 ............................      United States        35,000,000          35,437,500
                                                                                                                      --------------
                                                                                                                       2,744,393,202
                                                                                                                      --------------
  ELECTRIC UTILITIES 2.8%
  Aquila Inc., senior note, 14.875%, 7/01/12 ..............................      United States        95,400,000         129,505,500
  CMS Energy Corp., senior note, 7.75%, 8/01/10 ...........................      United States        30,000,000          31,575,000
  NRG Energy Inc., senior note,
      7.25%, 2/01/14 ......................................................      United States        49,500,000          50,428,125
      7.375%, 2/01/16 .....................................................      United States        93,775,000          96,002,156
  Reliant Resources Inc., senior note, 9.25%, 7/15/10 .....................      United States        65,000,000          65,406,250
  TXU Corp., senior note,
      5.55%, 11/15/14 .....................................................      United States       350,000,000         329,138,600
      6.55%, 11/15/34 .....................................................      United States       200,000,000         181,489,200
      Q, 6.50%, 11/15/24 ..................................................      United States       310,000,000         284,089,890
                                                                                                                      --------------
                                                                                                                       1,167,634,721
                                                                                                                      --------------


                                                          Semiannual Report | 79

FRANKLIN CUSTODIAN FUNDS, INC.

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INCOME FUND                                                         COUNTRY        PRINCIPAL AMOUNT i        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  BONDS (CONTINUED)
  ELECTRONIC TECHNOLOGY 1.5%
  DRS Technologies Inc., senior note, 6.625%, 2/01/16 ...................     United States       $   50,000,000       $ 50,000,000
  Flextronics International Ltd., senior sub. note, 6.25%, 11/15/14 .....       Singapore            105,000,000        103,425,000
  L-3 Communications Corp., senior sub. note,
      5.875%, 1/15/15 ...................................................     United States           23,500,000         22,501,250
      6.375%, 10/15/15 ..................................................     United States           60,000,000         59,400,000
  Lucent Technologies Inc., 6.45%, 3/15/29 ..............................     United States          180,000,000        163,350,000
  Sanmina-SCI Corp., senior sub. note,
      6.75%, 3/01/13 ....................................................     United States          134,000,000        128,305,000
      8.125%, 3/01/16 ...................................................     United States           85,000,000         86,275,000
                                                                                                                       ------------
                                                                                                                        613,256,250
                                                                                                                       ------------
  ENERGY MINERALS 1.4%
  Callon Petroleum Co., senior note, 9.75%, 12/08/10 ....................     United States          113,800,000        120,059,000
  Chesapeake Energy Corp., senior note,
      6.25%, 1/15/18 ....................................................     United States          150,000,000        147,375,000
    g 144A, 6.50%, 8/15/17 ..............................................     United States           77,500,000         76,918,750
    g 144A, 6.875%, 11/15/20 ............................................     United States          100,000,000        101,250,000
g Massey Energy Co., senior note, 144A, 6.875%, 12/15/13 ................     United States           59,650,000         58,755,250
  Newfield Exploration Co., senior sub. note, 6.625%, 4/15/16 ...........     United States           90,900,000         91,240,875
                                                                                                                       ------------
                                                                                                                        595,598,875
                                                                                                                       ------------
  FINANCE 1.3%
  E*TRADE Financial Corp., senior note,
      7.375%, 9/15/13 ...................................................     United States          230,000,000        235,750,000
      7.875%, 12/01/15 ..................................................     United States           25,000,000         26,500,000
  Nalco Finance Holdings, senior note, zero cpn. to 8/01/09,
   9.00% thereafter, 2/01/14 ............................................     United States          380,000,000        288,800,000
                                                                                                                       ------------
                                                                                                                        551,050,000
                                                                                                                       ------------
  GAS DISTRIBUTORS 2.1%
  Dynegy Holdings Inc.,
    g secured note, 144A, 9.875%, 7/15/10 ...............................     United States          100,000,000        110,108,000
      senior note, 6.875%, 4/01/11 ......................................     United States          310,000,000        300,700,000
      senior note, 8.75%, 2/15/12 .......................................     United States          225,500,000        236,775,000
  g,h senior note, 144A, 8.375%, 5/01/16 ................................     United States          100,000,000        100,000,000
    g senior secured note, 144A, 10.125%, 7/15/13 .......................     United States           95,000,000        108,960,250
                                                                                                                       ------------
                                                                                                                        856,543,250
                                                                                                                       ------------
  HEALTH SERVICES 4.1%
  DaVita Inc.,
      senior note, 6.625%, 3/15/13 ......................................     United States           23,600,000         23,659,000
      senior sub. note, 7.25%, 3/15/15 ..................................     United States           49,400,000         49,894,000
  HCA Inc.,
      6.375%, 1/15/15 ...................................................     United States          160,000,000        156,524,000
      6.50%, 2/15/16 ....................................................     United States          223,525,000        218,888,421


80 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INCOME FUND                                                         COUNTRY       PRINCIPAL AMOUNT i          VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      BONDS (CONTINUED)
      HEALTH SERVICES (CONTINUED)
      Tenet Healthcare Corp., senior note,
          6.375%, 12/01/11 ..............................................     United States      $  515,000,000       $  467,362,500
          6.50%, 6/01/12 ................................................     United States         240,000,000          217,200,000
          7.375%, 2/01/13 ...............................................     United States         350,000,000          321,125,000
        g 144A, 9.50%, 2/01/15 ..........................................     United States         231,000,000          232,155,000
                                                                                                                      --------------
                                                                                                                       1,686,807,921
                                                                                                                      --------------
      INDUSTRIAL SERVICES 3.5%
      Allied Waste North America Inc.,
          senior note, 7.25%, 3/15/15 ...................................     United States         150,000,000          153,750,000
          senior note, B, 7.375%, 4/15/14 ...............................     United States         190,000,000          189,050,000
          senior secured note, 6.50%, 11/15/10 ..........................     United States         120,000,000          119,100,000
          senior secured note, 6.375%, 4/15/11 ..........................     United States          35,000,000           34,431,250
          senior secured note, 6.125%, 2/15/14 ..........................     United States         207,000,000          197,685,000
      Browning-Ferris Industries Inc., 7.40%, 9/15/35 ...................     United States          45,000,000           42,075,000
      El Paso Corp., senior note,
          6.75%, 5/15/09 ................................................     United States         245,000,000          245,612,500
        j FRN, 6.14%, 8/16/07 ...........................................     United States          70,000,000           71,575,000
          MTN, 7.75%, 1/15/32 ...........................................     United States         270,000,000          273,375,000
      El Paso Production Holding Co., 7.75%, 6/01/13 ....................     United States          87,500,000           91,109,375
      Sonat Inc., senior note, 7.625%, 7/15/11 ..........................     United States          35,000,000           36,225,000
                                                                                                                      --------------
                                                                                                                       1,453,988,125
                                                                                                                      --------------
      NON-ENERGY MINERALS 0.3%
    g Novelis Inc., senior note, 144A, 7.25%, 2/15/15 ...................        Canada             125,000,000          120,625,000
                                                                                                                      --------------
      PROCESS INDUSTRIES 1.7%
      Abitibi-Consolidated Co. of Canada, senior note, 8.375%, 4/01/15 ..        Canada             100,600,000           98,588,000
      Jefferson Smurfit Corp., senior note, 8.25%, 10/01/12 .............     United States         195,000,000          192,318,750
      Nalco Co., senior sub. note, 8.875%, 11/15/13 .....................     United States          10,000,000           10,450,000
      NewPage Corp., senior secured note, 10.00%, 5/01/12 ...............     United States         110,000,000          116,050,000
      Owens-Brockway Glass Container Inc., senior note, 6.75%, 12/01/14 .     United States          50,000,000           49,125,000
e,f,g Pindo Deli Finance Mauritius Ltd., 144A,
        j FRN, 5.664%, 4/29/15 ..........................................       Indonesia               113,073               25,509
        j FRN, 5.664%, 4/29/18 ..........................................       Indonesia               294,012               66,329
          zero cpn., 4/29/25 ............................................       Indonesia               607,466              137,045
      Rhodia SA, senior note, 10.25%, 6/01/10 ...........................        France             110,859,000          124,854,949
      Stone Container Corp., senior note, 9.75%, 2/01/11 ................     United States          80,000,000           82,600,000
e,f,g Tjiwi Kimia Finance Mauritius, secured note, 144A,
        j FRN, 5.664%, 4/29/15 ..........................................       Indonesia            12,883,549            3,812,242
        j FRN, 5.664%, 4/29/18 ..........................................       Indonesia            33,160,560            9,812,210
          zero cpn., 4/29/25 ............................................       Indonesia            42,601,657           12,605,830
                                                                                                                      --------------
                                                                                                                         700,445,864
                                                                                                                      --------------
      PRODUCER MANUFACTURING 1.0%
      Case New Holland Inc., senior note,
          6.00%, 6/01/09 ................................................     United States         225,000,000          220,500,000
        g 144A, 7.125%, 3/01/14 .........................................     United States          69,900,000           69,375,750


                                                          Semiannual Report | 81

FRANKLIN CUSTODIAN FUNDS, INC.

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INCOME FUND                                                         COUNTRY        PRINCIPAL AMOUNT i         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    PRODUCER MANUFACTURING (CONTINUED)
  g Invensys PLC, senior note, 144A, 9.875%, 3/15/11 ....................     United Kingdom      $  60,000,000      $    64,050,000
    Polymer Holdings LLC, senior disc. note, zero cpn. to 1/15/09,
      12.00% thereafter, 7/15/14 ........................................     United States         100,000,000           80,250,000
                                                                                                                     ---------------
                                                                                                                         434,175,750
                                                                                                                     ---------------
    REAL ESTATE DEVELOPMENT 0.0%c
    D.R. Horton Inc., 5.625%, 1/15/16 ...................................     United States          20,000,000           18,706,320
                                                                                                                     ---------------
    REAL ESTATE INVESTMENT TRUSTS 1.1%
    Host Marriott LP,
    g,h 144A, 6.75%, 6/01/16 ............................................     United States         138,200,000          138,718,250
        senior note, K, 7.125%, 11/01/13 ................................     United States          50,000,000           51,125,000
        senior note, O, 6.375%, 3/15/15 .................................     United States         210,000,000          207,637,500
    MeriStar Hospitality Corp., 9.125%, 1/15/11 .........................     United States          64,500,000           74,981,250
                                                                                                                     ---------------
                                                                                                                         472,462,000
                                                                                                                     ---------------
    TECHNOLOGY SERVICES 0.4%
  g SunGard Data Systems Inc.,
        senior note, 144A, 9.125%, 8/15/13 ..............................     United States          59,300,000           63,006,250
        senior sub. note, 144A, 10.25%, 8/15/15 .........................     United States          93,000,000           98,347,500
                                                                                                                     ---------------
                                                                                                                         161,353,750
                                                                                                                     ---------------
    TOTAL BONDS (COST $18,344,187,418) ..................................                                             18,265,789,082
                                                                                                                     ---------------
    CONVERTIBLE BONDS 3.6%
    ALTERNATIVE POWER GENERATION 0.5%
d,e Calpine Corp., cvt.,
        senior note, 6.00% to 9/30/06, zero cpn. to 9/30/09,
        6.00% thereafter, 9/30/14 .......................................     United States         137,000,000           43,840,000
        senior note, 4.75%, 11/15/23 ....................................     United States          88,000,000           36,960,000
        sub. note, 7.75%, 6/01/15 .......................................     United States         450,000,000          128,250,000
                                                                                                                     ---------------
                                                                                                                         209,050,000
                                                                                                                     ---------------
    CONSUMER SERVICES 0.1%
  d Adelphia Communications Corp., cvt., junior sub. note, 6.00%,
      2/15/06 ...........................................................     United States          75,000,000            1,781,250
    EchoStar Communications Corp., cvt., sub. note, 5.75%, 5/15/08 ......     United States          25,500,000           25,308,750
                                                                                                                     ---------------
                                                                                                                          27,090,000
                                                                                                                     ---------------


82 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INCOME FUND                                                         COUNTRY      PRINCIPAL AMOUNT i          VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CONVERTIBLE BONDS (CONTINUED)
  ELECTRONIC TECHNOLOGY 2.3%
  Bank of America into Analog Devices Inc., cvt., senior note, 7.25%,
    9/27/06 .............................................................     United States     $   152,520,000     $   152,844,867
  Conexant Systems Inc., cvt., sub. note, 4.00%, 2/01/07  United States .                           280,000,000         274,750,000
  Nortel Networks Corp., cvt., senior note, 4.25%, 9/01/08 ..............        Canada             500,000,000         476,250,000
  SCI Systems Inc., cvt., sub. note, 3.00%, 3/15/07 .....................     United States          66,000,000          64,185,000
                                                                                                                    ---------------
                                                                                                                        968,029,867
                                                                                                                    ---------------
  HEALTH TECHNOLOGY 0.3%
  Enzon Pharmaceuticals Inc., cvt., sub. note, 4.50%, 7/01/08 ...........     United States         112,000,000         104,860,000
                                                                                                                    ---------------
  INDUSTRIAL SERVICES 0.2%
  Hanover Compressor Co., cvt., senior note, 4.75%, 3/15/08 .............     United States         103,000,000          99,523,750
                                                                                                                    ---------------
  REAL ESTATE INVESTMENT TRUSTS 0.2%
  MeriStar Hospitality Corp., cvt., sub. note, 9.50%, 4/01/10 ...........     United States          95,000,000         101,056,250
                                                                                                                    ---------------
  TOTAL CONVERTIBLE BONDS (COST $1,904,037,771) .........................                                             1,509,609,867
                                                                                                                    ---------------
  MORTGAGE-BACKED SECURITIES 3.7%
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 2.0%
  FHLMC Gold 30 Year, 5.00%, 5/01/33 - 8/01/34 ..........................     United States         503,343,620         480,141,720
  FHLMC Gold 30 Year, 5.50%, 8/01/35 - 11/01/35 .........................     United States         345,290,833         337,341,373
                                                                                                                    ---------------
                                                                                                                        817,483,093
                                                                                                                    ---------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 0.7%
  FNMA 30 Year, 5.50%, 2/01/35 - 1/01/36 ................................     United States         298,184,169         291,240,870
                                                                                                                    ---------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 1.0%
  GNMA I SF 30 Year, 5.00%, 4/15/33 - 6/15/34 ...........................     United States         423,983,263         411,327,036
                                                                                                                    ---------------
  TOTAL MORTGAGE-BACKED SECURITIES (COST $1,546,457,462) ................                                             1,520,050,999
                                                                                                                    ---------------
  TOTAL LONG TERM INVESTMENTS (COST $38,368,924,692) ....................                                            40,390,806,361
                                                                                                                    ---------------
                                                                                                    -----------
                                                                                                      SHARES
                                                                                                    -----------
  SHORT TERM INVESTMENTS 2.9%
  MONEY MARKET FUND (COST $180,645,389) 0.4%
k Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.36% ..     United States         180,645,389         180,645,389
                                                                                                                    ---------------


                                                          Semiannual Report | 83

FRANKLIN CUSTODIAN FUNDS, INC.

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INCOME FUND                                                         COUNTRY      PRINCIPAL AMOUNT i         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  REPURCHASE AGREEMENT (COST $ 1,017,405,043) 2.5%
l Joint Repurchase Agreement, 4.683%, 4/03/06
    (Maturity Value $1,017,802,085) ......................................    United States     $1,017,405,043      $ 1,017,405,043
     ABN AMRO Bank, N.V., New York Branch
       (Maturity Value $84,772,735)
     Banc of America Securities LLC (Maturity Value $84,772,735)
     Barclays Capital Inc. (Maturity Value $84,772,735)
     Bear, Stearns & Co. Inc. (Maturity Value $84,772,735)
     BNP Paribas Securities Corp. (Maturity Value $97,810,780)
     Deutsche Bank Securities Inc. (Maturity Value $21,740,259)
     Dresdner Kleinwort Wasserstein Securities LLC
       (Maturity Value $63,032,483)
     Goldman, Sachs & Co. (Maturity Value $84,772,735)
     Greenwich Capital Markets Inc. (Maturity Value $84,772,735)
     Lehman Brothers Inc. (Maturity Value $59,225,903)
     Merrill Lynch Government Securities Inc. (Maturity Value $84,772,735)
     Morgan Stanley & Co. Inc. (Maturity Value $97,810,780)
     UBS Securities LLC (Maturity Value $84,772,735)
       Collateralized by U.S. Government Agency Securities,
        1.75 - 7.125%, 5/02/06 - 2/01/11; m U.S. Government Agency
        Discount Notes, 4/7/06 - 5/02/06; and m U.S. Treasury Bills,
        6/22/06; and U.S. Treasury Notes, 2.50 - 6.125%,
        10/31/06 - 8/15/09
                                                                                                                    ---------------
  TOTAL INVESTMENTS (COST $39,566,975,124) 100.1% ........................                                           41,588,856,793
  OTHER ASSETS, LESS LIABILITIES (0.1)% ..................................                                              (31,865,016)
                                                                                                                    ---------------
  NET ASSETS 100.0% ......................................................                                          $41,556,991,777
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 100.

a Non-income producing.

b See Note 10 regarding holdings of 5% voting securities.

c Rounds to less than 0.1% of net assets.

d See Note 8 regarding defaulted securities.

e See Note 11 regarding other considerations.

f See Note 9 regarding restricted securities.

g Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At March 31, 2006, the value of these securities was $3,186,094,227, representing 7.67% of net assets.

h Security purchased on a when-issued or delayed delivery basis.

i The principal amount is stated in U.S. dollars unless otherwise indicated.

j The coupon rate shown represents the rate at period end.

k See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

l See Note 1(c) regarding joint repurchase agreement.

m A portion or all of the security is traded on a discount basis with no stated coupon rate.


84 | See notes to financial statements. | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

FINANCIAL HIGHLIGHTS

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                          ------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           MARCH 31, 2006                              YEAR ENDED SEPTEMBER 30,
CLASS A                                      (UNAUDITED)            2005           2004           2003          2002         2001
                                          -----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period ....    $     6.53       $     6.68     $     6.81     $     6.99    $     6.93   $     6.63
                                          -----------------------------------------------------------------------------------------
Income from investment operations:

  Net investment income a ...............          0.15             0.28           0.27           0.28          0.38         0.41 f

  Net realized and unrealized gains
   (losses) .............................         (0.10)           (0.11)         (0.04)         (0.10)         0.09         0.33 f
                                          -----------------------------------------------------------------------------------------
Total from investment operations ........          0.05             0.17           0.23           0.18          0.47         0.74
                                          -----------------------------------------------------------------------------------------
Less distributions from net investment
  income ................................         (0.16)           (0.32)         (0.36)         (0.36)        (0.41)       (0.44)
                                          -----------------------------------------------------------------------------------------
Redemption fees .........................            -- c             -- c           -- c           --            --           --
                                          -----------------------------------------------------------------------------------------
Net asset value, end of period ..........    $     6.42       $     6.53     $     6.68     $     6.81    $     6.99   $     6.93
                                          =========================================================================================

Total return b ..........................          0.71%            2.67%          3.46%          2.66%         7.06%       11.52%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .......    $5,522,532       $5,901,449     $6,420,381     $7,286,317    $7,726,914   $7,197,334

Ratios to average net assets:

  Expenses ..............................          0.73% d,e        0.72% e        0.70%          0.70%         0.69%        0.68%

  Net investment income .................          4.53% d          4.29%          4.09%          4.11%         5.48%        6.12% f

Portfolio turnover rate .................         11.31%           29.14%         41.45%         66.96%        44.62%       19.18%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f Effective October 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income, as required. The effect of this change was as follows:

Net investment income per share .....................................  $(0.008)
Net realized and unrealized gains (losses) per share ................    0.008
Ratio of net investment income to average net assets ................    (0.11)%


                     Semiannual Report | See notes to financial statements. | 85

FRANKLIN CUSTODIAN FUNDS, INC.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

                                                   ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                    MARCH 31, 2006                          YEAR ENDED SEPTEMBER 30,
CLASS B                                               (UNAUDITED)           2005         2004         2003       2002        2001
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............      $    6.52        $   6.67     $   6.80     $   6.98   $   6.93    $   6.63
Income from investment operations:

  Net investment income a .......................           0.13            0.25         0.24         0.25       0.34        0.37 f

  Net realized and unrealized gains (losses) ....          (0.10)          (0.11)       (0.05)       (0.10)      0.09        0.33 f
                                                   --------------------------------------------------------------------------------
Total from investment operations ................           0.03            0.14         0.19         0.15       0.43        0.70
                                                   --------------------------------------------------------------------------------
Less distributions from net investment income ...          (0.14)          (0.29)       (0.32)       (0.33)     (0.38)      (0.40)
                                                   --------------------------------------------------------------------------------
Redemption fees .................................             -- c            -- c         -- c         --         --          --
                                                   --------------------------------------------------------------------------------
Net asset value, end of period ..................      $    6.41        $   6.52     $   6.67     $   6.80   $   6.98    $   6.93
                                                   ================================================================================

Total return b ..................................           0.45%           2.13%        2.92%        2.13%      6.37%      10.94%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............      $ 428,370        $478,788     $568,276     $678,814   $559,966    $225,517

Ratios to average net assets:

  Expenses ......................................           1.25% d,e       1.25% e      1.23%        1.23%      1.22%       1.22%

  Net investment income .........................           4.01% d         3.76%        3.56%        3.58%      4.95%       5.51% f

Portfolio turnover rate .........................          11.31%          29.14%       41.45%       66.96%     44.62%      19.18%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f Effective October 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income, as required. The effect of this change was as follows:

Net investment income per share ...................................... $(0.008)
Net realized and unrealized gains (losses) per share .................   0.008
Ratio of net investment income to average net assets .................   (0.11)%


86 | See notes to financial statements. | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

                                                   --------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                    MARCH 31, 2006                    YEAR ENDED SEPTEMBER 30,
CLASS C                                               (UNAUDITED)        2005         2004         2003         2002         2001
                                                   --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............     $   6.50       $   6.65     $   6.78     $   6.97     $   6.91     $   6.61
                                                   --------------------------------------------------------------------------------
Income from investment operations:

  Net investment income a .......................         0.13           0.25         0.24         0.25         0.34         0.37 f

  Net realized and unrealized gains (losses) ....        (0.10)         (0.11)       (0.05)       (0.11)        0.10         0.33 f
                                                   --------------------------------------------------------------------------------
Total from investment operations ................         0.03           0.14         0.19         0.14         0.44         0.70
                                                   --------------------------------------------------------------------------------
Less distributions from net investment income ...        (0.14)         (0.29)       (0.32)       (0.33)       (0.38)       (0.40)
                                                   --------------------------------------------------------------------------------
Redemption fees .................................           -- c           -- c         -- c         --           --           --
                                                   --------------------------------------------------------------------------------
Net asset value, end of period ..................     $   6.39       $   6.50     $   6.65     $   6.78     $   6.97     $   6.91
                                                   ================================================================================

Total return b ..................................         0.44%          2.14%        2.91%        2.00%        6.53%       10.96%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............     $454,818       $508,539     $597,451     $814,635     $803,049     $422,114

Ratios to average net assets:

  Expenses ......................................         1.24% d,e      1.25% e      1.23%        1.23%        1.21%        1.22%

  Net investment income .........................         4.02% d        3.76%        3.56%        3.58%        4.96%        5.55% f

Portfolio turnover rate .........................        11.31%         29.14%       41.45%       66.96%       44.62%       19.18%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f Effective October 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income, as required. The effect of this change was as follows:

Net investment income per share .....................................  $(0.008)
Net realized and unrealized gains (losses) per share ................    0.008
Ratio of net investment income to average net assets ................    (0.11)%


                     Semiannual Report | See notes to financial statements. | 87

FRANKLIN CUSTODIAN FUNDS, INC.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

                                                         ----------------------------------------------------------------------
                                                         SIX MONTHS ENDED
                                                          MARCH 31, 2006                   YEAR ENDED SEPTEMBER 30,
CLASS R                                                    (UNAUDITED)              2005         2004        2003        2002 f
                                                         ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..................       $  6.53            $  6.68      $  6.81     $  6.99      $  6.81
                                                         ----------------------------------------------------------------------

Income from investment operations:

  Net investment income a .............................          0.13               0.26         0.25        0.25         0.25

  Net realized and unrealized gains (losses) ..........         (0.10)             (0.11)       (0.05)      (0.09)        0.22
                                                         ----------------------------------------------------------------------
Total from investment operations ......................          0.03               0.15         0.20        0.16         0.47
                                                         ----------------------------------------------------------------------
Less distributions from net investment income .........         (0.14)             (0.30)       (0.33)      (0.34)       (0.29)
                                                         ----------------------------------------------------------------------
Redemption fees .......................................            -- c               -- c         -- c        --           --
                                                         ----------------------------------------------------------------------
Net asset value, end of period ........................       $  6.42            $  6.53      $  6.68     $  6.81      $  6.99
                                                         ======================================================================

Total return b ........................................          0.52%              2.29%        3.08%       2.29%        7.03%

Ratios/supplemental data

Net assets, end of period (000's) .....................       $64,896            $65,790      $59,431     $54,042      $14,042

Ratios to average net assets:

  Expenses ............................................          1.10% d,e          1.10% e      1.08%       1.08%        1.07% d

  Net investment income ...............................          4.16% d            3.91%        3.71%       3.73%        5.10% d

Portfolio turnover rate ...............................         11.31%             29.14%       41.45%      66.96%       44.62%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred s ales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f For the period January 1, 2002 (effective date) to September 30, 2002.


88 | See notes to financial statements. | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

                                                    ------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                     MARCH 31, 2006                     YEAR ENDED SEPTEMBER 30,
ADVISOR CLASS                                          (UNAUDITED)          2005         2004         2003        2002       2001
                                                    ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............       $   6.55        $   6.69     $   6.83     $   7.01    $   6.94    $  6.64
                                                    ------------------------------------------------------------------------------
Income from investment operations:

  Net investment income a .......................           0.15            0.29         0.28         0.29        0.38       0.43 f

  Net realized and unrealized gains (losses) ....          (0.11)          (0.10)       (0.06)       (0.10)       0.11       0.32 f
                                                    ------------------------------------------------------------------------------
Total from investment operations ................           0.04            0.19         0.22         0.19        0.49       0.75
                                                    ------------------------------------------------------------------------------
Less distributions from net investment income ...          (0.16)          (0.33)       (0.36)       (0.37)      (0.42)     (0.45)
                                                    ------------------------------------------------------------------------------
Redemption fees .................................             -- c            -- c         -- c         --          --         --
                                                    ------------------------------------------------------------------------------
Net asset value, end of period ..................       $   6.43        $   6.55     $   6.69     $   6.83    $   7.01    $  6.94
                                                    ===============================================================================

Total return b ..................................           0.62%           2.95%        3.42%        2.79%       7.33%     11.63%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............       $366,476        $334,681     $340,279     $308,411    $198,437    $19,960

Ratios to average net assets:

  Expenses ......................................           0.60% d,e       0.60% e      0.58%        0.58%       0.57%      0.57%

  Net investment income .........................           4.66% d         4.41%        4.21%        4.23%       5.60%      6.30% f

Portfolio turnover rate .........................          11.31%          29.14%       41.45%       66.96%      44.62%     19.18%



a Based on average daily shares outstanding.

b Amount is less than $0.01 per share.

c Total return is not annualized for periods less than one year.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f Effective October 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income, as required. The effect of this change was as follows:

Net investment income per share .....................................  $(0.008)
Net realized and unrealized gains (losses) per share ................    0.008
Ratio of net investment income to average net assets ................    (0.11)%


                     Semiannual Report | See notes to financial statements. | 89

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENT OF INVESTMENTS, MARCH 31, 2006 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN U.S. GOVERNMENT SECURITIES FUND                                            PRINCIPAL AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 97.3%
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 97.3%
  GNMA I GP 30 Year, 8.25%, 3/15/17 - 10/15/17 .................................        $      264,170        $      281,276
  GNMA I GP 30 Year, 9.25%, 5/15/16 - 12/15/16 .................................               431,234               467,278
  GNMA I GP 30 Year, 10.00%, 11/15/09 - 4/15/10 ................................               392,078               414,116
  GNMA I GP 30 Year, 10.25%, 6/15/18 - 5/15/20 .................................                12,965                14,266
  GNMA I GP 30 Year, 11.00%, 12/15/09 - 12/15/10 ...............................               777,968               833,602
  GNMA I GP 30 Year, 11.25%, 7/15/13 - 1/15/16 .................................               365,184               402,338
  GNMA I GP 30 Year, 11.50%, 2/15/13 - 6/15/13 .................................                62,987                69,248
  GNMA I GP 30 Year, 11.75%, 7/15/13 - 9/15/15 .................................                59,025                65,368
  GNMA I GP 30 Year, 12.00%, 3/15/11 - 12/15/12 ................................                23,969                26,370
  GNMA I GP 30 Year, 12.50%, 4/15/10 - 7/15/10 .................................                72,349                79,050
  GNMA I GP 30 Year, 12.75%, 5/15/14 ...........................................                 6,175                 6,817
  GNMA I SF 15 Year, 6.50%, 5/15/18 ............................................             3,810,363             3,910,976
a GNMA I SF 30 Year, 5.00%, 2/15/33 - 4/15/36 ..................................           806,205,928           782,074,022
  GNMA I SF 30 Year, 5.50%, 5/15/28 - 9/15/35 ..................................         1,409,059,227         1,396,634,407
  GNMA I SF 30 Year, 6.00%, 10/15/23 - 11/15/35 ................................           691,083,204           699,980,239
  GNMA I SF 30 Year, 6.50%, 5/15/23 - 2/15/34 ..................................           437,032,705           453,232,613
  GNMA I SF 30 Year, 6.75%, 3/15/26 - 4/15/26 ..................................                99,537               103,119
  GNMA I SF 30 Year, 7.00%, 10/15/09 - 9/15/32 .................................           299,406,408           312,136,758
  GNMA I SF 30 Year, 7.25%, 11/15/25 - 1/15/26 .................................               784,552               819,937
  GNMA I SF 30 Year, 7.50%, 7/15/16 - 8/15/32 ..................................            82,201,321            86,388,256
  GNMA I SF 30 Year, 7.70%, 12/15/20 -1/15/22 ..................................               810,063               857,989
  GNMA I SF 30 Year, 8.00%, 10/15/07 - 9/15/30 .................................            62,880,480            67,058,433
  GNMA I SF 30 Year, 8.25%, 3/15/27 - 11/15/27 .................................               149,674               160,224
  GNMA I SF 30 Year, 8.50%, 12/15/09 - 6/15/25 .................................            13,513,715            14,592,943
  GNMA I SF 30 Year, 9.00%, 11/15/08 - 7/15/23 .................................            17,498,064            18,866,824
  GNMA I SF 30 Year, 9.50%, 5/15/09 - 1/15/23 ..................................            10,929,085            11,942,813
  GNMA I SF 30 Year, 10.00%, 4/15/12 - 3/15/25 .................................            13,300,666            14,691,094
  GNMA I SF 30 Year, 10.50%, 12/15/09 - 10/15/21 ...............................             9,942,254            11,027,142
  GNMA I SF 30 Year, 11.00%, 11/15/09 - 5/15/21 ................................             9,699,237            10,629,865
  GNMA I SF 30 Year, 11.50%, 3/15/13 - 12/15/17 ................................             2,252,016             2,496,187
  GNMA I SF 30 Year, 12.00%, 5/15/11 - 1/15/18 .................................            11,052,764            12,375,818
  GNMA I SF 30 Year, 12.50%, 4/15/10 - 8/15/18 .................................            10,101,549            11,170,352
  GNMA I SF 30 Year, 13.00%, 7/15/10 - 1/15/16 .................................            11,098,353            12,359,522
  GNMA II GP 30 Year, 8.75%, 3/20/17 - 7/20/17 .................................                72,546                77,226
  GNMA II GP 30 Year, 11.50%, 8/20/13 ..........................................                17,716                19,409
  GNMA II SF 30 Year, 4.50%, 5/20/33 - 10/20/34 ................................            49,657,359            46,309,376
  GNMA II SF 30 Year, 5.00%, 7/20/33 - 3/20/36 .................................           322,642,613           311,681,962
  GNMA II SF 30 Year, 5.00%, 9/20/33 ...........................................           350,564,139           338,887,994
  GNMA II SF 30 Year, 5.00%, 10/20/33 ..........................................            73,668,106            71,209,927
  GNMA II SF 30 Year, 5.50%, 6/20/34 ...........................................            94,079,654            92,957,168
  GNMA II SF 30 Year, 5.50%, 7/20/34 - 2/20/36 .................................           326,025,551           322,061,964
  GNMA II SF 30 Year, 5.50%, 12/20/34 ..........................................           285,554,369           282,147,354
  GNMA II SF 30 Year, 5.50%, 1/20/35 ...........................................           114,650,429           113,250,202
  GNMA II SF 30 Year, 5.50%, 2/20/35 ...........................................           143,317,787           141,567,445
  GNMA II SF 30 Year, 5.50%, 6/20/35 ...........................................            80,884,541            79,896,698
  GNMA II SF 30 Year, 6.00%, 10/20/23 - 3/20/36 ................................           388,511,217           391,947,710
  GNMA II SF 30 Year, 6.00%, 6/20/34 ...........................................            71,426,416            72,075,298


90 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN U.S. GOVERNMENT SECURITIES FUND                                            PRINCIPAL AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES (CONTINUED)
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE (CONTINUED)
  GNMA II SF 30 Year, 6.00%, 9/20/34 ...........................................        $   94,162,981        $   95,016,749
  GNMA II SF 30 Year, 6.00%, 11/20/35 ..........................................            80,463,264            81,187,159
  GNMA II SF 30 Year, 6.50%, 6/20/24 - 7/20/35 .................................           160,452,824           164,805,236
  GNMA II SF 30 Year, 7.00%, 2/20/28 - 7/20/33 .................................            85,912,505            88,934,171
  GNMA II SF 30 Year, 7.50%, 10/20/22 - 4/20/32 ................................            11,096,880            11,575,607
  GNMA II SF 30 Year, 8.00%, 8/20/16 - 6/20/30 .................................             5,382,093             5,727,116
  GNMA II SF 30 Year, 8.50%, 4/20/16 - 6/20/25 .................................             2,578,696             2,772,521
  GNMA II SF 30 Year, 9.00%, 7/20/16 - 11/20/21 ................................               830,383               893,180
  GNMA II SF 30 Year, 9.50%, 8/20/17 - 4/20/25 .................................               496,936               545,505
  GNMA II SF 30 Year, 10.00%, 8/20/15 - 3/20/21 ................................             1,057,941             1,164,972
  GNMA II SF 30 Year, 10.50%, 9/20/13 - 3/20/21 ................................             2,913,586             3,217,704
  GNMA II SF 30 Year, 11.00%, 8/20/13 - 1/20/21 ................................               441,741               487,630
  GNMA II SF 30 Year, 11.50%, 9/20/13 - 2/20/18 ................................               221,719               246,669
  GNMA II SF 30 Year, 12.00%, 9/20/13 - 2/20/16 ................................               513,167               571,623
  GNMA II SF 30 Year, 12.50%, 10/20/13 - 11/20/15 ..............................               347,925               385,046
  GNMA II SF 30 Year, 13.00%, 10/20/13 - 9/20/15 ...............................               322,373               358,800
                                                                                                              --------------
  TOTAL MORTGAGE-BACKED SECURITIES (COST $6,733,675,478) .......................                               6,648,148,683
                                                                                                              --------------

                                                                                        ----------------
                                                                                             SHARES
                                                                                        ----------------
  SHORT TERM INVESTMENTS 2.7%
  MONEY MARKET FUND (COST $176,842,441) 2.6%
b Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.36% .........          176,842,441           176,842,441
                                                                                                              --------------
                                                                                        ----------------
                                                                                        PRINCIPAL AMOUNT
                                                                                        ----------------
  REPURCHASE AGREEMENT (COST $10,000,000) 0.1%
c Barclays Capital Inc., 4.400%, 4/03/06 (Maturity Value $10,003,667)
  Collateralized by dU.S. Treasury Bill, 6/01/06 ...............................            10,000,000            10,000,000
                                                                                                              --------------
  TOTAL SHORT TERM INVESTMENTS (COST $186,842,441) .............................                                 186,842,441
                                                                                                              --------------
  TOTAL INVESTMENTS (COST $6,920,517,919) 100.0% ...............................                               6,834,991,124
  OTHER ASSETS, LESS LIABILITIES 0.0% e ........................................                                   2,101,368
                                                                                                              --------------
  NET ASSETS 100.0% ............................................................                              $6,837,092,492
                                                                                                              ==============

See Selected Portfolio Abbreviations on page 100

a See Note 1(d) regarding securities purchased on a to-be-announced basis.

b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

c See Note 1(c) regarding repurchase agreement.

d The security is traded on a discount basis with no stated coupon rate.

e Rounds to less than 0.1% of net assets.


                     Semiannual Report | See notes to financial statements. | 91

FRANKLIN CUSTODIAN FUNDS, INC.

FINANCIAL HIGHLIGHTS

FRANKLIN UTILITIES FUND

                                          ------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           MARCH 31, 2006                              YEAR ENDED SEPTEMBER 30,
CLASS A                                      (UNAUDITED)            2005           2004           2003          2002          2001
                                          ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

  Net asset value, beginning of period ..    $    12.59       $    10.16     $     8.80     $     7.96    $    10.02    $    10.89
                                             ---------------------------------------------------------------------------------------
  ncome from investment operations:

    Net investment income a .............          0.19             0.45           0.43           0.42          0.46          0.46

    Net realized and unrealized gains
     (losses) ...........................         (0.69)            2.42           1.33           0.85         (1.60)        (0.86)
                                             ---------------------------------------------------------------------------------------
  Total from investment operations ......         (0.50)            2.87           1.76           1.27         (1.14)        (0.40)
                                             ---------------------------------------------------------------------------------------
  Less distributions from:

  Net investment income .................         (0.21)           (0.44)         (0.40)         (0.43)        (0.45)        (0.45)

  Net realized gains ....................         (0.09)              --             --             --         (0.47)        (0.02)
                                             ---------------------------------------------------------------------------------------
  Total distributions ...................         (0.30)           (0.44)         (0.40)         (0.43)        (0.92)        (0.47)
                                             ---------------------------------------------------------------------------------------
  Redemption fees .......................            -- c             -- c           -- c           --            --            --
                                             ---------------------------------------------------------------------------------------
  Net asset value, end of period ........    $    11.79       $    12.59     $    10.16     $     8.80    $     7.96    $    10.02
                                             =======================================================================================

  Total return b ........................         (3.97)%          28.81%         20.40%         16.38%       (12.49)%       (4.03)%

  RATIOS/SUPPLEMENTAL DATA

  Net assets, end of period (000's) .....    $1,838,570       $1,986,034     $1,450,832     $1,259,886    $1,090,216    $1,349,027

  Ratios to average net assets:

    Expenses ............................          0.77% d,e        0.78% e        0.80%          0.83%         0.80%         0.79%

    Net investment income ...............          3.24% d          3.92%          4.49%          5.00%         4.87%         4.26%

  Portfolio turnover rate ...............          3.76%           13.53%         16.13%         25.81%        30.60%        34.03%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share. dAnnualized.

e Benefit of expense reduction is less than 0.01%.


92 | See notes to financial statements. | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

FRANKLIN UTILITIES FUND (CONTINUED)

                                                    --------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                     MARCH 31, 2006                      YEAR ENDED SEPTEMBER 30,
CLASS B                                                (UNAUDITED)        2005           2004        2003       2002          2001
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............     $  12.57       $  10.15       $   8.80     $  7.97    $ 10.02       $ 10.90
                                                    --------------------------------------------------------------------------------
Income from investment operations:

Net investment income a ..........................         0.16           0.39           0.38        0.37       0.41          0.41

Net realized and unrealized gains (losses) .......        (0.68)          2.42           1.33        0.85      (1.58)        (0.87)
                                                    --------------------------------------------------------------------------------
Total from investment operations .................        (0.52)          2.81           1.71        1.22      (1.17)        (0.46)
                                                    --------------------------------------------------------------------------------
Less distributions from:

  Net investment income ..........................        (0.18)         (0.39)         (0.36)      (0.39)     (0.41)        (0.40)

  Net realized gains .............................        (0.09)            --             --          --      (0.47)        (0.02)
                                                    --------------------------------------------------------------------------------
Total distributions ..............................        (0.27)         (0.39)         (0.36)      (0.39)     (0.88)        (0.42)
                                                    --------------------------------------------------------------------------------
Redemption fees ..................................           -- c           -- c           -- c        --         --            --
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ...................     $  11.78       $  12.57       $  10.15     $  8.80    $  7.97       $ 10.02
                                                    ================================================================================

Total return b ...................................        (4.14)%        28.11%         19.71%      15.88%    (12.88)%       (4.58)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................     $135,016       $154,277       $127,105     $95,321    $32,802       $15,212

Ratios to average net assets:

  Expenses .......................................         1.27% d,e      1.28% e        1.30%       1.34%      1.31%         1.30%

  Net investment income ..........................         2.74% d        3.42%          3.99%       4.49%      4.44%         3.74%

Portfolio turnover rate ..........................         3.76%         13.53%         16.13%      25.81%     30.60%        34.03%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 93

FRANKLIN CUSTODIAN FUNDS, INC.

FRANKLIN UTILITIES FUND (CONTINUED)

                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   MARCH 31, 2006                            YEAR ENDED SEPTEMBER 30,
CLASS C                                              (UNAUDITED)        2005           2004           2003        2002        2001
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........     $  12.55       $  10.13       $   8.78       $   7.95     $ 10.01     $ 10.88
                                                  ----------------------------------------------------------------------------------
Income from investment operations:

Net investment income a ........................         0.16           0.39           0.38           0.36        0.41        0.41

Net realized and unrealized gains (losses) .....        (0.68)          2.42           1.33           0.86       (1.59)      (0.87)
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............        (0.52)          2.81           1.71           1.22       (1.18)      (0.46)
                                                  ----------------------------------------------------------------------------------
Less distributions from:

  Net investment income ........................        (0.18)         (0.39)         (0.36)         (0.39)      (0.41)      (0.39)

  Net realized gains ...........................        (0.09)            --             --             --       (0.47)      (0.02)
                                                  ----------------------------------------------------------------------------------
Total distributions ............................        (0.27)         (0.39)         (0.36)         (0.39)      (0.88)      (0.41)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................           -- c           -- c           -- c           --          --          --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period .................     $  11.76       $  12.55       $  10.13       $   8.78     $  7.95     $ 10.01
                                                  ==================================================================================

Total return b .................................        (4.14)%        28.16%         19.76%         15.77%     (12.90)%     (4.50)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............     $379,011       $435,714       $283,747       $222,030     $67,428     $44,985

Ratios to average net assets:

  Expenses .....................................         1.26% d,e      1.28% e        1.30%          1.34%       1.29%       1.30%

  Net investment income ........................         2.75% d        3.42%          3.99%          4.49%       4.43%       3.76%

Portfolio turnover rate ........................         3.76%         13.53%         16.13%         25.81%      30.60%      34.03%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.


94 | See notes to financial statements. | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

FRANKLIN UTILITIES FUND (CONTINUED)

                                                      ------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       MARCH 31, 2006                       YEAR ENDED SEPTEMBER 30,
CLASS R                                                  (UNAUDITED)           2005            2004            2003        2002 f
                                                      ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............        $ 12.57          $ 10.15          $ 8.79          $ 7.96       $  9.81
                                                      ------------------------------------------------------------------------------
Income from investment operations:

  Net investment income a .........................           0.17             0.43            0.39            0.37          0.32

  Net realized and unrealized gains (losses) ......          (0.69)            2.40            1.34            0.86         (1.85)
                                                      ------------------------------------------------------------------------------
Total from investment operations ..................          (0.52)            2.83            1.73            1.23         (1.53)
                                                      ------------------------------------------------------------------------------
Less distributions from:

Net investment income .............................          (0.19)           (0.41)          (0.37)          (0.40)        (0.32)

Net realized gains ................................          (0.09)              --              --              --            --
                                                      ------------------------------------------------------------------------------
Total distributions ...............................          (0.28)           (0.41)          (0.37)          (0.40)        (0.32)
                                                      ------------------------------------------------------------------------------
Redemption fees ...................................             -- c             -- c            -- c            --            --
                                                      ------------------------------------------------------------------------------
Net asset value, end of period ....................        $ 11.77          $ 12.57          $10.15          $ 8.79       $  7.96
                                                      ==============================================================================

Total return b ....................................          (4.12)%          28.35%          20.02%          15.96%       (16.01)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................        $17,200          $14,649          $1,590          $1,142       $   142

Ratios to average net assets:

  Expenses ........................................           1.12% d,e        1.13% e         1.15%           1.19%         1.16% d

  Net investment income ...........................           2.89% d          3.57%           4.14%           4.64%         4.82% d

Portfolio turnover rate ...........................           3.76%           13.53%          16.13%          25.81%        30.60%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f For the period January 1, 2002 (effective date) to September 30, 2002.


                     Semiannual Report | See notes to financial statements. | 95

FRANKLIN CUSTODIAN FUNDS, INC.

FRANKLIN UTILITIES FUND (CONTINUED)

                                                   ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                     MARCH 31, 2006                       YEAR ENDED SEPTEMBER 30,
ADVISOR CLASS                                          (UNAUDITED)        2005          2004         2003         2002        2001
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............     $ 12.64       $  10.20       $  8.84      $  7.99     $  10.05      $10.92
                                                   ---------------------------------------------------------------------------------
Income from investment operations:

  Net investment income a .........................        0.20           0.48          0.44         0.42         0.47        0.48

  Net realized and unrealized gains (losses) ......       (0.69)          2.42          1.34         0.87        (1.60)      (0.87)
                                                   ---------------------------------------------------------------------------------
Total from investment operations ..................       (0.49)          2.90          1.78         1.29        (1.13)      (0.39)
                                                   ---------------------------------------------------------------------------------
Less distributions from:

Net investment income .............................       (0.22)         (0.46)        (0.42)       (0.44)       (0.46)      (0.46)

Net realized gains ................................       (0.09)            --            --           --        (0.47)      (0.02)
                                                   ---------------------------------------------------------------------------------
Total distributions ...............................       (0.31)         (0.46)        (0.42)       (0.44)       (0.93)      (0.48)
                                                   ---------------------------------------------------------------------------------
Redemption fees ...................................          -- c           -- c          -- c         --           --          --
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ....................     $ 11.84       $  12.64       $ 10.20      $  8.84     $   7.99      $10.05
                                                   ---------------------------------------------------------------------------------

Total return b ....................................       (3.88)%        29.00%        20.48%       16.61%      (12.32)%     (3.89)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................     $83,053       $110,249       $51,586      $47,167     $ 15,664      $8,829

Ratios to average net assets:

  Expenses ........................................        0.62% d,e      0.63% e       0.65%        0.69%        0.66%       0.65%

  Net investment income ...........................        3.39% d        4.07%         4.64%        5.14%        5.07%       4.39%

Portfolio turnover rate ...........................        3.76%         13.53%        16.13%       25.81%       30.60%      34.03%

a Based on average daily shares outstanding.

b Total return is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.


96 | See notes to financial statements. | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENT OF INVESTMENTS, MARCH 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN UTILITIES FUND                                                          COUNTRY             SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 99.8%
  COMMON STOCKS 94.0%
  DIVERSIFIED TELECOMMUNICATION SERVICES 3.5%
  AT&T Inc. ...........................................................        United States         1,500,000        $   40,560,000
  Verizon Communications Inc. .........................................        United States         1,300,000            44,278,000
                                                                                                                      --------------
                                                                                                                          84,838,000
                                                                                                                      --------------
  ELECTRIC UTILITIES 78.1%
  Alliant Energy Corp. ................................................        United States         1,712,000            53,876,640
  Ameren Corp. ........................................................        United States         1,229,441            61,250,751
  American Electric Power Co. Inc. ....................................        United States         1,800,000            61,236,000
  CenterPoint Energy Inc. .............................................        United States         1,262,800            15,065,204
  Central Vermont Public Service Corp. ................................        United States           168,400             3,571,764
  Cinergy Corp. .......................................................        United States         2,100,000            95,361,000
  Consolidated Edison Inc. ............................................        United States           700,000            30,450,000
  Constellation Energy Group ..........................................        United States           200,000            10,942,000
  Dominion Resources Inc. .............................................        United States         1,600,000           110,448,000
  DTE Energy Co. ......................................................        United States           400,000            16,036,000
  Duke Energy Corp. ...................................................        United States         1,215,400            35,428,910
  Edison International ................................................        United States         2,000,000            82,360,000
  Energy East Corp. ...................................................        United States           800,000            19,440,000
  Entergy Corp. .......................................................        United States         1,750,000           120,645,000
  Exelon Corp. ........................................................        United States         2,200,000           116,380,000
  FirstEnergy Corp. ...................................................        United States         2,200,000           107,580,000
  FPL Group Inc. ......................................................        United States         2,200,000            88,308,000
  Hawaiian Electric Industries Inc. ...................................        United States           500,000            13,565,000
  ITC Holdings Corp. ..................................................        United States           581,000            15,251,250
  National Grid PLC ...................................................        United Kingdom        4,987,755            49,624,594
  Northeast Utilities .................................................        United States         1,971,500            38,503,395
  Pepco Holdings Inc. .................................................        United States         1,600,000            36,464,000
  PG&E Corp. ..........................................................        United States         2,100,000            81,690,000
  Pinnacle West Capital Corp. .........................................        United States           800,000            31,280,000
  PPL Corp. ...........................................................        United States         2,400,000            70,560,000
  Progress Energy Inc. ................................................        United States         1,600,000            70,368,000
  Public Service Enterprise Group Inc. ................................        United States         1,500,000            96,060,000
  Puget Energy Inc. ...................................................        United States         1,725,000            36,535,500
  Scottish Power PLC ..................................................        United Kingdom        3,000,000            30,316,669
a Sierra Pacific Resources ............................................        United States         3,472,473            47,954,852
  The Southern Co. ....................................................        United States         2,500,000            81,925,000
  TXU Corp. ...........................................................        United States           700,000            31,332,000
  United Utilities PLC ................................................        United Kingdom        5,000,000            59,860,661
  Westar Energy Inc. ..................................................        United States           900,000            18,729,000
  Wisconsin Energy Corp. ..............................................        United States         1,000,000            39,990,000
  Xcel Energy Inc. ....................................................        United States         2,082,200            37,791,930
                                                                                                                      --------------
                                                                                                                       1,916,181,120
                                                                                                                      --------------


                                                          Semiannual Report | 97

FRANKLIN CUSTODIAN FUNDS, INC.

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN UTILITIES FUND                                                        COUNTRY              SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  GAS DISTRIBUTORS 11.3%
  AGL Resources Inc. .................................................        United States          1,200,000        $   43,260,000
  Atmos Energy Corp. .................................................        United States          1,000,000            26,330,000
a Gaz de France ......................................................           France                544,033            19,669,047
  KeySpan Corp. ......................................................        United States            626,600            25,609,142
  NiSource Inc. ......................................................        United States          2,800,000            56,616,000
  ONEOK Inc. .........................................................        United States            500,000            16,125,000
  Questar Corp. ......................................................        United States            303,600            21,267,180
  Sempra Energy ......................................................        United States          1,000,000            46,460,000
  Vectren Corp. ......................................................        United States            800,000            21,104,000
                                                                                                                      --------------
                                                                                                                         276,440,369
                                                                                                                      --------------
  OIL & GAS PIPELINES 1.1%
  Kinder Morgan Inc. .................................................        United States            300,000            27,597,000
                                                                                                                      --------------
  TOTAL COMMON STOCKS (COST $1,698,327,997) ..........................                                                 2,305,056,489
                                                                                                                      --------------
  CONVERTIBLE PREFERRED STOCKS 1.3%
  ELECTRIC UTILITIES 1.3%
  CMS Energy Trust I, 7.75%, cvt. pfd ................................        United States            260,000            12,740,000
  PNM Resources Inc., 6.75%, cvt. pfd ................................        United States            400,000            19,550,000
                                                                                                                      --------------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $33,440,519) ..............                                                    32,290,000
                                                                                                                      --------------

                                                                                                ----------------
                                                                                                PRINCIPAL AMOUNT
                                                                                                ----------------
  BONDS 4.5%
  ELECTRIC UTILITIES 4.5%
  Aquila Inc., senior note,
     9.95%, 2/01/11 ..................................................        United States        $ 6,000,000             6,675,000
     8.27%, 11/15/21 .................................................        United States          6,100,000             6,191,500
  CMS Energy Corp., senior note, 9.875%, 10/15/07 ....................        United States          8,500,000             9,084,375
  MidAmerican Energy Holdings Co., senior note, 8.48%, 9/15/28 .......        United States         25,000,000            30,984,225
  Northeast Generation Co., senior note, 8.812%, 10/15/26 ............        United States          7,500,000             7,431,045
  PP&L Capital Funding, 8.375%, 6/15/07 ..............................        United States         15,000,000            15,429,720
  TXU Corp., senior note, 6.55%, 11/15/34 ............................        United States         40,000,000            36,297,840
                                                                                                                      --------------
  TOTAL BONDS (COST $108,005,488) ....................................                                                   112,093,705
                                                                                                                      --------------
  TOTAL LONG TERM INVESTMENTS (COST $1,839,774,004) ..................                                                 2,449,440,194
                                                                                                                      --------------


98 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

-----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN UTILITIES FUND                                                           COUNTRY           SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $3,856,827) 0.2%
  MONEY MARKET FUND 0.2%
b Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.36% .....     United States       3,856,827       $    3,856,827
                                                                                                                     --------------
  TOTAL INVESTMENTS (COST $1,843,630,831) 100.0% ...........................                                          2,453,297,021
  OTHER ASSETS, LESS LIABILITIES 0.0% c ....................................                                               (447,300)
                                                                                                                     --------------
  NET ASSETS 100.0% ........................................................                                         $2,452,849,721
                                                                                                                     ==============

a Non-income producing.

b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

c Rounds to less than 0.1% of net assets.


                     Semiannual Report | See notes to financial statements. | 99

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENT OF INVESTMENTS, MARCH 31, 2006 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

ADR    - American Depository Receipt
FHLMC  - Federal Home Loan Mortgage Corporation
FNMA   - Federal National Mortgage Association
FRN    - Floating Rate Note
GNMA   - Government National Mortgage Association
GP     - Graduated Payment
MTN    - Medium Term Notes
SF     - Single Family


100 | See notes to financial statements. | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2006 (unaudited)

                                                                             ------------------------------------------------------
                                                                               FRANKLIN           FRANKLIN             FRANKLIN
                                                                             DYNATECH FUND       GROWTH FUND          INCOME FUND
                                                                             ------------------------------------------------------
  Assets:
   Investments in securities:
     Cost - Unaffiliated issuers ........................................     $451,227,095      $  905,146,785      $38,165,566,427
     Cost - Non-controlled affiliated issuers (Note 10) .................               --                  --          203,358,265
     Cost - Sweep Money Fund (Note 7) ...................................        1,654,549          42,504,493          180,645,389
     Cost - Repurchase agreements .......................................       11,332,525                  --        1,017,405,043
                                                                              -----------------------------------------------------
     Total cost of investments ..........................................     $464,214,169      $  947,651,278      $39,566,975,124
                                                                              =====================================================
     Value - Unaffiliated issuers .......................................     $761,167,356      $2,372,451,280      $39,471,279,846
     Value - Non-controlled affiliated issuers (Note 10) ................               --                  --          919,526,515
     Value - Sweep Money Fund (Note 7) ..................................        1,654,549          42,504,493          180,645,389
     Value - Repurchase agreements ......................................       11,332,525                  --        1,017,405,043
                                                                              -----------------------------------------------------
     Total value of investments a .......................................      774,154,430       2,414,955,773       41,588,856,793
   Cash .................................................................               --              35,636                   --
   Receivables:
     Investment securities sold .........................................       11,702,481                  --          253,182,628
     Capital shares sold ................................................        1,020,099           2,701,417          124,386,515
     Dividends ..........................................................          300,597           1,487,839          387,780,822
                                                                              -----------------------------------------------------
        Total assets ....................................................      787,177,607       2,419,180,665       42,354,206,758
                                                                              -----------------------------------------------------
  Liabilities:
   Payables:
     Investment securities purchased ....................................        6,871,689                  --          660,639,041
     Capital shares redeemed ............................................        1,730,416           4,646,686           75,280,182
     Affiliates .........................................................          813,720           2,467,134           36,171,668
   Payable upon return of securities loaned .............................       11,332,525                  --                   --
   Deferred sales proceeds (Note 11) ....................................               --                  --           18,979,779
   Accrued expenses and other liabilities ...............................          308,867             773,495            6,144,311
                                                                              -----------------------------------------------------
        Total liabilities ...............................................       21,057,217           7,887,315          797,214,981
                                                                              -----------------------------------------------------
         Net assets, at value ...........................................     $766,120,390      $2,411,293,350      $41,556,991,777
                                                                              =====================================================
  Net assets consist of:
   Paid-in capital ......................................................     $535,112,859      $1,089,809,149      $39,113,741,429
   Undistributed net investment income (loss) ...........................       (1,344,461)             87,471                   --
   Distributions in excess of net investment income .....................               --                  --          (51,880,740)
   Net unrealized appreciation (depreciation) ...........................      309,940,261       1,467,304,495        2,021,881,669
   Accumulated net realized gain (loss) .................................      (77,588,269)       (145,907,765)         473,249,419
                                                                              -----------------------------------------------------
         Net assets, at value ...........................................     $766,120,390      $2,411,293,350      $41,556,991,777
                                                                              =====================================================

a Including securities loaned ...........................................     $ 11,741,000                  --                   --


                    Semiannual Report | See notes to financial statements. | 101

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

March 31, 2006 (unaudited)

                                                                          ----------------------------------------------------
                                                                            FRANKLIN           FRANKLIN            FRANKLIN
                                                                          DYNATECH FUND       GROWTH FUND        INCOME FUND
                                                                          ----------------------------------------------------
CLASS A:
 Net assets, at value ................................................     $665,175,041     $1,700,902,239     $23,576,919,301
                                                                           ===================================================
 Shares outstanding ..................................................       24,804,316         44,393,894       9,557,270,358
                                                                           ===================================================
 Net asset value per share a .........................................     $      26.82     $        38.31     $          2.47
                                                                           ===================================================
 Maximum offering price per share (net asset value per share / 94.25%,
  94.25% and 95.75%, respectively) ...................................     $      28.46     $        40.65     $          2.58
                                                                           ===================================================
CLASS B:
 Net assets, at value ................................................     $ 21,588,525     $  129,216,924     $ 3,718,146,471
                                                                           ===================================================
 Shares outstanding ..................................................          836,038          3,489,544       1,512,438,689
                                                                           ===================================================
 Net asset value and maximum offering price per share a ..............     $      25.82     $        37.03     $          2.46
                                                                           ===================================================
CLASS B1:
 Net assets, at value ................................................               --                 --     $   462,528,809
                                                                           ===================================================
 Shares outstanding ..................................................               --                 --         187,440,742
                                                                           ===================================================
 Net asset value and maximum offering price per share a ..............               --                 --     $          2.47
                                                                           ===================================================
CLASS C:
 Net assets, at value ................................................     $ 79,356,824     $  283,884,067     $10,695,121,166
                                                                           ===================================================
 Shares outstanding ..................................................        3,105,096          7,733,325       4,310,507,519
                                                                           ===================================================
 Net asset value and maximum offering price per share a ..............     $      25.56     $        36.71     $          2.48
                                                                           ===================================================
CLASS R:
 Net assets, at value ................................................               --     $   39,587,103     $   149,450,365
                                                                           ===================================================
 Shares outstanding ..................................................               --          1,039,911          61,121,412
                                                                           ===================================================
 Net asset value and maximum offering price per share a ..............               --     $        38.07     $          2.45
                                                                           ===================================================
ADVISOR CLASS:
 Net assets, at value ................................................               --     $  257,703,017     $ 2,954,825,665
                                                                           ===================================================
 Shares outstanding ..................................................               --          6,722,059       1,203,059,532
                                                                           ===================================================
 Net asset value and maximum offering price per share a ..............               --     $        38.34     $          2.46
                                                                           ===================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Funds.


102 | See notes to financial statements. | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2006 (unaudited)

                                                                                                 -----------------------------------
                                                                                                    FRANKLIN
                                                                                                 U.S. GOVERNMENT         FRANKLIN
                                                                                                 SECURITIES FUND     UTILITIES FUND
                                                                                                 -----------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..............................................................     $ 6,733,675,478      $1,839,774,004
  Cost - Sweep Money Fund (Note 7) .........................................................         176,842,441           3,856,827
  Cost - Repurchase agreements .............................................................          10,000,000                  --
                                                                                                 -----------------------------------
  Total cost of investments ................................................................     $ 6,920,517,919      $1,843,630,831
                                                                                                 ===================================
  Value - Unaffiliated issuers .............................................................     $ 6,648,148,683      $2,449,440,194
  Value - Sweep Money Fund (Note 7) ........................................................         176,842,441           3,856,827
  Value - Repurchase agreements ............................................................          10,000,000                  --
                                                                                                 -----------------------------------
  Total value of investments ...............................................................       6,834,991,124       2,453,297,021
Receivables:
  Investment securities sold ...............................................................          21,515,313           1,301,204
  Capital shares sold ......................................................................           3,875,757           2,012,883
  Interest .................................................................................          31,072,512           6,370,552
                                                                                                 -----------------------------------
        Total assets .......................................................................       6,891,454,706       2,462,981,660
                                                                                                 -----------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..........................................................          22,129,071                  --
  Capital shares redeemed ..................................................................          25,089,569           7,424,873
  Affiliates ...............................................................................           4,939,613           1,986,587
  Accrued expenses and other liabilities ...................................................           2,203,961             720,479
                                                                                                 -----------------------------------
        Total liabilities ..................................................................          54,362,214          10,131,939
                                                                                                 -----------------------------------
          Net assets, at value .............................................................     $ 6,837,092,492      $2,452,849,721
                                                                                                 ===================================
Net assets consist of:
 Paid-in capital ...........................................................................     $ 7,340,588,385      $1,813,593,363
 Undistributed net investment income (distributions in excess of net investment income) ....          (9,737,120)          3,466,491
 Net realized appreciation (depreciation) ..................................................         (85,526,795)        609,666,143
 Accumulated net realized gain (loss) ......................................................        (408,231,978)         26,123,724
                                                                                                 -----------------------------------
          Net assets, at value .............................................................     $ 6,837,092,492      $2,452,849,721
                                                                                                 ===================================


                    Semiannual Report | See notes to financial statements. | 103

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2006 (unaudited)

                                                                                             ---------------------------------------
                                                                                                FRANKLIN
                                                                                             U.S. GOVERNMENT             FRANKLIN
                                                                                             SECURITIES FUND          UTILITIES FUND
                                                                                             ---------------------------------------
CLASS A:
 Net assets, at value ..............................................................          $5,522,532,454          $1,838,569,600
                                                                                              ======================================
 Shares outstanding ................................................................             860,189,482             155,916,531
                                                                                              ======================================
 Net asset value per share a .......................................................          $         6.42          $        11.79
                                                                                              ======================================
 Maximum offering price per share (net asset value per share / 95.75%) .............          $         6.70          $        12.31
                                                                                              ======================================
CLASS B:
 Net assets, at value ..............................................................          $  428,370,175          $  135,016,016
                                                                                              ======================================
 Shares outstanding ................................................................              66,813,242              11,459,500
                                                                                              ======================================
 Net asset value and maximum offering price per share a ............................          $         6.41          $        11.78
                                                                                              ======================================
CLASS C:
 Net assets, at value ..............................................................          $  454,817,995          $  379,010,757
                                                                                              ======================================
 Shares outstanding ................................................................              71,157,725              32,232,702
                                                                                              ======================================
 Net asset value and maximum offering price per share a ............................          $         6.39          $        11.76
                                                                                              ======================================
CLASS R:
 Net assets, at value ..............................................................          $   64,896,190          $   17,200,150
                                                                                              ======================================
 Shares outstanding ................................................................              10,115,032               1,461,623
                                                                                              ======================================
 Net asset value and maximum offering price per share a ............................          $         6.42          $        11.77
                                                                                              ======================================
ADVISOR CLASS:
 Net assets, at value ..............................................................          $  366,475,678          $   83,053,198
                                                                                              ======================================
 Shares outstanding ................................................................              56,958,681               7,014,829
                                                                                              ======================================
 Net asset value and maximum offering price per share a ............................          $         6.43          $        11.84
                                                                                              ======================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Funds.


104 | See notes to financial statements. | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENTS OF OPERATIONS
for the six months ended ended March 31, 2006 (unaudited)

                                                                               -------------------------------------------------
                                                                                   FRANKLIN        FRANKLIN           FRANKLIN
                                                                                DYNATECH FUND    GROWTH FUND        INCOME FUND
                                                                               -------------------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers ....................................................    $  2,415,592    $ 13,095,082      $  423,349,307
  Non-controlled affiliated issuers (Note 10) .............................              --              --          14,803,162
  Sweep Money Fund (Note 7) ...............................................         120,782         433,495           3,303,778
 Interest:
  Unaffiliated issuers ....................................................              --              --         766,507,805
  Non-controlled affiliated issuers (Note 10) .............................              --              --           7,095,375
 Income from securities loaned - net ......................................         229,121              --                  --
                                                                               ------------------------------------------------
      Total investment income .............................................      2,765,495       13,528,577       1,215,059,427
                                                                               ------------------------------------------------
Expenses:
 Management fees (Note 3a) ................................................      1,826,765        5,302,318          78,570,563
 Distribution fees: (Note 3c)
  Class A .................................................................        826,136        2,020,190          17,000,091
  Class B .................................................................        102,827          627,572          18,595,404
  Class B1 ................................................................             --               --           1,512,354
  Class C .................................................................        383,496        1,370,927          33,267,080
  Class R .................................................................             --           85,032             336,725
 Transfer agent fees (Note 3e) ............................................        788,908        2,162,435          14,331,834
 Custodian fees (Note 4) ..................................................         14,954           32,991             418,064
 Reports to shareholders ..................................................        117,135          186,578           1,487,685
 Registration and filing fees .............................................         26,256           60,498             926,601
 Professional fees ........................................................         13,733           24,664             163,499
 Directors' fees and expenses .............................................          1,641            6,169              87,898
 Other ....................................................................          8,117           24,936             457,426
                                                                               ------------------------------------------------
      Total expenses ......................................................      4,109,968       11,904,310         167,155,224
      Expense reductions (Note 4) .........................................            (12)              (4)             (3,772)
      Expenses waived/paid by affiliates (Note 3f) ........................             --               --            (123,828)
                                                                               ------------------------------------------------
       Net expenses .......................................................      4,109,956       11,904,306         167,027,624
                                                                               ------------------------------------------------
        Net investment income (loss) ......................................     (1,344,461)       1,624,271       1,048,031,803
                                                                               ------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
   Unaffiliated Issuers ...................................................     15,774,379       66,104,641         500,520,738
   Non-controlled affiliated issuers (Note 10) ............................             --               --          45,577,782
  Foreign currency transactions ...........................................          1,178               --            (158,748)
                                                                               ------------------------------------------------
        Net realized gain (loss) ..........................................     15,775,557       66,104,641         545,939,772
                                                                               ------------------------------------------------
        Net change in unrealized appreciation (depreciation) on investments     37,482,336      154,807,804        (611,525,708)
                                                                               ------------------------------------------------
Net realized and unrealized gain (loss) ...................................     53,257,893      220,912,445         (65,585,936)
                                                                               ------------------------------------------------
Net increase (decrease) in net assets resulting from operations ...........    $51,913,432     $222,536,716      $  982,445,867
                                                                               ================================================


                    Semiannual Report | See notes to financial statements. | 105

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended ended March 31, 2006 (unaudited)

                                                                                          --------------------------------------
                                                                                            FRANKLIN
                                                                                          U.S. GOVERNMENT            FRANKLIN
                                                                                          SECURITIES FUND         UTILITIES FUND
                                                                                          --------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers ............................................................         $          --          $  44,858,505
  Sweep Money Fund (Note 7) .......................................................             3,307,756              1,292,444
 Interest .........................................................................           182,346,494              4,316,447
 Income from securities loaned - net ..............................................                    --                  8,430
                                                                                            ------------------------------------
        Total investment income ...................................................           185,654,250             50,475,826
                                                                                            ------------------------------------
Expenses:
 Management fees (Note 3a) ........................................................            15,690,641              5,784,420
 Distribution fees: (Note 3c)
  Class A .........................................................................             3,574,363              1,406,863
  Class B .........................................................................             1,469,535                458,394
  Class C .........................................................................             1,544,427              1,269,761
  Class R .........................................................................               162,901                 39,463
 Transfer agent fees (Note 3e) ....................................................             4,567,046              1,555,581
 Custodian fees (Note 4) ..........................................................                70,723                 44,946
 Reports to shareholders ..........................................................               397,249                229,950
 Registration and filing fees .....................................................                76,646                 83,130
 Professional fees ................................................................                51,556                 24,637
 Directors' fees and expenses .....................................................                18,592                 10,760
 Other ............................................................................               239,638                 33,417
                                                                                            ------------------------------------
        Total expenses ............................................................            27,863,317             10,941,322
        Expense reductions (Note 4) ...............................................               (10,178)                (3,350)
                                                                                            ------------------------------------
          Net expenses ............................................................            27,853,139             10,937,972
                                                                                            ------------------------------------
           Net investment income ..................................................           157,801,111             39,537,854
                                                                                            ------------------------------------
Realized and unrealized losses:
 Net realized gain (loss) from:
  Investments .....................................................................              (718,752)            39,294,121
  Foreign currency transactions ...................................................                    --                 61,898
                                                                                            ------------------------------------
           Net realized gain (loss) ...............................................              (718,752)            39,356,019
                                                                                            ------------------------------------
 Net change in unrealized appreciation (depreciation) on:
  Investments .....................................................................          (110,183,768)          (186,185,372)
  Translation of assets and liabilities denominated in foreign currencies .........                    --                    (47)
                                                                                            ------------------------------------
           Net change in unrealized appreciation (depreciation) ...................          (110,183,768)          (186,185,419)
                                                                                            ------------------------------------
Net realized and unrealized gain (loss) ...........................................          (110,902,520)          (146,829,400)
                                                                                            ------------------------------------
Net increase (decrease) in net assets resulting from operations ...................         $  46,898,591          $(107,291,546)
                                                                                            ====================================


106 | See notes to financial statements. | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                     -----------------------------------------------------------------------------
                                                               FRANKLIN DYNATECH FUND                 FRANKLIN GROWTH FUND
                                                     -----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                      MARCH 31, 2006       YEAR ENDED         MARCH 31, 2006        YEAR ENDED
                                                        (UNAUDITED)    SEPTEMBER 30, 2005       (UNAUDITED)     SEPTEMBER 30, 2005
                                                     -----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .................      $  (1,344,461)      $    (860,145)      $     1,624,271     $     6,147,997
  Net realized gain (loss) from
   investments and foreign currency
   transactions ................................         15,775,557            (905,096)           66,104,641          33,738,259
  Net change in unrealized appreciation
   (depreciation) on investments ...............         37,482,336          93,542,036           154,807,804         244,117,335
                                                      ---------------------------------------------------------------------------
      Net increase (decrease) in
        net assets resulting
        from operations ........................         51,913,432          91,776,795           222,536,716         284,003,591
                                                      ---------------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A .....................................                 --                  --            (2,878,763)         (3,882,872)
   Class R .....................................                 --                  --                (1,109)            (10,415)
   Advisor Class ...............................                 --                  --              (964,032)           (732,270)
                                                      ---------------------------------------------------------------------------
 Total distributions to shareholders ...........                 --                  --            (3,843,904)         (4,625,557)
                                                      ---------------------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A .....................................         (9,124,228)        (91,991,179)          (22,417,623)       (168,604,093)
   Class B .....................................            744,557          (1,613,902)           (6,511,641)        (13,722,938)
   Class C .....................................            768,980         (10,942,390)          (12,482,101)        (33,781,675)
   Class R .....................................                 --                  --             8,813,889           4,768,742
   Advisor Class ...............................                 --                  --            13,483,465          66,279,985
                                                      ---------------------------------------------------------------------------
 Total capital share transactions ..............         (7,610,691)       (104,547,471)          (19,114,011)       (145,059,979)
                                                      ---------------------------------------------------------------------------
 Redemption fees ...............................              1,682               1,039                 5,470              11,358
                                                      ---------------------------------------------------------------------------
      Net increase (decrease) in
        net assets .............................         44,304,423         (12,769,637)          199,584,271         134,329,413
Net assets:
 Beginning of period ...........................        721,815,967         734,585,604         2,211,709,079       2,077,379,666
                                                      ---------------------------------------------------------------------------
 End of period .................................      $ 766,120,390       $ 721,815,967       $ 2,411,293,350     $ 2,211,709,079
                                                      ===========================================================================
Undistributed net investment income (loss)
 included in net assets:
  End of period ................................      $  (1,344,461)      $          --       $        87,471     $     2,307,104
                                                      ===========================================================================


                    Semiannual Report | See notes to financial statements. | 107

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                   ---------------------------------------------------------------------------------
                                                                                                               FRANKLIN
                                                              FRANKLIN INCOME FUND                U.S. GOVERNMENT SECURITIES FUND
                                                   ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                           SIX MONTHS ENDED
                                                    MARCH 31, 2006         YEAR ENDED           MARCH 31, 2006        YEAR ENDED
                                                      (UNAUDITED)      SEPTEMBER 30, 2005        (UNAUDITED)      SEPTEMBER 30, 2005
                                                   ---------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................     $  1,048,031,803      $  1,736,884,708      $   157,801,111      $   320,563,601
  Net realized gain (loss) from investments
   and foreign currency transactions .........          545,939,772           408,724,204             (718,752)           3,270,275
  Net change in unrealized appreciation
   (depreciation) on investments .............         (611,525,708)          893,534,036         (110,183,768)        (126,557,362)
                                                   --------------------------------------------------------------------------------
      Net increase (decrease) in
       net assets resulting
       from operations .......................          982,445,867         3,039,142,948           46,898,591          197,276,514
                                                   --------------------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................         (679,215,107)       (1,104,437,012)        (138,217,903)        (302,745,166)
   Class B ...................................          (98,356,309)         (206,484,397)          (9,852,806)         (23,185,787)
   Class B1 ..................................          (13,116,646)          (28,826,258)                  --                   --
   Class C ...................................         (283,118,452)         (461,493,148)         (10,399,819)         (24,272,966)
   Class R ...................................           (3,826,836)           (5,706,119)          (1,439,889)          (2,810,550)
   Advisor Class .............................          (78,991,442)          (95,145,372)          (8,577,547)         (15,327,999)
  Net realized gains:
   Class A ...................................         (132,930,599)          (84,143,096)                  --                   --
   Class B ...................................          (22,601,208)          (19,751,225)                  --                   --
   Class B1 ..................................           (2,827,473)           (2,705,174)                  --                   --
   Class C ...................................          (60,547,408)          (37,975,944)                  --                   --
   Class R ...................................             (778,984)             (432,526)                  --                   --
   Advisor Class .............................          (14,814,566)           (5,808,100)                  --                   --
                                                   --------------------------------------------------------------------------------
 Total distributions to shareholders .........       (1,391,125,030)       (2,052,908,371)        (168,487,964)        (368,342,468)
                                                   --------------------------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A ...................................        1,871,831,945         6,640,381,449         (280,581,068)        (380,358,442)
   Class B ...................................         (154,830,584)          317,307,812          (42,602,206)         (77,684,862)
   Class B1 ..................................          (24,247,455)          (34,777,479)                  --                   --
   Class C ...................................          688,507,353         3,242,801,825          (45,416,708)         (76,479,175)
   Class R ...................................           28,281,896            46,237,588              218,349            7,779,886
   Advisor Class .............................          690,008,918         1,334,835,525           37,795,485            1,208,804
                                                   --------------------------------------------------------------------------------
 Total capital share transactions ............        3,099,552,073        11,546,786,720         (330,586,148)        (525,533,789)
                                                   --------------------------------------------------------------------------------
 Redemption fees .............................              178,758               173,429               19,548               31,088
                                                   --------------------------------------------------------------------------------
      Net increase (decrease) in
       net assets ............................        2,691,051,668        12,533,194,726         (452,155,973)        (696,568,655)
Net assets:
 Beginning of period .........................       38,865,940,109        26,332,745,383        7,289,248,465        7,985,817,120
                                                   --------------------------------------------------------------------------------
 End of period ...............................     $ 41,556,991,777      $ 38,865,940,109      $ 6,837,092,492      $ 7,289,248,465
                                                   ================================================================================
Undistributed net investment income
 (distributions in excess of net investment
 income) included in net assets:
  End of period ..............................     $    (51,880,740)     $    145,660,727      $    (9,737,120)     $       949,733
                                                   ================================================================================


108 | See notes to financial statements. | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                               -------------------------------------
                                                                                                      FRANKLIN UTILITIES FUND
                                                                                               -------------------------------------
                                                                                               SIX MONTHS ENDED
                                                                                                MARCH 31, 2006         YEAR ENDED
                                                                                                  (UNAUDITED)     SEPTEMBER 30, 2005
                                                                                               -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................     $    39,537,854      $    87,329,712
  Net realized gain (loss) from investments and foreign currency transactions ............          39,356,019           86,597,164
  Net change in unrealized appreciation (depreciation) on investments and translation of
    assets and liabilities denominated in foreign currencies .............................        (186,185,419)         395,798,703
                                                                                               ------------------------------------
        Net increase (decrease) in net assets resulting from operations ..................        (107,291,546)         569,725,579
                                                                                               ------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ..............................................................................         (32,965,331)         (65,898,832)
    Class B ..............................................................................          (2,125,318)          (4,861,315)
    Class C ..............................................................................          (5,980,202)         (12,160,417)
    Class R ..............................................................................            (258,606)            (210,458)
    Advisor Class ........................................................................          (1,613,835)          (3,309,596)
  Net realized gains:
    Class A ..............................................................................         (14,345,312)                  --
    Class B ..............................................................................          (1,090,928)                  --
    Class C ..............................................................................          (3,070,998)                  --
    Class R ..............................................................................            (117,357)                  --
    Advisor Class ........................................................................            (696,993)                  --
                                                                                               ------------------------------------
 Total distributions to shareholders .....................................................         (62,264,880)         (86,440,618)
                                                                                               ------------------------------------
 Capital share transactions: (Note 2)
    Class A ..............................................................................         (22,464,435)         175,567,341
    Class B ..............................................................................          (9,626,301)          (3,086,774)
    Class C ..............................................................................         (29,529,771)          76,710,176
    Class R ..............................................................................           3,517,000           11,865,292
    Advisor Class ........................................................................         (20,417,585)          41,716,286
                                                                                               ------------------------------------
 Total capital share transactions ........................................................         (78,521,092)         302,772,321
                                                                                               ------------------------------------
 Redemption fees .........................................................................               5,002                4,687
                                                                                               ------------------------------------
          Net increase (decrease) in net assets ..........................................        (248,072,516)         786,061,969
Net assets:
 Beginning of period .....................................................................       2,700,922,237        1,914,860,268
                                                                                               ------------------------------------
 End of period ...........................................................................     $ 2,452,849,721      $ 2,700,922,237
                                                                                               ====================================
Undistributed net investment income included in net assets:
 End of period ...........................................................................     $     3,466,491      $     6,871,929
                                                                                               ====================================


                    Semiannual Report | See notes to financial statements. | 109

FRANKLIN CUSTODIAN FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds, Inc. (the Custodian Funds) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of five series (the Funds). The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2005, Class B/B1 shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-------------------------------------------------------------------------------------------------------------
CLASS A, CLASS B              CLASS A, CLASS B, CLASS C,                     CLASS A, CLASS B, CLASS B1,
& CLASS C                     CLASS R & ADVISOR CLASS                        CLASS C, CLASS R & ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------
Franklin DynaTech Fund        Franklin Growth Fund                           Franklin Income Fund
                              Franklin U.S. Government Securities Fund
                              Franklin Utilities Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


110 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Custodian Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Custodian Funds' Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Custodian Funds' Board of Directors.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements. Repurchase agreements are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required


                                                         Semiannual Report | 111

FRANKLIN CUSTODIAN FUNDS, INC.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. REPURCHASE AGREEMENTS (CONTINUED)

to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The Funds may also enter into joint repurchase agreements whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. Repurchase agreements are valued at cost. At March 31, 2006, all repurchase agreements held by the funds had been entered into on that date.

D. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS

Certain Funds may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statements of Assets and Liabilities.

F. SECURITIES LENDING

Certain funds may loan securities to certain brokers through a securities lending agent for which they receive cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short term instruments as noted in the Statement of Investments. The fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the fund in the case of default of any securities borrower.


112 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Custodian Funds are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Custodian Funds. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.


                                                         Semiannual Report | 113

FRANKLIN CUSTODIAN FUNDS, INC.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. GUARANTEES AND INDEMNIFICATIONS

Under the Custodian Funds' organizational documents, their officers and directors are indemnified by the Custodian Funds against certain liabilities arising out of the performance of their duties to the Custodian Funds. Additionally, in the normal course of business, the Custodian Funds enter into contracts with service providers that contain general indemnification clauses. The Custodian Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Custodian Funds that have not yet occurred. However, based on experience, the Custodian Funds expect the risk of loss to be remote.

2. CAPITAL STOCK

At March 31, 2006, there were 44.2 billion shares of the Custodian Funds authorized ($0.01 par value) and allocated to the Funds as follows (in millions):

      ------------------------------------------------------------------------------------
                                                             FRANKLIN
         FRANKLIN          FRANKLIN         FRANKLIN      U.S. GOVERNMENT      FRANKLIN
      DYNATECH FUND      GROWTH FUND       INCOME FUND    SECURITIES FUND   UTILITIES FUND
      ------------------------------------------------------------------------------------
          1,000             3,250             28,400           8,000             3,550

Transactions in the Funds' shares were as follows:

                                                      ----------------------------------------------------------------
                                                          FRANKLIN DYNATECH FUND             FRANKLIN GROWTH FUND
                                                      ----------------------------------------------------------------
                                                        SHARES            AMOUNT           SHARES            AMOUNT
                                                      ----------------------------------------------------------------
CLASS A SHARES:
 Six months ended March 31, 2006
 Shares sold ................................          5,290,346      $ 139,431,940       3,145,492      $ 115,257,634
 Shares issued in reinvestment
   of distributions .........................                 --                 --          72,199          2,651,844
 Shares redeemed ............................         (5,650,629)      (148,556,168)     (3,836,582)      (140,327,101)
                                                      ----------------------------------------------------------------
 Net increase (decrease) ....................           (360,283)     $  (9,124,228)       (618,891)     $ (22,417,623)
                                                      ================================================================
Year ended September 30, 2005
 Shares sold ................................          5,939,499      $ 140,943,371       4,972,706      $ 165,487,177
 Shares issued in reinvestment
   of distributions .........................                 --                 --         106,686          3,548,371
 Shares redeemed ............................         (9,857,258)      (232,934,550)    (10,153,867)      (337,639,641)
                                                      ----------------------------------------------------------------
 Net increase (decrease) ....................         (3,917,759)     $ (91,991,179)     (5,074,475)     $(168,604,093)
                                                      ================================================================
CLASS B SHARES:
Six months ended March 31, 2006
 Shares sold ................................             87,569      $   2,234,170          82,337      $   2,932,915
 Shares redeemed ............................            (58,889)        (1,489,613)       (267,176)        (9,444,556)
                                                      ----------------------------------------------------------------
 Net increase (decrease) ....................             28,680      $     744,557        (184,839)     $  (6,511,641)
                                                      ================================================================


114 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

2. CAPITAL STOCK (CONTINUED)

                                                        --------------------------------------------------------------
                                                            FRANKLIN DYNATECH FUND            FRANKLIN GROWTH FUND
                                                        --------------------------------------------------------------
                                                          SHARES           AMOUNT           SHARES           AMOUNT
                                                        --------------------------------------------------------------
CLASS B SHARES: (CONTINUED)
Year ended September 30, 2005
 Shares sold ...............................              133,963      $  3,049,030         242,741       $  7,743,683
 Shares redeemed ...........................             (204,804)       (4,662,932)       (666,084)       (21,466,621)
                                                        --------------------------------------------------------------
 Net increase (decrease) ...................              (70,841)     $ (1,613,902)       (423,343)      $(13,722,938)
                                                        ==============================================================
CLASS C SHARES:
Six months ended March 31, 2006
 Shares sold ...............................              373,452      $  9,450,291         464,044       $ 16,283,486
 Shares redeemed ...........................             (347,468)       (8,681,311)       (822,301)       (28,765,587)
                                                        --------------------------------------------------------------
 Net increase (decrease) ...................               25,984      $    768,980        (358,257)      $(12,482,101)
                                                        ==============================================================
Year ended September 30, 2005
 Shares sold ...............................              482,114      $ 10,909,830         886,979       $ 28,487,942
 Shares redeemed ...........................             (969,317)      (21,852,220)     (1,948,771)       (62,269,617)
                                                        --------------------------------------------------------------
 Net increase (decrease) ...................             (487,203)     $(10,942,390)     (1,061,792)      $(33,781,675)
                                                        ==============================================================
CLASS R SHARES:
Six months ended March 31, 2006
 Shares sold ...............................                                                548,170       $ 20,195,703
 Shares issued in reinvestment
  of distributions .........................                                                     30              1,108
 Shares redeemed ...........................                                               (312,590)       (11,382,922)
                                                                                         -----------------------------
 Net increase (decrease) ...................                                                235,610       $  8,813,889
                                                                                         =============================
Year ended September 30, 2005
 Shares sold ...............................                                                301,713       $  9,964,493
 Shares issued in reinvestment
  of distributions .........................                                                    313             10,387
 Shares redeemed ...........................                                               (157,760)        (5,206,138)
                                                                                         -----------------------------
 Net increase (decrease) ...................                                                144,266       $  4,768,742
                                                                                         =============================
ADVISOR CLASS SHARES:
Six months ended March 31, 2006
 Shares sold ...............................                                              1,350,476       $ 49,316,752
 Shares issued in reinvestment
  of distributions .........................                                                 23,979            880,512
 Shares redeemed ...........................                                             (1,008,465)       (36,713,799)
                                                                                         -----------------------------
 Net increase (decrease) ...................                                                365,990       $ 13,483,465
                                                                                         =============================
Year ended September 30, 2005
 Shares sold ...............................                                              2,738,052       $ 91,354,618
 Shares issued in reinvestment
  of distributions .........................                                                 21,696            721,407
 Shares redeemed ...........................                                               (756,109)       (25,796,040)
                                                                                         -----------------------------
 Net increase (decrease) ...................                                              2,003,639       $ 66,279,985
                                                                                         =============================


                                                         Semiannual Report | 115

FRANKLIN CUSTODIAN FUNDS, INC.

2. CAPITAL STOCK (CONTINUED)

                                                 ------------------------------------------------------------------------------
                                                                                                 FRANKLIN U.S. GOVERNMENT
                                                          FRANKLIN INCOME FUND                        SECURITIES FUND
                                                 ------------------------------------------------------------------------------
                                                     SHARES                AMOUNT               SHARES               AMOUNT
                                                 ------------------------------------------------------------------------------
CLASS A SHARES:
Six months ended March 31, 2006
 Shares sold ...........................         1,357,142,604        $ 3,289,830,395         37,823,540        $   244,979,029
 Shares issued in reinvestment
  of distributions .....................           229,051,296            554,430,197         13,728,740             88,754,506
 Shares redeemed .......................          (813,142,556)        (1,972,428,647)       (94,851,839)          (614,314,603)
                                                 ------------------------------------------------------------------------------
 Net increase (decrease) ...............           773,051,344        $ 1,871,831,945        (43,299,559)       $  (280,581,068)
                                                 ==============================================================================
Year ended September 30, 2005
 Shares sold ...........................         3,233,548,786        $ 7,991,126,134         80,655,804        $   532,927,988
 Shares issued on merger
  (Note 12) ............................            22,580,678             57,129,115                 --                     --
 Shares issued in reinvestment
  of distributions .....................           310,204,492            763,747,314         29,003,758            191,550,552
 Shares redeemed .......................          (879,645,185)        (2,171,621,114)      (167,123,344)        (1,104,836,982)
                                                 ------------------------------------------------------------------------------
 Net increase (decrease) ...............         2,686,688,771        $ 6,640,381,449        (57,463,782)       $  (380,358,442)
                                                 ==============================================================================
CLASS B SHARES:
Six months ended March 31, 2006
 Shares sold ...........................            12,430,066        $    30,015,075            815,328        $     5,275,399
 Shares issued in reinvestment
  of distributions .....................            32,807,752             79,076,887          1,068,261              6,902,585
 Shares redeemed .......................          (109,146,923)          (263,922,546)        (8,470,911)           (54,780,190)
                                                 ------------------------------------------------------------------------------
 Net increase (decrease) ...............           (63,909,105)       $  (154,830,584)        (6,587,322)       $   (42,602,206)
                                                 ==============================================================================
Year ended September 30, 2005
 Shares sold ...........................           216,067,791        $   530,027,930          2,734,327        $    18,126,694
 Shares issued in reinvestment
  of distributions .....................            58,417,660            143,410,552          2,446,399             16,142,982
 Shares redeemed .......................          (144,791,444)          (356,130,670)       (16,950,873)          (111,954,538)
                                                 ------------------------------------------------------------------------------
 Net increase (decrease) ...............           129,694,007        $   317,307,812        (11,770,147)       $   (77,684,862)
                                                 ==============================================================================
CLASS B1 SHARES:
Six months ended March 31, 2006
 Shares sold ...........................               582,483        $     1,417,988
 Shares issued in reinvestment
  of distributions .....................             3,861,773              9,340,391
 Shares redeemed .......................           (14,426,822)           (35,005,834)
                                                 ------------------------------------
 Net increase (decrease) ...............            (9,982,566)       $   (24,247,455)
                                                 ====================================
Year ended September 30, 2005
 Shares sold ...........................             2,378,752        $     5,860,213
 Shares issued in reinvestment
  of distributions .....................             7,165,232             17,644,463
 Shares redeemed .......................           (23,606,754)           (58,282,155)
                                                 ------------------------------------
 Net increase (decrease) ...............           (14,062,770)       $   (34,777,479)
                                                 ====================================


116 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

2. CAPITAL STOCK (CONTINUED)

                                                 ----------------------------------------------------------------------------------
                                                                                                      FRANKLIN U.S. GOVERNMENT
                                                           FRANKLIN INCOME FUND                            SECURITIES FUND
                                                 ----------------------------------------------------------------------------------
                                                      SHARES               AMOUNT                   SHARES               AMOUNT
                                                 ----------------------------------------------------------------------------------
CLASS C SHARES:
Six months ended March 31, 2006
 Shares sold ...........................           566,391,740        $ 1,381,213,208              4,524,599        $    29,185,538
 Shares issued in reinvestment
  of distributions .....................            92,791,777            225,951,361              1,078,042              6,944,258
 Shares redeemed .......................          (376,519,882)          (918,657,216)           (12,646,112)           (81,546,504)
                                                 ----------------------------------------------------------------------------------
 Net increase (decrease) ...............           282,663,635        $   688,507,353             (7,043,471)       $   (45,416,708)
                                                 ==================================================================================
Year ended September 30, 2005
 Shares sold ...........................         1,587,994,257        $ 3,945,015,780             11,343,153        $    74,643,597
 Shares issued in reinvestment
  of distributions .....................           128,622,410            318,755,436              2,413,285             15,876,049
 Shares redeemed .......................          (411,346,115)        (1,020,969,391)           (25,359,338)          (166,998,821)
                                                 ==================================================================================
 Net increase (decrease) ...............         1,305,270,552        $ 3,242,801,825            (11,602,900)       $   (76,479,175)
                                                 ==================================================================================
CLASS R SHARES:
Six months ended March 31, 2006
 Shares sold ...........................            18,590,186        $    44,779,754              1,575,419        $    10,203,858
 Shares issued in reinvestment
  of distributions .....................             1,787,791              4,293,949                218,505              1,412,300
 Shares redeemed .......................            (8,620,497)           (20,791,807)            (1,758,697)           (11,397,809)
                                                 ==================================================================================
 Net increase (decrease) ...............            11,757,480        $    28,281,896                 35,227        $       218,349
                                                 ==================================================================================
Year ended September 30, 2005
 Shares sold ...........................            26,352,002        $    64,518,265              4,180,818        $    27,602,806
 Shares issued in reinvestment
  of distributions .....................             2,379,605              5,812,421                421,527              2,782,416
 Shares redeemed .......................            (9,872,431)           (24,093,098)            (3,423,452)           (22,605,336)
                                                 ==================================================================================
 Net increase (decrease) ...............            18,859,176        $    46,237,588              1,178,893        $     7,779,886
                                                 ==================================================================================
ADVISOR CLASS SHARES:
Six months ended March 31, 2006
 Shares sold ...........................           281,309,560        $   678,383,877             11,145,619        $    72,315,626
 Shares issued in reinvestment
  of distributions .....................            37,324,983             90,047,993              1,182,917              7,666,655
 Shares redeemed .......................           (32,689,002)           (78,422,952)            (6,499,727)           (42,186,796)
                                                 ==================================================================================
 Net increase (decrease) ...............           285,945,541        $   690,008,918              5,828,809        $    37,795,485
                                                 ==================================================================================
Year ended September 30, 2005
 Shares sold ...........................           525,718,339        $ 1,292,792,031             13,517,268        $    89,567,508
 Shares issued in reinvestment
  of distributions .....................            38,816,130             95,287,128              1,992,298             13,178,931
 Shares redeemed .......................           (21,661,227)           (53,243,634)           (15,208,235)          (101,537,635)
                                                 ==================================================================================
 Net increase (decrease) ...............           542,873,242        $ 1,334,835,525                301,331        $     1,208,804
                                                 ==================================================================================


                                                         Semiannual Report | 117

FRANKLIN CUSTODIAN FUNDS, INC.

2. CAPITAL STOCK (CONTINUED)

                                                               ---------------------------------
                                                                    FRANKLIN UTILITIES FUND
                                                               ---------------------------------
                                                                 SHARES               AMOUNT
                                                               ---------------------------------
CLASS A SHARES:
Six months ended March 31, 2006
 Shares sold ..............................................     12,587,757         $ 150,420,375
 Shares issued in reinvestment of distributions ...........      3,053,268            36,337,531
 Shares redeemed ..........................................    (17,522,460)         (209,222,341)
                                                               ---------------------------------
 Net increase (decrease) ..................................     (1,881,435)        $ (22,464,435)
                                                               =================================
Year ended September 30, 2005
 Shares sold ..............................................     34,569,804         $ 400,170,506
 Shares issued in reinvestment of distributions ...........      4,305,025            49,165,990
 Shares redeemed ..........................................    (23,851,552)         (273,769,155)
                                                               ---------------------------------
 Net increase (decrease) ..................................     15,023,277         $ 175,567,341
                                                               =================================
CLASS B SHARES:
Six months ended March 31, 2006
 Shares sold ..............................................        281,085         $   3,365,922
 Shares issued in reinvestment of distributions ...........        151,043             1,795,116
 Shares redeemed ..........................................     (1,241,232)          (14,787,339)
                                                               ---------------------------------
 Net increase (decrease) ..................................       (809,104)        $  (9,626,301)
                                                               =================================
Year ended September 30, 2005
 Shares sold ..............................................      1,759,896         $  19,743,236
 Shares issued in reinvestment of distributions ...........        224,565             2,562,564
 Shares redeemed ..........................................     (2,233,960)          (25,392,574)
                                                               ---------------------------------
 Net increase (decrease) ..................................       (249,499)        $  (3,086,774)
                                                               =================================
CLASS C SHARES:
Six months ended March 31, 2006
 Shares sold ..............................................      2,540,294         $  30,235,072
 Shares issued in reinvestment of distributions ...........        375,638             4,455,243
 Shares redeemed ..........................................     (5,399,774)          (64,220,086)
                                                               ---------------------------------
 Net increase (decrease) ..................................     (2,483,842)        $ (29,529,771)
                                                               =================================
Year ended September 30, 2005
 Shares sold ..............................................     12,226,563         $ 139,657,945
 Shares issued in reinvestment of distributions ...........        495,205             5,658,566
 Shares redeemed ..........................................     (6,002,579)          (68,606,335)
                                                               ---------------------------------
 Net increase (decrease) ..................................      6,719,189         $  76,710,176
                                                               =================================
CLASS R SHARES:
Six months ended March 31, 2006
 Shares sold ..............................................        670,279         $   7,994,509
 Shares issued in reinvestment of distributions ...........         30,852               366,802
 Shares redeemed ..........................................       (405,293)           (4,844,311)
                                                               ---------------------------------
 Net increase (decrease) ..................................        295,838         $   3,517,000
                                                               =================================
Year ended September 30, 2005
 Shares sold ..............................................      1,167,612         $  13,713,510
 Shares issued in reinvestment of distributions ...........         17,357               204,087
 Shares redeemed ..........................................       (175,789)           (2,052,305)
                                                               ---------------------------------
 Net increase (decrease) ..................................      1,009,180         $  11,865,292
                                                               =================================


118 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

2. CAPITAL STOCK (CONTINUED)

                                                           -------------------------------
                                                               FRANKLIN UTILITIES FUND
                                                           -------------------------------
                                                              SHARES             AMOUNT
                                                           -------------------------------
ADVISOR CLASS SHARES:
Six months ended March 31, 2006
 Shares sold ...........................................       760,806        $  9,177,936
 Shares issued in reinvestment of distributions ........       164,902           1,969,134
 Shares redeemed .......................................    (2,636,426)        (31,564,655)
                                                           -------------------------------
 Net increase (decrease) ...............................    (1,710,718)       $(20,417,585)
                                                           ===============================
Year ended September 30, 2005
 Shares sold ...........................................     5,741,424        $ 65,649,487
 Shares issued in reinvestment of distributions ........       243,650           2,814,290
 Shares redeemed .......................................    (2,316,860)        (26,747,491)
                                                           -------------------------------
 Net increase (decrease) ...............................     3,668,214        $ 41,716,286
                                                           ===============================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Custodian Funds are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------------------------
SUBSIDIARY                                                                     AFFILIATION
--------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                             Investment manager
Franklin Investment Advisory Services, LLC (Investment Advisory)               Investment manager
Franklin Templeton Services, LLC (FT Services)                                 Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                           Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)                  Transfer agent

A. MANAGEMENT FEES

The Funds, except the Franklin Income Fund and Franklin Growth Fund, pay an investment management fee to Advisers, and the Franklin Growth Fund pays an investment management fee to Investment Advisory, based on the month-end net assets of each of the funds as follows:

----------------------------------------------------------------------------------
ANNUALIZED FEE RATE           NET ASSETS
----------------------------------------------------------------------------------
      0.625%                  Up to and including $100 million
      0.500%                  Over $100 million, up to and including $250 million
      0.450%                  Over $250 million, up to and including $10 billion
      0.440%                  Over $10 billion, up to and including $12.5 billion
      0.420%                  Over $12.5 billion, up to and including $15 billion
      0.400%                  Over $15 billion, up to and including $17.5 billion
      0.380%                  Over $17.5 billion, up to and including $20.0 billion
      0.360%                  In excess of $20 billion


                                                         Semiannual Report | 119

FRANKLIN CUSTODIAN FUNDS, INC.

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

Effective March 15, 2006, the Franklin Income Fund pays an investment management fee to Advisers based on the month-end net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
      0.625%             Up to and including $100 million
      0.500%             Over $100 million, up to and including $250 million
      0.450%             Over $250 million, up to and including $10 billion
      0.440%             Over $10 billion, up to and including $ 12.5 billion
      0.420%             Over $ 12.5 billion, up to and including $15 billion
      0.400%             Over $15 billion, up to and including $ 17.5 billion
      0.380%             Over $17.5 billion, up to and including $20 billion
      0.360%             Over $20 billion, up to and including $35 billion
      0.355%             Over $35 billion, up to and including $50 billion
      0.350%             In excess of $50 billion

Prior to March 15, 2006, an annualized fee rate of 0.36% was applicable to net assets in excess of $20 billion.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Custodian Funds' Board of Directors has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the sale and distribution of each Fund's shares up to a certain percentage per year of their average daily net assets as follows:

                           ----------------------------------------------------------------
                                                                  FRANKLIN
                           FRANKLIN    FRANKLIN    FRANKLIN    U.S. GOVERNMENT    FRANKLIN
                           DYNATECH     GROWTH      INCOME       SECURITIES       UTILITIES
                             FUND        FUND        FUND           FUND             FUND
                           ----------------------------------------------------------------
Class A ...............      0.25%       0.25%       0.15%          0.15%            0.15%

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


120 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

Under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the sale and distribution of each Fund's shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                            -----------------------------------------------------------------
                                                                                    FRANKLIN
                                            FRANKLIN     FRANKLIN    FRANKLIN    U.S. GOVERNMENT    FRANKLIN
                                            DYNATECH      GROWTH      INCOME       SECURITIES       UTILITIES
                                              FUND         FUND        FUND           FUND            FUND
                                            -----------------------------------------------------------------
Class B ...........................           1.00%        1.00%       1.00%          0.65%           0.65%
Class B1 ..........................             --           --        0.65%            --              --
Class C ...........................           1.00%        1.00%       0.65%          0.65%           0.65%
Class R ...........................             --         0.50%       0.50%          0.50%           0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                             ------------------------------------
                                                             FRANKLIN    FRANKLIN      FRANKLIN
                                                             DYNATECH     GROWTH        INCOME
                                                               FUND        FUND          FUND
                                                             ------------------------------------
Net sales charges received a .....................           $79,505      335,967     $11,536,333
Contingent deferred sales charges retained .......           $21,647      108,657     $ 5,020,179

                                                              -----------------------------
                                                                 FRANKLIN
                                                              U.S. GOVERNMENT     FRANKLIN
                                                                SECURITIES        UTILITIES
                                                                    FUND             FUND
                                                              -----------------------------
Net sales charges received a ......................              $325,902          $197,797
Contingent deferred sales charges retained ........              $607,465          $152,818

a Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                          ----------------------------------------
                                                          FRANKLIN       FRANKLIN       FRANKLIN
                                                          DYNATECH        GROWTH          INCOME
                                                            FUND           FUND            FUND
                                                          ----------------------------------------
Transfer agent fees ...............................       $556,760      $1,685,264      $8,690,537

                                                          ---------------------------------
                                                              FRANKLIN
                                                          U.S. GOVERNMENT          FRANKLIN
                                                             SECURITIES           UTILITIES
                                                                 FUND               FUND
                                                          ---------------------------------
Transfer agent fees ...............................          $3,058,475           $983,216


                                                         Semiannual Report | 121

FRANKLIN CUSTODIAN FUNDS, INC.

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

Prior to March 15, 2006, Advisers had agreed in advance to voluntarily waive a portion of management fees for the Franklin Income Fund, as noted in the Statement of Operations, in the form of additional breakpoints based on month-end net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE           NET ASSETS
--------------------------------------------------------------------------------
       0.355%                 Over $35 billion, up to and including $50 billion
       0.350%                 In excess of $50 billion

Effective March 15, 2006, the waiver was discontinued.

G. OTHER AFFILIATED TRANSACTIONS

Included in professional fees are legal fees of $55,100 that were paid to a law firm in which a partner is an officer of the Custodian Funds.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended March 31, 2006, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

At September 30, 2005, the funds had tax basis capital losses which may be carried over to offset future capital gains, if any.

At September 30, 2005, the capital loss carryforwards were as follows:

                                                 ------------------------------------------------------------------
                                                                                                       FRANKLIN
                                                   FRANKLIN         FRANKLIN        FRANKLIN       U.S. GOVERNMENT
                                                   DYNATECH          GROWTH          INCOME           SECURITIES
                                                     FUND             FUND            FUND               FUND
                                                 ------------------------------------------------------------------
Capital loss carryforwards expiring in:
2006 .....................................       $        --      $         --    $       --         $ 28,279,472
2007 .....................................           677,592                --            --           18,954,412
2008 .....................................           394,928                --            --           21,105,846
2009 .....................................         1,170,048                --            --           46,256,951
2010 .....................................         6,843,771                --     4,507,154           11,768,551
2011 .....................................        47,180,600       172,953,217     4,348,077           33,556,845
2012 .....................................        21,838,085        39,052,129       496,170          129,102,166
2013 .....................................        14,781,620                --            --           74,283,298
                                                 ----------------------------------------------------------------
                                                 $92,886,644      $212,005,346    $9,351,401         $363,307,541
                                                 ================================================================


122 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

5. INCOME TAXES (CONTINUED)

For tax purposes, realized capital losses, realized currency losses, and ordinary income losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2005, the Franklin U.S. Government Securities Fund deferred realized capital losses of $44,205,685. At September 30, 2005, the Franklin DynaTech Fund, the Franklin Growth Fund and the Franklin Utilities Fund deferred realized currency losses of $3,804, $7,060 and $369,187, respectively. At September 30, 2005, the Franklin Income Fund and the Franklin Utilities Fund deferred ordinary income losses of $11,931,281 and $4,624,565, respectively.

At March 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                               ---------------------------------------------------
                                                                  FRANKLIN           FRANKLIN         FRANKLIN
                                                                  DYNATECH            GROWTH           INCOME
                                                                    FUND               FUND             FUND
                                                               ---------------------------------------------------
Cost of investments ..................................         $464,687,547      $  947,651,278    $39,581,362,236
                                                               ===================================================
Unrealized appreciation                                        $317,131,155      $1,473,544,596    $ 3,593,370,226
Unrealized depreciation ..............................           (7,664,272)         (6,240,101)    (1,585,875,669)
                                                               ---------------------------------------------------
Net unrealized appreciation (depreciation) ...........         $309,466,883      $1,467,304,495    $ 2,007,494,557
                                                               ===================================================

                                                                -------------------------------
                                                                   FRANKLIN
                                                                      U.S.
                                                                   GOVERNMENT       FRANKLIN
                                                                   SECURITIES       UTILITIES
                                                                      FUND            FUND
                                                                -------------------------------
Cost of investments ..................................          $6,920,517,919   $1,846,133,305
                                                                ===============================
Unrealized appreciation ..............................          $   39,910,846   $  632,176,347
Unrealized depreciation ..............................            (125,437,641)     (25,012,631)
                                                                -------------------------------
Net unrealized appreciation (depreciation) ...........          $  (85,526,795)  $  607,163,716
                                                                ===============================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses and bond discounts and premiums.


                                                         Semiannual Report | 123

FRANKLIN CUSTODIAN FUNDS, INC.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2006, were as follows:

                                                       -------------------------------------------------------
                                                         FRANKLIN           FRANKLIN              FRANKLIN
                                                         DYNATECH            GROWTH                INCOME
                                                           FUND               FUND                  FUND
                                                       -------------------------------------------------------
Purchases .............................                $88,790,410        $ 39,519,811         $10,361,518,523
Sales .................................                $99,927,812        $106,872,130         $ 6,870,076,991

                                                       -------------------------------
                                                          FRANKLIN
                                                       U.S. GOVERNMENT     FRANKLIN
                                                         SECURITIES        UTILITIES
                                                            FUND              FUND
                                                       -------------------------------
Purchases .............................                $771,040,598       $ 95,014,999
Sales .................................                $977,939,021       $183,463,554

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Income Fund has 37.06% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Franklin Income Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At March 31, 2006, the aggregate value of these securities was $1,118,250,230 representing 2.69% of fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.


124 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

9. RESTRICTED SECURITIES

At March 31, 2006, investments in securities included issues that are restricted under the Securities Act of 1933 (the 1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration, unless the sale is pursuant to an exemption under the 1933 Act.

At March 31, 2006, the Franklin Income Fund held investments in restricted securities, valued in accordance with procedures approved by the fund's Board of Directors as reflecting fair value, as follows:

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/                                                                     ACQUISITION
     SHARES        ISSUER                                                                 DATE                COST           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   75,000,000      Asia Pulp & Paper Co. Ltd., 12.00%, pfd., Perpetual .........    2/14/97 - 7/18/00     $57,833,250    $   817,500
  $   113,073      Pindo Deli Finance Mauritius Ltd., 144A, FRN, 5.664%,
                     4/29/15 ...................................................         4/30/05               26,274         25,509
  $   294,012      Pindo Deli Finance Mauritius Ltd., 144A, FRN, 5.664%,
                     4/29/18 ...................................................         4/30/05               68,317         66,329
  $   607,466      Pindo Deli Finance Mauritius Ltd., 144A, zero cpn.,
                     4/29/25 ...................................................         4/30/05              141,151        137,045
  $12,883,549      Tjiwi Kimia Finance Mauritius, secured note, 144A, FRN,
                     5.664%, 4/29/15 ...........................................         4/30/05            3,926,906      3,812,242
  $33,160,560      Tjiwi Kimia Finance Mauritius, secured note, 144A, FRN,
                     5.664%, 4/29/18 ...........................................         4/30/05           10,107,339      9,812,210
  $42,601,657      Tjiwi Kimia Finance Mauritius, secured note, 144A, zero cpn.,
                     4/29/25 ...................................................         4/30/05           12,984,985     12,605,830
                                                                                                                         -----------
                   TOTAL RESTRICTED SECURITIES (0.07% OF NET ASSETS) ...........                                         $27,276,665
                                                                                                                         ===========

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Income Fund at March 31, 2006 were as shown below.

-----------------------------------------------------------------------------------------------------------------------------------
                                       NUMBER OF                              NUMBER OF
                                        SHARES/                                SHARES/
                                       PRINCIPAL                              PRINCIPAL                                  REALIZED
                                        HELD AT                                 HELD AT       VALUE                       CAPITAL
                                       BEGINNING       GROSS        GROSS        END         AT END       INVESTMENT        GAIN
NAME OF ISSUER                         OF PERIOD     ADDITIONS   REDUCTIONS    OF PERIOD    OF PERIOD       INCOME         (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Aquila Inc. ......................    25,000,000            --   25,000,000            --            --            --    12,617,854
Aquila Inc., senior note,
  14.875%, 7/01/12 ...............    95,400,000            --           --    95,400,000             a     7,095,375            --
Canadian Oil Sands Trust .........     5,600,000            --      300,000     5,300,000   760,676,515    11,893,912    32,959,928
Puget Energy Inc. ................     4,137,000     3,363,000           --     7,500,000   158,850,000     2,909,250            --
                                                                                           ----------------------------------------
                                       TOTAL AFFILIATED SECURITIES
                                           (2.21% of Net Assets)                           $919,526,515   $21,898,537   $45,577,782
                                                                                           ========================================

a As of March 31, 2006, no longer an affiliate.


                                                         Semiannual Report | 125

FRANKLIN CUSTODIAN FUNDS, INC.

11. OTHER CONSIDERATIONS

Directors or employees Franklin Advisers, Inc., as the Franklin Income Fund's Investment Manager, may serve as members of various bondholders' steering committees, on credit committees, or may represent the Fund in certain corporate negotiations. At March 31, 2006, such individuals serve in one or more of these capacities for Calpine Corp. and Calpine Canada Energy Finance. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Franklin Income Fund's Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws.

Subject to certain terms and conditions, the Franklin Income Fund has agreed to sell its holdings in Asia Pulp & Paper Co. Ltd., Pindo Deli Finance Mauritius Ltd. and Tjiwi Kimia Finance Mauritius in November 2006. Until the completion of sale, the transaction is being accounted for as a secured borrowing with a pledge of collateral and any preliminary sales proceeds received are deferred until the completion of the transaction.

12. MERGER

On August 4, 2005, the Franklin Income Fund acquired the net assets of the Franklin Multi-Income Trust pursuant to a plan of reorganization approved by the Franklin Multi-Income Trust's shareholders. The merger was accomplished by a tax-free exchange of 22,580,678 Class A shares of the Fund (valued at $2.53) for the net assets of the Franklin Multi-Income Trust which aggregated $57,129,115, including $13,521,127 of unrealized appreciation (depreciation). The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Fund immediately after the merger were $37,481,139,819.

13. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.


126 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

13. REGULATORY MATTERS (CONTINUED)

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March, 2005. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC has also prepared and submitted to the SEC for its approval a plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Funds, it is committed to making the Funds or their shareholders whole, as appropriate.


                                                         Semiannual Report | 127

FRANKLIN CUSTODIAN FUNDS, INC.

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Directors ("Board"), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for each of the five separate funds comprising Franklin Custodian Funds ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund


128 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best-execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Directors who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewals. The Lipper report prepared for each individual Fund showed the investment performance of its Class A shares during 2005 and the previous ten years ended December 31, 2005, in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each Fund.

FRANKLIN DYNATECH FUND - This Fund's investment objective is capital appreciation, and performance was shown in comparison to a performance universe consisting of the Fund and all retail and institutional science and technology funds as classified by Lipper. The Fund's Lipper report showed its total return during 2005 placed it in the second-highest quintile of such performance universe. Its total return on an annualized basis placed it in the fourth or second-lowest quintile for the previous three-year period but in the first or highest quintile for the previous five- and ten-year periods. The Board expressed satisfaction with such performance.


                                                         Semiannual Report | 129

FRANKLIN CUSTODIAN FUNDS, INC.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

FRANKLIN GROWTH FUND - The Fund's investment objective is capital appreciation, and performance was shown in comparison to a performance universe consisting of all retail and institutional multi-cap core funds as classified by Lipper. The Fund's Lipper report showed its total return during 2005 ranked it in the top half of its performance universe. Its total return on an annualized basis ranked it in the middle quintile of the performance universe during each of the previous three- and five-year periods, and the fourth or second-lowest quintile during the previous ten-year period. The Board found such performance acceptable, noting that the Fund's annualized total return for the previous ten-year period exceeded 7.5% as shown in such Lipper report.

FRANKLIN INCOME FUND - While maintaining prospects for capital appreciation, this Fund's investment objective is to maximize income, and its investment performance was shown in comparison to a performance universe consisting of the Fund and all other retail and institutional income funds as classified by Lipper. The Fund's Lipper report showed its income return during 2005 and for each of the previous ten years was in the first or highest quintile of this performance universe. The Fund's total return as shown in such report during 2005 was in the lowest quintile of its performance universe, but on an annualized basis was in the highest quintile of its performance universe during each of the previous three-, five- and ten-year periods. The Board expressed satisfaction with such performance.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND - The investment objective of this Fund is realizing income, and its investment performance was shown in comparison to a performance universe consisting of all retail and institutional Ginnie Mae funds as classified by Lipper. The Fund's Lipper report showed its income return during 2005 and during each of the previous three-, five- and ten-year periods on an annualized basis was in the first or highest quintile of such performance universe. The Fund's total return during 2005, as shown in such report, was in the first or highest quintile of its performance universe during 2005, and on an annualized basis was in the first- or second-highest quintiles of such universe for each of the previous three-, five- and ten-year periods. The Board expressed satisfaction with such performance.

FRANKLIN UTILITIES FUND - The investment objectives of this Fund are current income and capital appreciation, and its investment performance was shown in comparison to a performance universe consisting of all retail and institutional utility funds as classified by Lipper. The Fund's Lipper report showed its income return during 2005, as well as during each of the previous three-, five-and ten-year periods on an annualized basis was in the first or highest quintile of such performance universe. The Fund's total return during 2005 placed it in the fourth or next-to-lowest quintile of its performance universe, and on an annualized basis placed it in the fourth quintile of its performance universe during the previous three-year period, the highest quintile during the previous five-year period, and in the middle quintile for the previous ten-year period. The Board expressed satisfaction with such performance, noting that the Fund had a total return of 10.74% in 2005 as shown in such Lipper report.


130 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under each Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper report. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis considers administrative charges as being part of management fees and total expenses for comparative consistency are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the effective management fee rate for each of Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund and Franklin Utilities Fund was in the lowest quintile of their respective Lipper expense groups, and for Franklin U.S. Government Securities Fund was at the median of its Lipper expense group. The actual total expenses for all the Funds were in the lowest quintile of their respective Lipper expense groups. Based upon the above, the Board was satisfied with the management fees and total expenses of each Fund in comparison to its respective Lipper expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as each Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in


                                                         Semiannual Report | 131

FRANKLIN CUSTODIAN FUNDS, INC.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provided an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on the next $9.75 billion of assets; 0.44% on the next $2.5 billion of assets; and thereafter declined by 2 basis points for each subsequent $2.5 billion until reaching a final breakpoint of 0.36% for assets in excess of $20 billion. The only Fund whose assets exceed $20 billion is Franklin Income Fund and the investment management agreement was amended at the February 28, 2006, Board meeting to further reduce the fees to 0.355% on net assets in excess of $35 billion up to $50 billion, and to 0.35% on assets in excess of $50 billion. Such reductions formalized fee waivers previously agreed to by the Manager at a Board meeting held April 19, 2005. In discussing such overall fee structure, management stated its view that it reaches a relatively low rate quickly, reflecting anticipated economies of scale as a Fund's assets increase and pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group, as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provided a sharing of benefits with the Fund and its shareholders.


132 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS, INC.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                         Semiannual Report | 133
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LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
 U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6
'

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
 Tax-Free Income Fund
Federal Intermediate-Term
 Tax-Free Income Fund
New York Intermediate-Term
 Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                          Not part of the semiannual report

         [LOGO](R)
    FRANKLIN TEMPLETON                 One Franklin Parkway
       INVESTMENTS                     San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

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SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN CUSTODIAN FUNDS, INC.

INVESTMENT MANAGER

Franklin Advisers, Inc.


DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton .com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FCF S2006 05/06


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Edith E. Holiday and Harris J. Ashton and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANGERS OF CLOSE-END MANAGEMENT INVESTMENT
 COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS, INC.

By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    May 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    May 22, 2006


By /s/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    May 22, 2006